EXHIBIT 10.1
                                                                    ------------


                                                                  EXECUTION COPY
                                                                  --------------





================================================================================

                 PURCHASE, SALE AND SERVICING TRANSFER AGREEMENT


                                  BY AND AMONG


                             SEARS, ROEBUCK AND CO.,


                      SEARS FINANCIAL HOLDING CORPORATION,


                              SEARS NATIONAL BANK,


                       SEARS ROEBUCK DE PUERTO RICO, INC.,


                            SEARS LIFE HOLDING CORP.,


                                   SRFG, INC.,


                 SEARS INTELLECTUAL PROPERTY MANAGEMENT COMPANY,


                          Certain Other Subsidiaries of
                        Sears that are Signatories Hereto


                                       AND


                                    CITICORP


                            DATED AS OF JULY 15, 2003

================================================================================

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


                                    ARTICLE I
                                   DEFINITIONS

Section 1.1.      Certain Defined Terms........................................2
Section 1.2.      Construction; Absence of Presumption........................17
Section 1.3.      Headings; Definitions.......................................17


                                   ARTICLE II
                         SALE, CONVEYANCE AND ASSUMPTION

Section 2.1.      Purchase and Sale of the Acquired Subsidiary Stock..........17
Section 2.2.      Purchase and Sale of Purchased Interests....................18
Section 2.3.      Retained Assets.............................................20
Section 2.4.      Assumed Liabilities.........................................21
Section 2.5.      Retained Liabilities........................................22
Section 2.6.      Allocation of Purchase Price................................23


                                   ARTICLE III
                    THE CLOSING AND POST-CLOSING ADJUSTMENTS

Section 3.1.      Closing.....................................................23
Section 3.2.      Preliminary Information.....................................24
Section 3.3.      Closing Purchase Price......................................24
Section 3.4.      Sellers' Deliveries at Closing..............................24
Section 3.5.      Purchaser's Deliveries at Closing...........................25
Section 3.6.      Proceedings at Closing......................................26
Section 3.7.      Delayed Closing.............................................26
Section 3.8.      Closing Date Balance Sheet; Payments
                  on the Settlement Date......................................27
Section 3.9.      Delivery of Books and Records...............................30
Section 3.10.     Transfer of Absolute Title; Filing of Financing Statements..30
Section 3.11.     Power of Attorney...........................................31
Section 3.12.     Post-Closing Payments on Account Receivables................31


                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF SELLERS

Section 4.1.      Organization and Good Standing..............................31
Section 4.2.      Acquired Subsidiary.........................................32
Section 4.3.      Authorization; Binding Obligations..........................32
Section 4.4.      No Conflicts................................................32
Section 4.5.      Approvals...................................................33

Section 4.6.      Litigation..................................................33
Section 4.7.      Compliance with Requirements of Law.........................33
Section 4.8.      Transactions with Affiliates................................34
Section 4.9.      Financial Statements........................................34
Section 4.10.     Accounts....................................................36
Section 4.11.     Trust; Securitization.......................................37
Section 4.12.     Effective Transfer..........................................39
Section 4.13.     Sufficiency of Assets.......................................39
Section 4.14.     Employee Benefit Plans; Employee Matters....................39
Section 4.15.     No Brokers or Finders.......................................41
Section 4.16.     Undisclosed Liability.......................................41
Section 4.17.     Real Property...............................................41
Section 4.18.     Insurance...................................................43
Section 4.19.     Licenses and Permits........................................43
Section 4.20.     Absence of Certain Changes..................................43
Section 4.21.     Marketing Agreements........................................44
Section 4.22.     Certain Contracts...........................................44
Section 4.23.     Ratings.....................................................45
Section 4.24.     Intellectual Property.......................................45
Section 4.25.     Taxes.......................................................46
Section 4.26.     No Use of Borrower Lists....................................47
Section 4.27.     Environmental Matters.......................................47
Section 4.28.     No Other Representations or Warranties......................48


                                    ARTICLE V
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

Section 5.1.      Organization and Good Standing..............................48
Section 5.2.      Authorization; Binding Obligations..........................48
Section 5.3.      No Conflicts................................................48
Section 5.4.      Approvals...................................................49
Section 5.5.      Litigation..................................................49
Section 5.6.      Compliance with Requirements of Law.........................49
Section 5.7.      Licenses and Permits........................................50
Section 5.8.      Servicing Qualifications....................................50
Section 5.9.      Absence of Certain Changes..................................50
Section 5.10.     Financing...................................................50
Section 5.11.     Acquisition of Shares for Investment........................50
Section 5.12.     No Brokers or Finders.......................................50
Section 5.13.     No Inducement or Reliance; Independent Assessment...........50


                                   ARTICLE VI
                                    COVENANTS

Section 6.1.      Conduct of Business.........................................51
Section 6.2.      Access and Confidentiality..................................54

Section 6.3.      Delivery of Securitization Transfer Agreements..............57
Section 6.4.      Advice of Changes...........................................57
Section 6.5.      Efforts; Filings............................................57
Section 6.6.      No Solicitation.............................................58
Section 6.7.      Further Assurances..........................................59
Section 6.8.      Assignment of Contracts; Approvals and Consents.............60
Section 6.9.      Notice of Proceedings.......................................61
Section 6.10.     Guaranties; Letters of Credit; Intercompany Agreements......61
Section 6.11.     Bulk Sales Law..............................................62
Section 6.12.     IBM Master Agreement; Other Sears Service
                  Provider Agreements.........................................62
Section 6.13.     MasterCard Agreements.......................................62
Section 6.14.     Notice to Cardholders.......................................63
Section 6.15.     Change Name of the Acquired Subsidiary......................63
Section 6.16.     Employee Matters............................................63
Section 6.17.     Board of Directors of Acquired Subsidiary...................67
Section 6.18.     Unsecured Debt of Sears.....................................67
Section 6.19.     Covenant Not to Petition....................................67


                                   ARTICLE VII
                              CONDITIONS PRECEDENT

Section 7.1.      Conditions of All Parties to Closing........................67
Section 7.2.      Conditions to Obligations of Purchaser to Close.............68
Section 7.3.      Conditions to Obligations of Sellers to Close...............69


                                  ARTICLE VIII
                                   TAX MATTERS

Section 8.1.      Liability for Taxes; Refunds and Credits....................69
Section 8.2.      Section 338(h)(10) Elections................................71
Section 8.3.      Filing Responsibility.......................................72
Section 8.4.      Cooperation; Exchange of Information; Tax Proceedings.......74
Section 8.5.      Tax Sharing Agreements......................................77
Section 8.6.      Intentionally Omitted.......................................77
Section 8.7.      Transfer Taxes..............................................77
Section 8.8.      Survival....................................................77
Section 8.9.      Post-Closing Dispositions...................................78
Section 8.10.     Tax Treatment of Payments...................................78
Section 8.11.     Sales Tax Recoveries........................................78


                                   ARTICLE IX
                                   TERMINATION

Section 9.1.      Termination.................................................79
Section 9.2.      Effect of Termination.......................................80

                                    ARTICLE X
                                 INDEMNIFICATION

Section 10.1.     Survival of Representations and Warranties and Covenants....80
Section 10.2.     Indemnification of Purchaser................................80
Section 10.3.     Indemnification of Sellers..................................81
Section 10.4.     Claims......................................................82
Section 10.5.     Limitations.................................................83
Section 10.6.     Insurance...................................................84
Section 10.7.     Remedies Exclusive..........................................84
Section 10.8      Mitigation..................................................84
Section 10.9.     Tax Indemnification.........................................84
Section 10.10.    Termination of Indemnification..............................85


                                   ARTICLE XI
                                  MISCELLANEOUS

Section 11.1.     Notices.....................................................85
Section 11.2.     Governing Law...............................................87
Section 11.3.     Jurisdiction; Venue; Consent to Service of Process..........87
Section 11.4.     Counterparts................................................88
Section 11.5.     Entire Agreement............................................88
Section 11.6.     Amendment, Modification and Waiver..........................88
Section 11.7.     Severability................................................89
Section 11.8.     Successors and Assigns; No Third-Party Beneficiaries........89
Section 11.9.     Publicity...................................................89
Section 11.10.    WAIVER OF JURY TRIAL........................................89
Section 11.11.    Expenses....................................................89
Section 11.12.    Specific Performance and Other Equitable Relief.............90

SCHEDULES:
---------

Schedule 1.1(a)          Individuals Deemed not to be Business Employees
Schedule 1.1(b)          Knowledge of Sellers
Schedule 1.1(c)          Knowledge of Purchaser
Schedule 1.1(d)          Reference Balance Sheet
Schedule 1.1(e)          Applicable Governmental Authorities
Schedule 2.2(i)          Securitization Documents
Schedule 2.2(j)          Securitization Interests
Schedule 2.2(l)-1        Owned Real Property
Schedule 2.2(l)-2        Leased Real Property
Schedule 2.2(m)          Fixed Assets
Schedule 2.2(n)          Assumed Contracts
Schedule 2.2(s)          Other Assets
Schedule 2.3(j)          Other Retained Assets
Schedule 2.4(l)          Other Assumed Liabilities
Schedule 2.5(k)          Other Retained Liabilities
Schedule 3.4(e)          Securitization Transfer Agreements
Schedule 3.4(f)          Required Resignations
Schedule 6.1(b)(iv)      Change-in-Terms V and other programs
Schedule 6.1(b)(ix)      Contracts Permitting Disposition of Purchased Interests
Schedule 6.1(b)(xi)      Permitted Compensation and Benefit Changes
Schedule 6.10(a)         Guaranties
Schedule 6.10(b)         Obligations Not Requiring Release, Termination or
                         Discharge
Schedule 6.16(i)         Retention Agreements
Schedule 6.16(j)         Limitations of Terminations without Cause
Schedule 6.18            Sears Indentures
Schedule 7.2(f)          Required Opinions

EXHIBITS:

Exhibit A                Form of Program Agreement
Exhibit B                Term Sheet for Transition Services Agreement
Exhibit C                Form of Licensing Agreement
Exhibit D                Form of Merchant Agreement
Exhibit E                Form of Pooling Agreement Amendment

                             INDEX OF DEFINED TERMS
                             ----------------------

                                                                            PAGE
                                                                            ----
338(h)(10) Election...........................................................71
Account........................................................................2
Account Agreement..............................................................2
Accountant....................................................................29
Acquired Cardholder Information................................................2
Acquired Intellectual Property.................................................2
Acquired Subsidiary...........................................................17
Acquired Subsidiary Financial Statements......................................35
Acquired Subsidiary Stock.....................................................17
ADSP...........................................................................2
Affiliate......................................................................3
Agreement......................................................................1
Allocation Statement..........................................................23
Alternate Certificate.........................................................25
Alternative Proposal..........................................................58
Annual Financial Information..................................................35
Annual Statement...............................................................3
Applicable Contracts..........................................................44
Applicable Governmental Authority..............................................3
Assumed Contracts.............................................................19
Assumed Liabilities...........................................................21
Bank...........................................................................1
Benefit Item...................................................................3
Books and Records..............................................................3
Borrower.......................................................................3
Borrower List..................................................................3
Business.......................................................................4
Business Day...................................................................4
Business Employee..............................................................4
Business Material Adverse Effect...............................................4
Card Association...............................................................5
Charged-Off Account............................................................5
Cleanup........................................................................5
Closing.......................................................................23
Closing Date..................................................................24
Closing Date Balance Sheet....................................................27
Closing Purchase Price.........................................................5
COBRA Obligations.............................................................65
Code...........................................................................5
Confidentiality Agreement.....................................................55
Consents......................................................................49

Contract.......................................................................5
Credit Balance.................................................................5
Credit Card....................................................................5
Credit Card Business...........................................................5
Cut-Off Time...................................................................6
Damages........................................................................6
Determination.................................................................71
Disclosure Schedule............................................................6
Employment Agreements.........................................................39
Environmental Claim............................................................6
Environmental Laws.............................................................6
ERISA..........................................................................6
ERISA Affiliate...............................................................15
Estimated Closing Date Balance Sheet...........................................6
Estimated Total Equity........................................................24
Exchange Act..................................................................35
Excluded Proprietary Information...............................................7
Excluded Taxes.................................................................7
Expiration Date................................................................7
FDIC...........................................................................7
Federal Funds Rate.............................................................7
Final Adjustment Payment......................................................28
Final Average Receivables Statement...........................................27
Final Closing Tape.............................................................7
Final Premium Adjustment Payment..............................................28
Final Six-Month Average Net Customer Receivables..............................27
Final Total Equity............................................................27
Financial Information.........................................................35
Financial Products Business....................................................8
Financial Products Delayed Closing............................................26
Financial Products Delayed Closing Date.......................................26
Financing Materials...........................................................59
Financing Statements..........................................................30
FIRPTA Certificate............................................................25
First Installment.............................................................66
Fixed Assets..................................................................19
Form 8023.....................................................................71
FP Delayed Closing Assets.....................................................26
FP Delayed Closing Liabilities................................................26
FP Delayed Closing Taxes.......................................................8
GAAP...........................................................................8
Governmental Authority.........................................................8
Guaranties....................................................................61
Hazardous Materials............................................................8
HSR Act.......................................................................58
IBM............................................................................8

IBM Master Agreement...........................................................8
Improvements...................................................................8
Indemnified Parties...........................................................81
Indemnifying Party............................................................82
Indemnity Payments............................................................83
Insurance Contracts............................................................8
Intellectual Property..........................................................9
Interchange Fees...............................................................9
Interim Financial Information.................................................35
Investigation.................................................................56
Knowledge......................................................................9
Leased Real Property...........................................................9
Leases.........................................................................9
Liability......................................................................9
Licensed Intellectual Property.................................................9
Licensed Marks.................................................................9
Licensing Agreement............................................................9
Lien...........................................................................9
Marks.........................................................................10
Master File...................................................................10
MasterCard Agreements.........................................................10
Maximum Indemnification Amount................................................83
Merchant Agreement............................................................10
Merchant Dealer...............................................................10
Operating Regulations.........................................................10
Other Assets..................................................................19
Other Assumed Liabilities.....................................................22
Other Retained Assets.........................................................20
Other Retained Liabilities....................................................23
Owned Intellectual Property...................................................10
Owned Real Property...........................................................10
Parties........................................................................1
Party..........................................................................1
Patents.......................................................................10
Permitted Lien................................................................10
Permitted Seller Benefit Plan Action..........................................53
Person........................................................................11
Pooling Agreement..............................................................1
Pooling Agreement Amendment...................................................11
Post-Closing Tax Period.......................................................11
Pre-Closing Environmental Liabilities and Costs...............................11
Pre-Closing Tax Period........................................................11
Preliminary Average Receivables Statement.....................................24
Preliminary Closing Tape......................................................11
Premium Amount................................................................11
Program Agreement..............................................................1

Purchased Interests...........................................................18
Purchaser......................................................................1
Purchaser Consents............................................................49
Purchaser Indemnified Parties.................................................81
Purchaser Material Adverse Effect.............................................12
Purchaser Permits.............................................................50
Purchaser Savings Plan........................................................65
Purchaser Service Provider Agreement..........................................62
Purchaser Tax Claim...........................................................75
Qualified Plan................................................................40
Quarterly Statement...........................................................12
Rapid Amortization Event......................................................12
Real Property.................................................................12
Receivable Repurchase Event...................................................12
Receivables...................................................................12
Reference Balance Sheet.......................................................12
Reinsurance Agreement.........................................................13
Related Agreements............................................................13
Release.......................................................................13
Required Amendments...........................................................13
Requirements of Law...........................................................13
Retained Assets...............................................................20
Retained Business Employees...................................................55
Retained Liabilities..........................................................22
Retention Agreements..........................................................66
Return........................................................................16
Sales Tax Recovery............................................................13
SAP...........................................................................13
Sears..........................................................................1
Sears Affiliated Group........................................................13
Sears Canada..................................................................13
Sears Customer Data Warehouse.................................................13
Sears Group...................................................................14
Sears Holding..................................................................1
Sears IP.......................................................................1
Sears Life Holding.............................................................1
Sears Mexico..................................................................14
Sears Puerto Rico..............................................................1
Sears Savings Plan............................................................65
Sears Service Provider Agreement..............................................14
Sears Tax Claim...............................................................75
SEC...........................................................................35
SEC Documents.................................................................38
Second Installment............................................................66
Securities Act................................................................38
Securitization................................................................14

Securitization Account........................................................14
Securitization Cash Collateral................................................14
Securitization Documents......................................................18
Securitization Interests......................................................18
Securitization Receivables....................................................14
Securitization Retained Interests.............................................14
Securitization Transfer Agreements............................................24
Seller.........................................................................1
Seller Benefit Plan...........................................................15
Seller Business Documents.....................................................34
Seller Consents...............................................................33
Seller Indemnified Parties....................................................81
Seller Permits................................................................43
Seller Tax Indemnitees........................................................70
Sellers........................................................................1
Series Supplement.............................................................15
Service Provider..............................................................14
Servicer......................................................................15
Servicer Rights...............................................................18
Servicer Termination Event....................................................15
Settlement Day................................................................28
Six-Month Average Net Customer Receivables....................................12
Software......................................................................15
SRFG...........................................................................1
Straddle Period...............................................................15
Subsequent Financing..........................................................59
Subsidiary....................................................................15
Tax Benefit...................................................................15
Tax Item......................................................................15
Tax Proceeding................................................................16
Tax Recovery End Date.........................................................16
Tax Return....................................................................16
Taxes.........................................................................16
Termination Date..............................................................79
Third-Party Claim.............................................................82
Threshold.....................................................................83
Total Equity..................................................................16
Transfer Taxes................................................................77
Transition Services Agreement.................................................16
Transition Team...............................................................55
Trust.........................................................................16
Trust Certificates............................................................16
TSYS..........................................................................16
Unreasonable Condition........................................................16
WARN Act......................................................................66

                 PURCHASE, SALE AND SERVICING TRANSFER AGREEMENT

                  This PURCHASE, SALE AND SERVICING TRANSFER AGREEMENT (this "Agreement") is entered into as of July 15, 2003, by and among SEARS, ROEBUCK AND CO., a New York corporation ("Sears"), SEARS FINANCIAL HOLDING CORPORATION, a Delaware corporation and a wholly-owned subsidiary of Sears ("Sears Holding"), SEARS NATIONAL BANK, a national banking association, a wholly-owned subsidiary of Sears Holding and a "credit card bank" under the Bank Holding Company Act (the "Bank"), SEARS ROEBUCK DE PUERTO RICO, INC., a Delaware corporation and a wholly-owned subsidiary of Sears ("Sears Puerto Rico"), SEARS LIFE HOLDING CORP., a Delaware corporation and a wholly-owned subsidiary of Sears ("Sears Life Holding"), SRFG, INC. (formerly Sears Receivables Financing Group, Inc.), a Delaware corporation and a wholly-owned subsidiary of Sears ("SRFG"), SEARS INTELLECTUAL PROPERTY MANAGEMENT COMPANY, a Delaware corporation and a wholly-owned subsidiary of Sears ("Sears IP"), certain other subsidiaries of Sears that are signatories hereto (together with Sears, Sears Holding, the Bank, Sears Puerto Rico, Sears Life Holding, SRFG and Sears IP, collectively, "Sellers", and each, individually, a "Seller"), and CITICORP, a Delaware corporation ("Purchaser"), (Sellers together with Purchaser, collectively, the "Parties", and each, individually, a "Party").

                                    RECITALS

                  WHEREAS, Sears is, among other things, (i) engaged in the business of selling merchandise and services through retail stores, catalogs and by other means, and (ii) directly and indirectly through certain of its subsidiaries, including the Bank, engaged in the Credit Card Business and the Financial Products Business (each as defined herein);

                  WHEREAS, the Sears Credit Account Master Trust II was formed pursuant to that certain Pooling and Servicing Agreement, dated as of July 31, 1994, as amended and/or supplemented through the date of this Agreement and as it may be further amended and/or supplemented through the Closing Date to the extent permitted by this Agreement, including all Series Supplements thereto (the "Pooling Agreement"), by and among Sears, as servicer, SRFG, as seller, and The Bank of New York (as successor trustee to Bank One, National Association (formerly the First National Bank of Chicago)), as trustee;

                  WHEREAS, pursuant to this Agreement, Sellers desire to sell to Purchaser, and Purchaser desires to purchase from Sellers, the Business pursuant to the terms contained and in the manner described herein;

                  WHEREAS, on the date hereof, Sears, Sears IP and Citibank
(USA) N.A., a national banking association and Affiliate of Purchaser, are entering into a Program Agreement (the "Program Agreement") in the form attached hereto as Exhibit A, to become effective as of the Closing under this Agreement, that provides for, among other things, the issuance of Sears proprietary cards and general purpose credit cards, the issuance of existing and new credit and financial products to be developed with Purchaser, the processing and servicing of the related accounts, and the conduct of related marketing activities; and

                  WHEREAS, simultaneously with the Closing under this Agreement, Sellers, Purchaser and certain of their respective Affiliates desire to enter into other agreements in connection with the transactions contemplated hereby.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

        Section 1.1 Certain Defined Terms. For the purposes of this Agreement, unless the context requires otherwise, the following terms shall have the following meanings:

                  "Account" shall mean any account under which a purchase, cash advance or credit transaction may be or has been made by a Borrower by means of a Credit Card, which is recorded on the system of TSYS or the Sellers' internal systems, is designated as a Sears Card Account, Sears Blue Card Account, Sears Puerto Rico Card Account, Sears Premier Card Account, SearsCharge PLUS Account, Sears Home Improvement Account, Sears Commercial One Business Account, Sears Installed Home Improvement Account, Sears Modernizing Credit Plan Account, Sears Easy Pay Account, Sears Gold MasterCard Account, Sears Premier Gold MasterCard or The Great Indoors Gold MasterCard Account and established pursuant to an Account Agreement (including such accounts that are Charged-Off Accounts or otherwise impaired accounts) and owned by Sears or any of its Affiliates as of the Cut-Off Time.

                  "Account Agreement" shall mean an account agreement (including related disclosure) between the Bank, Sears or Sears Puerto Rico, on the one hand, and the related Borrower, on the other, governing the terms and conditions of an Account, as such agreement may be amended, modified or otherwise changed from time to time (including pursuant to change of terms notices).

                  "Acquired Cardholder Information" shall mean information included in the Master File or the Borrowers List.

                  "Acquired Intellectual Property" shall mean the Intellectual Property (except as provided pursuant to the Licensing Agreement and the Transition Services Agreement) primarily used or held for use by Sellers and their Subsidiaries in the operations of the Business; provided, however, that in no event shall Acquired Intellectual Property include any Excluded Proprietary Information.

                  "ADSP" shall mean the aggregate deemed sale price, as defined in Treasury Regulation Section 1.338-4.

                  "Affiliate" shall mean, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such first Person; provided that neither Sears Canada nor Sears Mexico shall be deemed to be an Affiliate of Sears or any of its Affiliates for the purposes of this Agreement. The term "control" (including its correlative meanings "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

                  "Annual Statement" shall mean the SAP annual financial statements filed or submitted by the Acquired Subsidiary to the Illinois Department of Insurance on forms prescribed or permitted by such regulatory body.

                  "Applicable Governmental Authority" shall mean a Governmental Authority set forth in Schedule 1.1(e).

                  "Benefit Item" shall mean any loss, deduction, credit or other item which decreases Taxes paid or payable or increases Tax basis.

                  "Books and Records" shall mean the existing books, records, original documents, correspondence, customer lists, books of account, Credit Card applications, customer service and collection records, billing tapes, month-end tapes, files, papers, statement forms, plastics, application forms and other supplies and data maintained by or on behalf of Sellers or any of their Affiliates, whether in hard copy or electronic format or any other form, to the extent used or held for use by Sellers or any of their Affiliates primarily in the Credit Card Business or the Financial Products Business (including any Securitization), other than those relating principally to any Excluded Obligation or Retained Interest and other than any Tax Returns or Tax work papers; and such term shall also mean all of Sears' proprietary information relating to the Accounts (whether or not included in such books, records, files and papers), including the Borrower List and all information relating to the Accounts, the Borrowers and any Persons (including those Persons who may employ any Borrowers) with which Sears has a relationship in connection with the Accounts, as such proprietary information is reported on Sears' data processing system or otherwise retained directly or indirectly, by or on behalf of Sears or any of its Affiliates. Notwithstanding the foregoing, "Books and Records" shall not mean any Excluded Proprietary Information.

                  "Borrower" shall mean with respect to any Account an applicant and, if applicable, co-applicant in whose name(s) an Account was properly established, without regard to whether the applicable borrower utilizes Credit Cards or checks, or both, to borrow under the applicable Account Agreement and/or who is obligated to make payments with respect to such Account, including any guarantor thereof.

                  "Borrower List" shall mean a list of the names, addresses, telephone numbers and taxpayer identification numbers and social security numbers of all Borrowers as of the Cut-Off Time, together with such other proprietary information as is maintained by or on behalf of Sears or any of its Affiliates with respect to such Borrowers (other than any Excluded Proprietary Information).

                  "Business" shall mean the Credit Card Business and the Financial Products Business.

                  "Business Day" shall mean any day other than a Saturday, Sunday or day on which banking institutions in Illinois, New York, or South Dakota are authorized or obligated by law or executive order to be closed.

                  "Business Employee" shall mean: (i) all persons actively employed by Sears or its Subsidiaries primarily in or in support of the Credit Card Business or the Financial Products Business as of the Closing Date and (ii) all persons employed by Sears or its Subsidiaries primarily in or in support of the Credit Card Business or the Financial Products Business who are absent from work on the Closing Date on account of vacation, sickness, short-term disability or other leave of absence, or for whom an obligation to recall, rehire or otherwise return to employment exists under applicable law, provided that the term "Business Employee" shall not include: (a) any person employed by Sears or any of its Subsidiaries primarily in or in support of the Credit Card Business or the Financial Products Business who is receiving long-term disability benefits as of the Closing Date; (b) any former employee of Sears or its Subsidiaries with pending charges, claims or lawsuits seeking reinstatement; and (c) any employee set forth on Schedule 1.1(a), which Schedule shall be supplemented by the Transition Team as contemplated in Section 6.2(b).

                  "Business Material Adverse Effect" shall mean: (i) any change, event or effect that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to the business, assets, results of operations or financial condition of the Business, taken as a whole, excluding any such change, event or effect arising out of or in connection with or resulting from: (A) general economic or business conditions or changes therein; (B) adverse developments in economic, business or financial conditions generally affecting the credit card industry and/or the insurance industry to the extent such adverse developments do not have a disproportionate effect on the Business relative to other entities operating businesses similar to the Business; (C) financial market conditions, including without limitation, interest rates, or changes therein; (D) changes in law, GAAP or regulatory accounting principles after the date of this Agreement; or (E) any action, omission, change, effect, circumstance or condition contemplated by this Agreement (including the occurrence of a Financial Products Delayed Closing), or attributable to the execution, performance or announcement of this Agreement or the transactions contemplated hereby (including without limitation the impact thereof on relationships with Borrowers, customers, suppliers, or employees); or
         (ii) an adverse change or effect reasonably expected to materially impair or materially delay the ability of Sears or any of its Affiliates to perform timely its obligations under this Agreement, the Related Agreements or the Securitization Transfer Agreements or to consummate the transactions contemplated hereby or thereby on a timely basis.

                  "Card Association" shall mean MasterCard International Inc. and its Affiliates, including Maestro and Cirrus.

                  "Charged-Off Account" shall mean an Account owned by any Seller as of the Cut-Off Time with respect to which a Charge-Off has occurred. For the purposes of this Agreement, a Charge-Off has occurred with respect to an Account if, as of the Cut-Off Time, such Account has been or should have been charged off in accordance with Sears' standard practices, policies and procedures as in effect on the date of this Agreement.

                  "Cleanup" means all actions required under applicable Environmental Laws to: (1) cleanup, remove, treat or remediate Hazardous Materials in the indoor or outdoor environment; (2) prevent the Release of Hazardous Materials so that they do not migrate, endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (3) perform pre-remedial studies and investigations and post-remedial monitoring and care; or (4) respond to any government requests for information or documents in any way relating to cleanup, removal, treatment or remediation or potential cleanup, removal, treatment or remediation of Hazardous Materials in the indoor or outdoor environment.

                  "Closing Purchase Price" shall mean the amount payable by Purchaser at the Closing calculated pursuant to Section 3.3.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Contract" shall mean, with respect to any Person, any agreement, undertaking, contract, obligation, promise, indenture, deed of trust or other instrument, document or agreement (whether written or oral and whether express or implied) by which that Person, or any amount of its properties or assets, is bound or subject.

                  "Credit Balance" shall mean, with respect to any Borrower, the net amount, if any, owing to such Borrower on an Account as of the Cut-Off Time.

                  "Credit Card" means (i) any credit card pursuant to which card the holder or authorized user may purchase goods and services, obtain cash advances or convenience checks, and transfer balances through open-ended revolving credit, commonly known as a credit, store or charge card; (ii) any debit card; (iii) any card commonly known as a smart card or stored value card; and (iv) any other electronic or digital cash card or account; provided, that the term "Credit Card" does not include (x) any card issued to the holder of a securities brokerage account that allows the holder to obtain credit through a margin account; or (y) any gift card. No card will be considered a "Credit Card" solely because such card allows the holder to access a line of credit tied to a deposit account for overdraft protection.

                  "Credit Card Business" shall mean the proprietary Credit Card and co-branded MasterCard Credit Card program relating to the Accounts, including the extension of credit to Borrowers, the servicing of the Accounts, billings, collections, processing of Account transactions, the administration and management of the Accounts and related Receivables (including the Securitization Receivables), and all aspects of the proprietary

         Credit Card and MasterCard Credit Card program relating to the Accounts, including servicing under the Pooling Agreement.

                  "Cut-Off Time" shall mean the time of cessation of processing by TSYS on the day immediately prior to the Closing Date.

                  "Damages" shall mean all actions, costs, damages, disbursements, obligations, penalties, Liabilities, losses, expenses, assessments, judgments, Liens, injunctions, orders, decrees, rulings, dues, fines, fees, settlements or deficiencies (including any interest, penalty, investigation, reasonable legal, accounting and other professional fees, and other cost or expense incurred in the investigation, collection, prosecution and defense of any action, suit, proceeding or claim and amounts paid in settlement) that are imposed upon or otherwise incurred by the indemnified party.

                  "Disclosure Schedule" shall mean, with respect to Sellers, on the one hand, and Purchaser, on the other hand, a schedule delivered by it to the other party on or before the execution and delivery of this Agreement setting forth, among other things, items the disclosure of which is required under this Agreement either in response to an express disclosure requirement contained in a provision of this Agreement or as an exception to one or more of the representations, warranties or covenants contained in this Agreement; provided that the mere inclusion of an item in a Disclosure Schedule as an exception to a representation or warranty will not be deemed an admission by the disclosing party that such item (or any non-disclosed item or information of comparable or greater significance) represents a material exception or fact, event or circumstance or that such item has had, or is reasonably expected to have, a Business Material Adverse Effect or a Purchaser Material Adverse Effect, as applicable.

                  "Environmental Claim" means any claim, action, cause of action, investigation or notice (written or oral) by any Person alleging potential Liability (including, without limitation, potential Liability for investigatory costs, Cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (i) the presence, Release or threatened Release of any Hazardous Materials, or
         (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

                  "Environmental Laws" means all federal, state and local laws and regulations relating to pollution or protection of human health or the environment, including without limitation, laws relating to Releases or threatened Releases of Hazardous Materials or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, transport or handling of Hazardous Materials.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  "Estimated Closing Date Balance Sheet" shall mean the adjusted balance sheet of the Business which shall be prepared by Sears in accordance with GAAP using the accounting principles, procedures, policies and methods used in preparing the Reference

         Balance Sheet, including to the adjustments set forth in the notes to the Reference Balance Sheet and which shall represent Sears' good faith estimate of the Closing Date Balance Sheet and the Final Total Equity.

                  "Excluded Proprietary Information" shall mean (i) information relating to any Borrower that has a relationship with any of the Sellers or any of their Affiliates that does not arise out of an Account Agreement (only to the extent such information relates to or arises out of such non-Account relationship) and (ii) the information contained in the Sears Customer Data Warehouse other than any information included in the Acquired Cardholder Information.

                  "Excluded Taxes" shall mean, without duplication, (i) all Taxes (other than any Transfer Taxes) imposed on any member of the Sears Group, on any Sears Affiliated Group (including such Taxes attributable to the income of the Trust), or on the Acquired Subsidiary with respect to (A) a Pre-Closing Tax Period or (B) the portion of a Straddle Period deemed to end on and include the Closing Date (in the manner determined pursuant to Section 8.3(c) hereof), (ii) all Taxes imposed on any member of the Sears Group, the Acquired Subsidiary or the Trust under Section 1.1502-6 of the Treasury Regulations promulgated under the Code (and corresponding provisions of state, local or foreign law) solely as a result of being a member of any federal, state, local or foreign affiliated, consolidated, unitary or combined group prior to the Closing and (iii) one-half of all Transfer Taxes; provided, however, that Excluded Taxes shall not include (a) any Taxes reflected on the Closing Date Balance Sheet, (b) any FP Delayed Closing Taxes, (c) any Taxes resulting from an insurance or reinsurance premium deemed paid to the Acquired Subsidiary on the Closing Date as a result of the 338(h)(10) Election, (d) any Taxes resulting from any action taken after the Closing by the Acquired Subsidiary or the Trust, on the Closing Date outside the ordinary course of business or (e) any Taxes resulting from any election under Section 338 of the Code (or corresponding provision of state, local or foreign law) with respect to the Trust.

                  "Expiration Date" shall mean the date on which the statute of limitations on assessments (giving effect to valid extensions thereof) applicable to Purchaser's consolidated Federal income Tax Return for the taxable year that includes the Closing Date expires.

                  "FDIC" shall mean the Federal Deposit Insurance Corporation.

                  "Federal Funds Rate" shall mean the offered rate as reported in The Wall Street Journal in the "Money Rates" section for reserves traded among commercial banks for overnight use in amounts of one million dollars or more on the Business Day immediately prior to the day on which a payment is due hereunder.

                  "Final Closing Tape" shall mean the full Master File tape as of the Cut-Off Time, which tape shall identify the Securitization Accounts and include the following for each Account (including the Securitization Accounts): Account number; Borrower's name and address; origination date; date Account closed (if applicable); current finance charge rate; current credit limit; current outstanding Receivables (without regard to any allowance for uncollectible accounts); whether payments are current, and if not, the period of delinquency; and whether such Account is a Charged-Off Account or otherwise impaired.

                  "Financial Products Business" shall mean the business of selling and delivering credit protection, debt deferment or suspension, debt cancellation, credit insurance and other similar products, life and health insurance products, property and casualty insurance products and fee-based clubs and services, primarily, but not exclusively, to customers of the Credit Card Business.

                   "FP Delayed Closing Taxes" shall mean the excess, if any, of
         (x) the sum of (A) any and all Taxes for which Sears or any of its Subsidiaries is liable under applicable Tax law and (B) any other Taxes described in clauses (i), (ii) or (iii) of the definition of Excluded Taxes over (y) the sum of (A) any and all Taxes for which Sears or any of its Subsidiaries would have been liable under applicable Tax law if the sale of the Financial Products Business occurred on the Closing Date (as distinguished from the Financial Products Delayed Closing
         Date) and (B) any other Taxes that would have been described in clauses
         (i), (ii) or (iii) of the definition of Excluded Taxes if the sale of the Financial Products Business occurred on the Closing Date (as distinguished from the Financial Products Delayed Closing Date).

                  "GAAP" shall mean U.S. generally accepted accounting principles as in effect as of the date hereof.

                  "Governmental Authority" shall mean any federal, state or local domestic, foreign or supranational governmental, regulatory or self-regulatory authority, agency, court, tribunal, commission or other governmental, regulatory or self-regulatory entity.

                  "Hazardous Materials" means all substances defined as Hazardous Substances, Oils, Pollutants or Contaminants in the National Oil and Hazardous Substances Pollution Contingency Plan, 40 C.F.R. ss. 300.5, toxic mold, or defined as such by, or regulated as such under, any Environmental Law.

                  "IBM Master Agreement" shall mean that certain Master Agreement for Services, dated as of December 15, 2000, by and between Sears and International Business Machines Corporation ("IBM"), including each Associated Contract Document (as defined in Section 2.2 of the IBM Master Agreement).

                  "Improvements" shall mean all material buildings, structures, fixtures, building systems and equipment included in the Real Property.

                  "Insurance Contracts" shall mean any Contract, including marketing, servicing, claims, administration, agency and reinsurance Contracts, issued by the Acquired Subsidiary or entered into by any of the insurance agencies or the reinsurance company of Sellers that are signatories to the Agreement that relate to the Financial Products Business.

                  "Intellectual Property" shall mean all: (i) copyrights, whether or not registered, and registrations and applications for registration thereof; (ii) Patents; (iii) Marks; (iv) common law and statutory trade secrets and inventions, whether or not patentable and whether or not reduced to practice; (v) technical and business information, including know-how, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, whether or not confidential; (vi) Software; (vii) all licenses (including Software licenses, other than licenses for standard, readily available Software programs) relating to the foregoing; and (viii) all rights to sue or recover and retain damages and costs and attorneys' fees for past, present, and future infringement or breach of any of the foregoing.

                  "Interchange Fees" shall mean interchange fees or interchange reimbursement fees, if any, paid or payable by the Card Association or by Sears or any Merchant Dealer under any applicable merchant agreement with respect to the Accounts, in connection with cardholder purchases of merchandise and services and cardholder cash advances.

                  "Knowledge" shall mean, with respect to Sellers, the collective actual knowledge of the individuals set forth on Schedule 1.1(b) and, with respect to Purchaser, shall mean the actual knowledge of the officers of Purchaser set forth on Schedule 1.1(c).

                  "Leased Real Property" shall mean all leasehold or subleasehold estates and other rights to use or occupy any land, buildings, structures, Improvements, fixtures or other interest in real property held by or for Sellers or any of their Affiliates that is used or held for use primarily in the Credit Card Business or the Financial Products Business.

                  "Leases" shall mean all leases, subleases, licenses or other agreements, including all amendments, extensions, renewals, guaranties or other agreements with respect thereto, pursuant to which the Sellers use or hold any Leased Real Property.

                  "Liability" shall mean any debt, liability, commitment, obligation, claim or cause of action of any kind whatsoever, whether due or to become due, known or unknown, accrued or fixed, absolute or contingent, or otherwise.

                  "Licensed Intellectual Property" shall mean Acquired Intellectual Property licensed by Sellers or any of their Affiliates.

                  "Licensed Marks" shall mean the Marks of Sears or any of its Affiliates licensed to Purchaser pursuant to the Licensing Agreement.

                  "Licensing Agreement" shall mean the Licensing Agreement in the form attached hereto as Exhibit C, to be entered into at the Closing.

                  "Lien" shall mean, with respect to any property, any lien, security interest, mortgage, pledge, hypothecation, charge, claim, option, title defect, restriction or encumbrance relating to that property, of any nature whatsoever, whether consensual, statutory or otherwise, including the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property.

                  "Marks" with respect to any Seller or any third party, shall mean any name, brand, mark, common law or other trademark, service mark, trade dress, trade name, business name, slogan, logo, Internet domain name, or other indicia of origin, whether or not registered, including all common law rights, and registrations and applications for registrations thereof, and all goodwill associated with any of the foregoing.

                  "Master File" shall mean the master file maintained by TSYS on behalf of Sears with respect to the Accounts (including the Securitization Accounts) including, without limitation, identification and other customer data and Account information, the names and addresses of Borrowers with respect to the Accounts and any and all Account adjustments made by or on behalf of Sears.

                  "MasterCard Agreements" shall mean those two Agreements, dated as of June 1, 2000, each between MasterCard International Incorporated and the Bank providing for the issuance by the Bank of commercial and consumer MasterCard Credit Cards.

                  "Merchant Agreement" shall mean the Merchant Agreement in the form attached hereto as Exhibit D, to be entered into at the Closing.

                  "Merchant Dealer" shall mean any entity, current or past, with which Sears or the Bank has entered into a license agreement pursuant to which such entity engages or is engaged in the sale of goods, services, warranties and such other products agreed to by the parties to Borrowers.

                  "Operating Regulations" shall mean the respective by-laws, rules and regulations of the Card Association.

                  "Owned Intellectual Property" shall mean Acquired Intellectual Property owned by any of the Sellers or their respective Affiliates.

                  "Owned Real Property" shall mean all land, together with all interests in buildings, structures, improvements and fixtures located thereon and all easements and other rights and interests appurtenant thereto owned by any of the Sellers or their respective Affiliates that is used or held for use primarily in the Credit Card Business or the Financial Products Business.

                  "Patents" shall mean patents, patent applications, provisional applications, including reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all improvements thereto.

                  "Permitted Lien" shall mean (i) any Lien (A) for Taxes, assessments and other governmental charges which are not yet due and payable, (B) deemed to be created by this Agreement and (C) arising out of or with respect to the Securitization Documents and (ii) in the case of Real Property, all exceptions of record, including recorded easements, exceptions noted in title policies provided to Purchaser, and utility easements, building restrictions, zoning restrictions, and other easements and restrictions affecting title to or possession of such Real Property existing generally with respect to properties of a similar character and, in the case of each of the foregoing relating to the Real Property, which do not, individually or in the aggregate, affect materially and adversely the current use, occupancy or value of the property subject thereto.

                  "Person" shall mean any individual, corporation, business trust, partnership, association, limited liability company, unincorporated organization or similar organization, or any Governmental Authority.

                  "Pooling Agreement Amendment" shall mean Amendment No. 6 to the Pooling Agreement, in the form attached hereto as Exhibit E.

                  "Post-Closing Tax Period" shall mean any taxable period beginning after the Closing Date.

                  "Pre-Closing Environmental Liabilities and Costs" means all Damages asserted against, resulting to, imposed on, or incurred by Purchaser or its Affiliates in connection with: (i) each and every item listed in Section 4.27(a)-1 of the Seller Disclosure Schedule; (ii) the Release or threatened Release of any Hazardous Materials (or allegation of same) prior to the Closing Date on or from or affecting any of the Owned Real Property or Leased Real Property, whether or not any such Release or threatened Release was in compliance with Environmental Law;
         (iii) the violation of any Environmental Law prior to the Closing Date (or allegation of same), by any of the Sellers, the Acquired Subsidiary or any other person in connection with the business of the Sellers or the Acquired Subsidiary; and (iv) any Environmental Claim against any Person whose liability for such Environmental Claim any of the Sellers or the Acquired Subsidiary has or may have retained or assumed either contractually or by operation of law in connection with the Business.

                  "Pre-Closing Tax Period" shall mean any taxable period ending on or before the Closing Date.

                  "Preliminary Closing Tape" shall mean the full Master File tape as of a date no more than 5 Business Days prior to the Closing Date, which tape shall identify the Securitization Accounts and include the following for each Account (including the Securitization Accounts):
         Account number; Borrower's name and address; origination date; date Account closed (if applicable); current finance charge rate; current credit limit; current outstanding Receivables (without regard to any allowance for uncollectible accounts); whether payments are current, and if not, the period of delinquency; and whether such Account is a Charged-Off Account or otherwise impaired.

                  "Premium Amount" shall mean (i) in the event the Closing Date occurs on or prior to October 31, 2003, 0.1 multiplied by the amount reflected on the Estimated Closing Date Balance Sheet in respect of "Net Customer Receivables" calculated in accordance and consistent with the Reference Balance Sheet or (ii) in the event the Closing Date occurs after October 31, 2003, 0.1 multiplied by an amount equal to the average of "Net Customer Receivables" as of the month-end for the six-months immediately preceding the month in which the Closing Date occurs, for each such month, calculated in accordance and consistent with the Reference Balance Sheet (such average, the "Six-Month Average Net Customer Receivables").

                  "Purchaser Material Adverse Effect" shall mean: (i) any change, event or effect that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to the business, assets, results of operations or financial condition of the credit card business of Purchaser, taken as a whole, excluding any such change, event or effect arising out of or in connection with or resulting from:
         (A) general economic or business conditions or changes therein, (B) adverse developments in economic, business or financial conditions generally affecting the credit card industry, the consumer finance industry, the insurance industry and/or the financial services industry to the extent such adverse developments do not have a disproportionate effect on the credit card business of Purchaser relative to other entities operating businesses similar to Purchaser; (C) financial market conditions, including without limitation, interest rates, or changes therein; (D) changes in law, GAAP or regulatory accounting principles after the date of this Agreement; or (E) any action, omission, change, effect, circumstance or condition contemplated by this Agreement, or attributable to the execution, performance or announcement of this Agreement or the transactions contemplated hereby; or (ii) an adverse change or effect reasonably expected to materially impair or materially delay the ability of Purchaser or any of its Affiliates to perform timely its obligations under this Agreement, the Related Agreements or the Securitization Transfer Agreements or to consummate the transactions contemplated hereby or thereby on a timely basis.

                  "Quarterly Statement" shall mean the SAP quarterly financial statements filed or submitted by the Acquired Subsidiary to the Illinois Department of Insurance on forms prescribed or permitted by such regulatory body.

                  "Rapid Amortization Event" shall have the meaning ascribed thereto in the Pooling Agreement.

                  "Real Property" shall mean the Owned Real Property and the Leased Real Property.

                  "Receivable Repurchase Event" shall have the meaning ascribed thereto in the Pooling Agreement.

                  "Receivables" shall mean net amounts owing (after giving effect to Credit Balances) from Borrowers in respect of the Accounts (including loans, cash advances, balance consolidation receivables and other extensions of credit, billed finance charges and any other finance and non-finance fees, charges and interest assessed on the Accounts).

                  "Reference Balance Sheet" shall mean the adjusted balance sheet of the Business as of May 24, 2003, as attached hereto as
         Schedule 1.1(d), which shall be prepared in accordance with GAAP using the accounting principles, procedures, policies and methods set forth on Schedule 1.1(d), including the adjustments set forth in the notes to the Reference Balance Sheet.

                  "Reinsurance Agreement" shall mean the reinsurance arrangements contemplated by the Letter Agreement, dated as of the date hereof, by and between Sears Reinsurance Company, Ltd., a Bermuda corporation, and Purchaser.

                  "Related Agreements" shall mean each of (i) the Program Agreement, (ii) the Transition Services Agreement, (iii) the Licensing Agreement, (iv) the Merchant Agreement and (v) the Reinsurance Agreement.

                  "Release" means any release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, dispersal, leaching or migration into the indoor or outdoor environment (including, without limitation, ambient air, surface water, groundwater and surface or subsurface strata) or into or out of any property, including the movement of Hazardous Materials through or in the air, soil, surface water or groundwater.

                  "Required Amendments" shall mean each of (i) the Pooling Agreement Amendment, and (ii) each amendment to any Securitization Document, in each case in a form reasonably satisfactory to Sears and Purchaser, as may be required in order for Sears and Purchaser to consummate the transactions contemplated hereby and by the Securitization Transfer Agreements without violation of the terms of any Securitization Document.

                  "Requirements of Law" shall mean, with respect to any Person, any law (including common law), ordinance, judgment, order, decree, injunction, permit, statute, treaty, rule or regulation or determination of (or an agreement with) an arbitrator or a Governmental Authority or Card Association (including, without limitation, the Operating Regulations), in each case binding on that Person or any amount of its property or assets.

                  "Sales Tax Recovery" shall mean a refund or other recovery of or against a sales, use or similar gross receipts-based Tax (or a reduction in a sales, use or similar gross receipts-based Tax liability arising from a credit or deduction) under applicable sales, use or similar gross receipts-based Tax law.

                  "SAP" shall mean statutory accounting rules, principles and procedures prescribed or permitted by the Illinois Department of Insurance.

                  "Sears Affiliated Group" shall mean any consolidated, combined, affiliated or unitary group, for Tax purposes, in which any member of the Sears Group is included or of which any member of the Sears Group is the common parent.

                  "Sears Canada" shall mean Sears Canada, Inc.

                  "Sears Customer Data Warehouse" shall mean: (i) any and all customer information (including any such information purchased or otherwise acquired from third-party sources) in any database maintained by or on behalf of Sears, any of its Affiliates, licensees, franchisees or dealers or Sears Canada or Sears Mexico, including data relating to
         (A) customer demographics and contacts, (B) customer purchases from Sears, any of its Affiliates, licensees, franchisees or dealers or Sears Canada or Sears Mexico and (C) customer transactions billed to any Account; and (ii) any analysis, compilation, study, report or other document prepared on the basis of any of the foregoing information.

                  "Sears Group" shall mean Sears, Sears Canada, Sears Mexico and any Subsidiary of Sears (other than the Acquired Subsidiary or the Trust).

                  "Sears Mexico" shall mean Sears Roebuck de Mexico, S.A. de
         C.V.

                  "Sears Service Provider Agreement" shall mean any agreement between Sears or any of its Affiliates, on the one hand, and any third-party vendor (each a "Service Provider"), on the other, pursuant to which the Service Provider provides services to Sears and its Affiliates, including, but not primarily, to and in support of the Business. For avoidance of doubt and for example, the IBM Master Agreement is a Sears Service Provider Agreement.

                  "Securitization" shall mean the arrangement involving the transfer by SRFG, in its capacity as "seller" under the Pooling Agreement, to the Trust of Securitization Receivables pursuant to the Pooling Agreement and all series issuances thereunder.

                  "Securitization Account" shall mean each Account designated as an "Account" or "Additional Account" pursuant to the Pooling Agreement prior to the execution and delivery of this Agreement and with respect to which receivables are transferred to the Trust pursuant to the Pooling Agreement, provided, however, that any such Account that (x) prior to the date of this Agreement, was designated as a "Removed Account" under the Pooling Agreement or (y) any of the Receivables in respect of which were required to be reassigned to SRFG (as "seller" under the Pooling Agreement) at any time prior to or after the date of this Agreement pursuant to Section 2.5 or Section 2.6 of the Pooling Agreement shall not be deemed a "Securitization Account" hereunder, unless such Account shall have been redesignated as an "Additional Account" pursuant to the Pooling Agreement after such reassignment and prior to the execution and delivery of this Agreement.

                  "Securitization Cash Collateral" shall mean cash and cash equivalents maintained by or for the benefit of the Trust as of the Cut-Off Time (whether or not held in Investor Accounts, as defined in the Pooling Agreement), and any securities, instruments or other investments in which cash and cash equivalents maintained by or for the benefit of the Trust are invested as of the Cut-Off Time, that secure the certificates of beneficial interest issued by the Trust or any letter of credit, guaranty, or other means of credit enhancement issued to or for the benefit of the Trust or the holders of beneficial interests therein.

                  "Securitization Receivables" shall mean, as of any date of determination, all outstanding Receivables that have been transferred to the Trust and have not been and are not at that time required to be reassigned to SRFG (as "seller" under the Pooling Agreement).

                  "Securitization Retained Interests" shall mean (i) all right, title and interest of SRFG, as "seller," in the Trust as of the Closing Date, represented by the Seller Certificate (as defined in the Pooling Agreement), (ii) the Class C Certificates (as defined in the Pooling Agreement) issued by the Trust pursuant to each Series Supplement to the Pooling Agreement and held by SRFG and (iii) the Class B Certificates (as defined in the Pooling Agreement) issued by the Trust pursuant to certain Series Supplements to the Pooling Agreement, held by SRFG and listed on Schedule 2.2 (j) hereto.

                  "Seller Benefit Plan" shall mean each deferred compensation and each bonus or other incentive compensation, equity compensation plan, "welfare" plan, fund or program (within the meaning of Section 3(1) of ERISA); "pension" plan, fund or program (within the meaning of
         Section 3(2) of ERISA); and each other employee benefit plan, fund, program, agreement or arrangement, in each case, that is sponsored, maintained or contributed to or required to be contributed to by Sears or by any trade or business, whether or not incorporated (an "ERISA Affiliate"), that together with Sears would be deemed a "single employer" within the meaning of Section 4001(b) of ERISA, or to which Sears or an ERISA Affiliate is party, whether written or oral, for the benefit of any Business Employee.

                  "Series Supplement" shall mean, for any series of Trust Certificates, the Series Supplement to the Pooling Agreement that establishes the specific terms and provisions of such series of Trust Certificates.

                  "Servicer" shall mean Sears, acting in its capacity as servicer, or any successor servicer, under and pursuant to the Pooling Agreement.

                  "Servicer Termination Event" shall have the meaning ascribed thereto in the Pooling Agreement.

                  "Software" means computer software, including all programs and applications (whether in object code, source code or other form) and documentation related thereto.

                  "Straddle Period" shall mean any taxable period that begins on or before and ends after the Closing Date.

                  "Subsidiary" shall mean, with respect to any Person, any other Person of which such first Person (either alone or through or together with any other Subsidiary) owns, directly or indirectly, a majority of the outstanding equity securities or securities carrying a majority of the voting power in the election of the board of directors or other governing body of such Person; provided that none of the Trust, Sears Canada or Sears Mexico shall be deemed to be a Subsidiary of Sears for the purposes of this Agreement.

                  "Tax Benefit" shall mean the Tax effect of any Benefit Item, including any interest with respect thereto or interest that would have been payable but for such item.

                  "Tax Item" shall mean any item of income, gain, loss, deduction, credit, recapture of credit or any other item which increases or decreases Taxes paid or payable, including an adjustment under Section 481 of the Code resulting from a change in accounting method.

                  "Tax Proceeding" shall mean any Tax audit, contest, litigation, defense or other proceeding with or against any Governmental Authority.

                  "Tax Recovery End Date" shall mean, with respect to any receivables under an Account, the earliest of (i) the expiration or termination of the Program Agreement under Section 8.9, Section 13.1,
         Section 13.2 or Section 13.3 of the Program Agreement, (ii) the Repurchase Closing Date (as defined in the Program Agreement) and (iii) if applicable, the repurchase of such receivables pursuant to Section
         8.6 or Section 13.5 of the Program Agreement.

                  "Tax Return" or "Return" shall mean any return, declaration, report, claim for refund, information return or similar statement filed or required to be filed with respect to any Taxes, including any schedule or attachment thereto, and including any amendment thereof.

                  "Taxes" shall mean any and all taxes, assessments, customs, duties, levies, tariffs and imposts of any kind whatsoever, including any income, alternative or add-on minimum, gross receipts, sales, use, transfer, gains, value added, goods and services, ad valorem, franchise, profits, license, withholding, payroll, direct placement, employment, excise, severance, stamp, procurement, occupation, premium, property, escheat, environmental or windfall profit tax, custom, duty or other tax, together with any interest, additions or penalties with respect thereto.

                  "Total Equity" shall mean, as of any date, an amount equal to the excess of (x) the total assets of the Business over (y) the total liabilities of the Business, as of such date, in each case as shown on a balance sheet of the Business prepared in accordance with GAAP using the same accounting principles, procedures, policies and methods that were employed in preparing the Reference Balance Sheet as set forth on
         Schedule 1.1(d), including the adjustments set forth in the notes thereto.

                  "Transition Services Agreement" shall mean the Transition Services Agreement to be entered into at the Closing, which shall incorporate the terms set forth in the term sheet attached hereto as Exhibit B.

                  "Trust" shall mean the Sears Credit Account Master Trust II.

                  "Trust Certificates" shall mean the certificates of beneficial interest in the Trust.

                  "TSYS" shall mean Total Systems Services, Inc.

                  "Unreasonable Condition" shall mean any modification, divestiture, restriction or condition imposed in connection with obtaining any approval, registration, permit, consent or other authorization required to be received from an Applicable Governmental Authority in order to satisfy the conditions set forth in Article VII that (i) would be reasonably expected to have a Purchaser Material Adverse Effect (except that for purposes of this definition only, Purchaser Material Adverse Effect shall be measured based upon the effect on the credit card business of Purchaser and its Affiliates, after giving effect to the transactions contemplated in this Agreement and the Related

         Agreements), or (ii) would result in Purchaser and its Affiliates being deprived after Closing of substantially all of the economic value expected to be obtained by Purchaser and its Affiliates from the assets to be acquired and the transactions contemplated by this Agreement and the Related Agreements.

         Section 1.2. Construction; Absence of Presumption. (a) For the purposes of this Agreement: (i) words (including capitalized terms defined herein) in the singular shall be held to include the plural and vice versa and words (including capitalized terms defined herein) of one gender shall be held to include the other gender as the context requires; (ii) the terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Exhibits and Schedules) and not to any particular provision of this Agreement, and Article, Section, paragraph, Exhibit and Schedule references are to the Articles, Sections, paragraphs, Exhibits and Schedules to this Agreement unless otherwise specified; (iii) the word "including" and words of similar import when used in this Agreement shall mean "including without limitation" unless the context otherwise requires or unless otherwise specified; (iv) the word "or" shall not be exclusive; (v) "reasonable best efforts" shall not require waiver by any Party of any material rights under this Agreement or any action or omission that would be a breach of this Agreement; and (vi) all references to any period of days shall be deemed to be to the relevant number of calendar days unless otherwise specified.

        (b) The Parties acknowledge that each Party and its counsel have reviewed and revised this Agreement and that no rule of construction to the effect that any ambiguities are to be resolved against the drafting Party shall be employed in the interpretation of this Agreement (including all of the Exhibits and Schedules) or any amendments hereto)

        (c) The Parties acknowledge and agree that to the extent that there is a conflict between (i) any general provision of this Agreement and (ii) any provision specifically relating to Tax matters, the terms of the specific Tax provision shall control.

        Section 1.3. Headings; Definitions. The Article and Section headings contained in this Agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement. All references to Sections or Articles contained herein mean Sections or Articles of this Agreement unless otherwise stated.

                                   ARTICLE II
                         SALE, CONVEYANCE AND ASSUMPTION

        Section 2.1. Purchase and Sale of the Acquired Subsidiary Stock. Upon the terms and subject to the provisions and conditions of this Agreement, at the Closing, Sears shall cause Sears Life Holding to, and Sears Life Holding shall, sell, assign, transfer and convey to Purchaser or its permitted assigns, and Purchaser or its permitted assigns shall purchase, acquire and accept from Sears Life Holding, all of the issued and outstanding shares of capital stock (the "Acquired Subsidiary Stock") of Sears Life Insurance Company, an Illinois domestic insurance company (the "Acquired Subsidiary"), free and clear of all Liens, which Acquired Subsidiary Stock constitutes, and will constitute as of the Closing, all of the issued and outstanding shares of capital stock or other equity interests of the Acquired Subsidiary.

        Section 2.2. Purchase and Sale of Purchased Interests. Upon the terms and subject to the provisions and conditions of this Agreement, at the Closing, Sellers shall, and shall cause their respective Subsidiaries (other than the Acquired Subsidiary) to, sell, assign, transfer and convey to Purchaser or its permitted assigns, and Purchaser or its permitted assigns shall purchase, acquire and accept from Sellers, the Purchased Interests (as defined in the next sentence), subject to the Assumed Liabilities. The "Purchased Interests" shall mean all rights, title and interest of each Seller in the assets of every kind and description used or held for use by Sellers and their Subsidiaries (other than the Acquired Subsidiary and the Trust) primarily in the Credit Card Business or the Financial Products Business as of the date hereof and all such assets that come to be so used or held by Sellers and their Subsidiaries (other than the Acquired Subsidiary and the Trust) in accordance with Section 6.1 prior to the Closing, other than (w) the Retained Assets, (x) the Acquired Subsidiary Stock transferred pursuant to Section 2.1, (y) any assets held by the Acquired Subsidiary or the Trust and (z) any assets disposed of in accordance with
Section 6.1 from the date hereof until the Closing Date, including all, if any, rights, title and interest of each Seller (and each Subsidiary thereof, other than the Acquired Subsidiary) in and to:

        (a) each Account;

        (b) each Account Agreement;

        (c) each Credit Card and blank convenience check with respect to any Account;

        (d) the Books and Records;

        (e) the Receivables (other than the Securitization Receivables) and, from and after the Closing Date, the right to receive all payments from Borrowers relating to the Accounts (subject to the rights, claims and interests arising under the Pooling Agreement and the other Securitization Documents) and accruing from and after the Cut-Off Time;

        (f) from and after the Closing Date, the right to receive all Interchange Fees relating to the Accounts (subject to the rights, claims and interests arising under the Pooling Agreement and the other Securitization Documents) and accruing on and after the Closing Date;

        (g) [Intentionally Omitted];

        (h) all of the Securitization Retained Interests, any Securitization Cash Collateral and all interests of the Sellers and their Subsidiaries in and to the Securitization Receivables;

        (i) all rights to act as the successor to Servicer and to collect the corresponding fees and charges (the "Servicer Rights") under the Pooling Agreement and each of the Securitization documents identified in Schedule 2.2(i) (the "Securitization Documents");

        (j) all other rights and interests under each of the Securitization Documents, including each of the investor certificates, trust ownership interests, accounts, residual interests and other rights and interests (including rights to excess spread and any other interests of Sears in the Receivables) identified in Schedule 2.2(j) hereto (all of the foregoing, together with the Servicer Rights and the Securitization Retained Interests, the "Securitization Interests");

        (k) all rights and interests (including any right to receive premiums, ceding commissions and agency fees) arising under any Insurance Contracts;

        (l) (i) subject to Section 6.2(e), the Owned Real Property set forth in
Schedule 2.2(l)-1 and (ii) the Leases with respect to the Leased Real Property set forth in Schedule 2.2(l)-2;

        (m) Sellers' equipment, furniture, fixtures, office supplies and other tangible personal property located at the Owned Real Property or Leased Real Property or otherwise included in the Reference Balance Sheet, including the assets as set forth in Schedule 2.2(m) (the "Fixed Assets");

        (n) subject to Section 6.8, all rights and interests of Sellers in the Contracts entered into primarily in connection with the Business other than the Employment Agreements (the "Assumed Contracts") including the Contracts set forth in Schedule 2.2(n) and any debt cancellation or debt suspension Contract with a customer;

        (o) the Master File;

        (p) all interests of Sellers and their Subsidiaries (other than the Acquired Subsidiary) in and to the Acquired Intellectual Property;

        (q) all interests of Sellers and their Subsidiaries (other than the Acquired Subsidiaries) in and to the Acquired Cardholder Information;

        (r) the Bank's ICA numbers and bank identification numbers (BIN) relating to the Accounts;

        (s) the assets set forth in Schedule 2.2(s) (the "Other Assets");

        (t) all rights, claims, causes of action and suits which Sellers have or may have against any third party in connection with the foregoing assets, the Business (other than in connection with any Retained Asset) or the Assumed Liabilities;

        (u) to the extent assignable or transferable, all permits, licenses, franchises, approvals, qualifications, registrations, certifications or similar authorizations from any Governmental Authority required for the conduct of the Business as currently conducted (other than in connection with any Retained Asset); and

        (v) any and all assets taken into account on the Reference Balance Sheet, the Estimated Closing Date Balance Sheet or the Closing Date Balance Sheet, and all assets acquired by Sellers since the date of the Reference Balance Sheet which, had they been held by Sellers as of that date, would have been taken into account on the Estimated Closing Date Balance Sheet or the Closing Date Balance Sheet, except, in the case of the Reference Balance Sheet or the Estimated Closing Date Balance Sheet, to the extent disposed of in the ordinary course of business in accordance with Section 6.1.

        Section 2.3. Retained Assets. Sellers and their Subsidiaries shall retain ownership of their existing rights, title and interest in the following assets (the "Retained Assets"), which shall not be included as Purchased Interests and shall not be taken into account in the calculation of Total Equity as of the date of the Reference Balance Sheet, the Estimated Closing Date Balance Sheet or the Closing Date Balance Sheet:

        (a) cash-on-hand (other than any petty cash-on-hand at the facilities located on the Real Property) and cash and cash equivalents in bank accounts maintained by Sellers, including any cash suspense accounts, but excluding any Securitization Cash Collateral;

        (b) Sellers' equipment, furniture, fixtures and other tangible personal property, other than as provided in Section 2.2(m);

        (c) any Tax refunds (or credits) to the extent provided in Article VIII;

        (d) any assets of Sellers or of any of their Affiliates not used or held for use primarily in the Credit Card Business or the Financial Products Business, including: (i) all assets, contractual rights and other property (whether real or personal and whether tangible or intangible) primarily used or held for use in or relating to the retail merchandizing businesses (including any catalog business) of Sears or any of its Affiliates and (ii) all of the capital stock or equivalent ownership interests of any Subsidiary or Affiliate of Sears (other than the Acquired Subsidiary Stock);

        (e) any insurance covering Retained Liabilities;

        (f) any rights of Sellers under the Account Agreements or any of the other Purchased Interests to fees and reimbursements under such agreements and any indemnification, hold-harmless or similar rights in favor of Sellers or their Subsidiaries (other than the Acquired Subsidiary) relating to the conduct of the Credit Card Business or the Financial Products Business prior to the Closing;

        (g) any rights to any security deposits or other amounts deposited with any state or other jurisdiction or regulatory authority in connection with the qualification, certification, licensing or permitting of Sellers in connection with the conduct of Sellers' businesses, including the Credit Card Business and the Financial Products Business, except with respect to such security deposits or other amounts deposited that relate to a qualification, certification, license or permit that are transferred to Purchaser pursuant to Section 2.2(u);

        (h) all rights and interests in any interest rate swap Contract or other derivative financial instrument relating to the secured or unsecured debt of Sears and its Affiliates;

        (i) the customer data included in the Sears Customer Data Warehouse, even if such data is duplicated in the Acquired Cardholder Information; and

        (j) the assets set forth in Schedule 2.3(j) and as may be provided in
Section 6.2(e) (the "Other Retained Assets").

        Section 2.4. Assumed Liabilities. At the Closing, Purchaser or its permitted assigns shall assume and agree to pay, perform and discharge, and shall pay, perform and discharge as they become due, only the following Liabilities of Sellers to the extent such Liabilities are not specifically listed as Retained Liabilities (the "Assumed Liabilities"):

        (a) all accrued Liabilities in categories that are reflected on both the Reference Balance Sheet and the Closing Date Balance Sheet, but only to the extent such accrued Liabilities are set forth on the Closing Date Balance Sheet;

        (b) all Liabilities to Borrowers under each of the Account Agreements that are incurred or accrue on or after the Closing Date to the extent such Liabilities do not arise from any breach or default by any Seller or any Affiliate of any Seller prior to the Closing;

        (c) all fees and expenses relating to the Accounts that are incurred or accrue on or after the Closing Date;

        (d) the obligations of the holder of the Purchased Interests under the Securitization Documents that are incurred or accrue on or after the Closing Date to the extent such obligations do not arise from or are not related to any breach or default under the Securitization Documents by any Seller or any Affiliate of any Seller or the Servicer prior to the Closing;

        (e) [Intentionally Omitted];

        (f) all fees, normal operating assessments and other charges of the Card Association relating to the Accounts that are incurred or accrue on or after the Closing Date;

        (g) the Liabilities of Purchaser or any of its Affiliates, acting in its/their capacity as successor servicer under the Securitization Documents (to the extent set forth in the Securitization Transfer Agreements), that are incurred or accrue on or after the Closing Date to the extent such Liabilities do not arise from or are not related to any conduct of any Seller or any Affiliate of any Seller or the Servicer prior to the Closing;

        (h) all Liabilities assumed pursuant to Section 6.16;

        (i) all Liabilities under each of the Assumed Contracts that are incurred or accrue on or after the Closing Date to the extent such Liabilities do not arise from or are not related to any breach or default under the Assumed Contracts by any Seller or any Affiliate of any Seller prior to the Closing;

        (j) all Liabilities and obligations for Taxes relating to the Business, the Purchased Interests, the Acquired Subsidiary Stock, the Acquired Subsidiary or the Trust (or their respective assets), to the extent provided in Article VIII;

        (k) other than Liabilities of the Acquired Subsidiary, all Liabilities under any Insurance Contract, that are incurred or accrue on or after the Closing Date to the extent such Liabilities do not arise from or are not related to any breach or default by any Seller or any Affiliate of any Seller prior to the Closing;

        (l) all Liabilities arising out of or relating to the Purchased Interests or the Business to the extent attributable to occurrences or circumstances arising on or after the Closing Date and not included in the Retained Liabilities; and

        (m) the Liabilities set forth on Schedule 2.4(m)(the "Other Assumed Liabilities").

        Section 2.5. Retained Liabilities. Notwithstanding anything to the contrary set forth in this Agreement, Purchaser shall not assume, or be deemed to have assumed, and the Sellers shall be solely and exclusively liable with respect to, all Liabilities, other than the Assumed Liabilities, of Sellers and their Affiliates (the "Retained Liabilities"), including the following:

        (a) all Liabilities to the extent relating to or incurred in connection with the Retained Assets;

        (b) all indebtedness for borrowed money, capital leases or guarantees or other support arrangements in respect of any of the foregoing of Sellers and their Affiliates, other than the indebtedness for borrowed money of the Trust evidenced by the Trust Certificates;

        (c) all Liabilities and obligations for Damages or Taxes for which Sears is responsible pursuant to Article VIII;

        (d) except as otherwise provided in Section 6.16, all Liabilities of Sellers and their Affiliates relating to the Business Employees or to the compensation and benefits of the Business Employees;

        (e) all Liabilities of Sears and its Affiliates to the extent arising in connection with their operations that are unrelated to the Credit Card Business or the Financial Products Business;

        (f) all legal, accounting, brokerage and finder's fees, if any, or other fees and expenses incurred by Sellers in connection with this Agreement or the consummation of the transactions contemplated hereby;

        (g) all Liabilities related to, associated with or arising out of any action, claim, suit or judicial, arbitral or administrative proceeding with respect to the operation of the Credit Card Business (including relating to the Trust, the Securitization Interests or the Securitization Documents) or the Financial Products Business prior to the Closing Date, whether such action, claim, suit or proceeding is brought prior to, on or after the Closing Date;

        (h) all Liabilities related to, associated with, or arising out of any breach or default, failure to perform and overcharges or under payments, in each case, arising under the Assumed Contracts prior to the Closing;

        (i) all Liabilities that result from an act, or failure to act, by the Sellers or any of their Affiliates prior to the Closing Date that relates to any claims by any Borrower, in each case net of any merchant charge-backs or other set-offs permissible under the operating rules and regulations of the applicable Card Association in effect at such time;

        (j) all Pre-Closing Environmental Liabilities and Costs; and

        (k) the Liabilities set forth on Schedule 2.5(k) (the "Other Retained Liabilities").

        Section 2.6. Allocation of Purchase Price. (a) Purchaser and Sellers agree that at least 96 percent of the Premium Amount is attributable to one or more of the following entities: Sears Holding, Sears Intellectual Property Management Company, SMTB Inc., SVFT, Inc., SLRR, Inc. and SRFG, Inc.

        (b) Purchaser and Sellers shall endeavor in good faith to agree, within 120 days after the Closing Date, on a further allocation of the total consideration among the Purchased Interests, the Acquired Subsidiary Stock and the Program Agreement (and an allocation of the ADSP among the assets of the Acquired Subsidiary) (the "Allocation Statement"), which allocation shall incorporate, reflect and be consistent with Section 2.6(a). If Purchaser and Sellers have not agreed on the Allocation Statement by such date, Purchaser and Sellers shall endeavor in good faith to resolve such disagreement. If Purchaser and Sellers are unable to resolve such disagreement within 15 days, each of Purchaser and Sellers shall use its own allocation for purposes of Section 2.6(c), which allocation shall incorporate, reflect and be consistent with
Section 2.6(a). The Allocation Statement, if any, shall incorporate, reflect and be consistent with Section 2.6(a). The Allocation Statement, if any, shall be prepared in accordance with Sections 338 and 1060 of the Code and the rules and regulations promulgated thereunder.

        (c) Except as may be required by a Determination, Purchaser and Sellers agree to report the allocation of the total consideration among the Purchased Interests, the Acquired Subsidiary Stock and the Program Agreement (and of the ADSP among the assets of the Acquired Subsidiary) in accordance with Section 2.6(a) (and, if Purchaser and Sellers agree on an Allocation Statement, the Allocation Statement) and agree to act in accordance with Section 2.6(a) (and, if Purchaser and Sellers agree on an Allocation Statement, the Allocation Statement) in the preparation and filing of all Tax Returns (including filing Form 8883 and Form 8594 with their respective federal income Tax Returns for the taxable year that includes the Closing Date and any other forms or statements required by the Code, Treasury regulations, the Internal Revenue Service or any applicable state or local Tax authority) and in the course of any Tax Proceeding.

        (d) Purchaser and Sears shall promptly inform one another of any challenge by any Governmental Authority to any allocation made pursuant to this
Section 2.6 and agree to consult and keep one another informed with respect to the status of, and any discussion, proposal or submission with respect to, such challenge.

                                  ARTICLE III
                    THE CLOSING AND POST-CLOSING ADJUSTMENTS

        Section 3.1. Closing. Subject to Section 3.7 hereof, the closing of the transactions provided for in this Agreement (the "Closing") shall take place
(i) at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd St.,
New York, New York, 10019 at 9:00 a.m.,

New York City time, on the second Business Day following the date on which the last of the conditions required to be satisfied or waived pursuant to Article VII is either satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing), or (ii) at such other place, time or date as the parties shall agree upon in writing. The date on which the Closing is to occur is referred to herein as the "Closing Date."

        Section 3.2. Preliminary Information. At least two (2) Business Days prior to the Closing Date, Sears, on behalf of Sellers, shall deliver to Purchaser (i) the Preliminary Closing Tape, (ii) instructions designating the account or accounts to which the Closing Purchase Price shall be deposited by federal funds wire transfer on the Closing Date, (iii) the Estimated Closing Date Balance Sheet, and (iv) in the event that the Closing Date is to occur after October 31, 2003, a statement setting forth the Six-Month Average Net Customer Receivables (the "Preliminary Average Receivables Statement").

        Section 3.3. Closing Purchase Price. Subject to Section 3.7, the "Closing Purchase Price" (in addition to the Assumed Liabilities) shall be the sum of the following:

                (i)  the Premium Amount; and

                (ii) an amount which is equal to the Total Equity, after

          giving effect to the adjustments, as reflected on the Estimated Closing Date Balance Sheet (the "Estimated Total Equity").

        Section 3.4. Sellers' Deliveries at Closing. At the Closing, Sellers shall deliver to Purchaser or its permitted assigns:

        (a) a stock certificate evidencing the Acquired Subsidiary Stock, duly endorsed in blank or with stock powers executed in proper form for transfer, and with any required stock transfer stamps affixed thereto;

        (b) one or more assignment and assumption agreements, duly executed, to effect the transactions described in Sections 2.2 and 2.4;

        (c) the Transition Services Agreement, duly executed;

        (d) the Licensing Agreement, duly executed;

        (e) each of the amendments, assignment and assumption agreements, resignation and replacement agreements and other agreements and documents identified as "Securitization Transfer Agreements" on Schedule 3.4(e), each of which shall be in a form reasonably mutually satisfactory to Sellers and Purchaser (the "Securitization Transfer Agreements"), duly executed, along with all Securitization Cash Collateral;

        (f) the resignations of the officers, as corporate officers, and directors and auditors of the Acquired Subsidiary set forth on Schedule 3.4(f) (which list includes all officers and directors of the Acquired Subsidiary elected or appointed by Sears Life Holding);

        (g) the Officer's Certificate required pursuant to Section 7.2(d);

        (h) bargain and sale deeds with covenants against grantor's acts in recordable form relating to the Owned Real Property;

        (i) the Reinsurance Agreement, duly executed;

        (j) [Intentionally Omitted];

        (k) a duly executed certificate of non-foreign status (a "FIRPTA Certificate") from each of the Sellers (or from Sears with respect to any Seller) in the form and manner that complies with Section 1445 of the Code and the Treasury Regulations promulgated thereunder; provided, however, that if a FIRPTA Certificate is unable to be furnished by a Seller (or by Sears with respect to such Seller), then such Seller (or Sears with respect to such Seller) may instead provide a certificate (an "Alternate Certificate") pursuant to which such Seller certifies under penalties of perjury that it is not disposing of any United States real property interest (as defined in Section 897(c) of the Code and the Treasury Regulations promulgated thereunder). Notwithstanding anything to the contrary contained herein, if any Seller fails to provide to Purchaser a FIRPTA Certificate or an Alternate Certificate, Purchaser shall be entitled to withhold from the Closing Purchase Price the amount required to be withheld pursuant to Section 1445 of the Code and the Treasury Regulations promulgated thereunder.

        (l) a general assignment, in a form reasonably acceptable to Purchaser and, with respect to any Intellectual Property that is the subject of a registration or application with the United States Patent and Trademark Office or United States Copyright Office, assignments in recordable form, conveying the Acquired Intellectual Property to Purchaser pursuant to the terms of this Agreement, and any other documents reasonably requested by Purchaser to perfect or record Purchaser's right, title and interest in and to such Intellectual Property; and

        (m) all such additional instruments, documents and certificates provided for by this Agreement or as may be (i) necessary to vest in Purchaser good and marketable title to the Purchased Interests or (ii) reasonably requested by Purchaser in connection with the Closing of the transactions contemplated by this Agreement.

        Section 3.5. Purchaser's Deliveries at Closing. At the Closing, Purchaser shall deliver to Sears, on behalf of Sellers, or at Sears' request to Sellers directly (in each case consistent with Section 3.2 hereof):

        (a) an amount equal to the Closing Purchase Price to be paid by Purchaser by federal funds wire transfer of immediately available funds to the account or accounts designated pursuant to Section 3.2(ii);

        (b) one or more assignment and assumption agreements, duly executed, to effect the transactions described in Sections 2.2 and 2.4;

        (c) the Transition Services Agreement, duly executed;

        (d) the Licensing Agreement, duly executed;

        (e) the Securitization Transfer Agreements, duly executed;

        (f) the Officer's Certificate required pursuant to Section 7.3(d);

        (g) the Reinsurance Agreement, duly executed;

        (h) [Intentionally Omitted]; and

        (i) all such additional instruments, documents and certificates provided for by this Agreement or as may be (i) necessary for, or (ii) reasonably requested by Sellers in connection with, the Closing of the transactions contemplated by this Agreement.

        Section 3.6. Proceedings at Closing. All proceedings to be taken and all documents to be executed and delivered by the parties at the Closing shall be deemed to have been taken and executed simultaneously, and, except as permitted hereunder, no proceedings shall be deemed taken nor any documents executed or delivered until all have been taken, executed and delivered.

        Section 3.7. Delayed Closing. (a) Notwithstanding anything to the contrary contained herein, in the event that the conditions set forth in Article VII have been satisfied, except that the transfer of the Acquired Subsidiary Stock or any Purchased Interest used or held for use in the Financial Products Business (such Acquired Subsidiary Stock and Purchased Interests, the "FP Delayed Closing Assets") or the assumption of any Assumed Liability related to the Financial Products Business (the "FP Delayed Closing Liabilities") requires any approval of any Governmental Authority that has not been received, the Closing shall be effected as contemplated hereby subject to subsections 3.7(b) to (e) hereof.

        (b) At the Closing, in the event there shall be a Financial Products Delayed Closing, the FP Delayed Closing Assets or the FP Delayed Closing Liabilities shall not be transferred to Purchaser. A subsequent closing (the "Financial Products Delayed Closing") with respect to the FP Delayed Closing Assets and the FP Delayed Closing Liabilities shall occur on the second Business Day (the "Financial Products Delayed Closing Date") following receipt of the applicable approvals of any Governmental Authority or at the expiration of any applicable waiting period. At the Financial Products Delayed Closing, Sellers and Purchaser shall make such deliveries as may be reasonably necessary or reasonably mutually desirable to transfer and assign the FP Delayed Closing Assets, and to assume any FP Delayed Closing Liabilities, as contemplated by Sections 2.2 and 2.4 of this Agreement.

        (c) From the Closing Date to the Financial Products Delayed Closing, Sellers shall, with any necessary cooperation from Purchaser, take such actions with respect to such FP Delayed Closing Assets and such FP Delayed Closing Liabilities as may be reasonably requested by Purchaser to the extent permitted by law and shall preserve each FP Delayed Closing Asset and hold and operate each such FP Delayed Closing Asset in trust for the account of Purchaser and provide Purchaser the economic benefit thereof, and Purchaser shall be liable for all obligations relating to such FP Delayed Closing Assets and for the FP Delayed Closing Liabilities. To the extent that any Seller is not lawfully able to hold and operate any FP Delayed Closing Asset in trust for the account of Purchaser as contemplated by the preceding sentence, such Seller shall use its reasonable best efforts to enter into an arrangement that passes through to Purchaser the economic costs and benefits of ownership of such FP Delayed Closing Assets.

The foregoing shall be undertaken pursuant to documentation mutually agreed upon by Purchaser and Sellers.

        (d) In respect of the FP Delayed Closing Assets and the FP Delayed Closing Liabilities, from the Closing Date to the Financial Products Delayed Closing, Sellers and Purchaser shall continue to comply with all covenants and agreements contained in this Agreement that are required by their terms to be performed prior to the Closing and, unless the context clearly requires otherwise, all references in this Agreement to "Closing" or "Closing Date" shall, with respect to the FP Delayed Closing Assets, the FP Delayed Closing Liabilities and all persons employed primarily in or in support of the FP Delayed Closing Assets, be deemed to refer to the Financial Products Delayed Closing or the Financial Products Delayed Closing Date, respectively.

        (e) In the event the Financial Products Delayed Closing shall not have occurred within 90 days of the Closing Date, upon the written request of Purchaser and for no additional consideration, Sellers shall, and shall cause their Subsidiaries to, to the extent permitted by law, take all such actions as may be reasonably necessary to effect the orderly transition of the economic benefits and burdens of the FP Delayed Closing Assets and the FP Delayed Closing Liabilities to a Person designated by Purchaser, including entering into reinsurance, marketing and administrative agreements as necessary to effectuate such transition.

        Section 3.8. Closing Date Balance Sheet; Payments on the Settlement Date. (a) Not later than ten (10) days after the Closing Date or such other time as is mutually agreed by the parties, Sears, on behalf of Sellers, shall deliver to Purchaser the Final Closing Tape.

        (b) (i) Not later than ninety (90) days after the Closing Date or such other time as is mutually agreed by the parties, Purchaser shall prepare, or cause to be prepared, and deliver to Sears (A) a balance sheet of the Business (including all FP Delayed Transfer Assets and all FP Delayed Closing Liabilities) (the "Closing Date Balance Sheet"), as of the Cut-Off Time, based on the Final Closing Tape and other mutually acceptable documentation substantiating the changes from the Reference Balance Sheet, and (B) in the event that the Closing Date occurred after October 31, 2003, a statement setting forth the Six-Month Average Net Customer Receivables (the "Final Average Receivables Statement"). The Closing Date Balance Sheet and the Final Average Receivables Statement shall be prepared consistent with the accounting principles, procedures, policies and methods used by Sears in preparing the Reference Balance Sheet as such principles, procedures, policies and methods are described in Schedule 1.1(d) hereto, including the adjustments set forth in the notes to the Reference Balance Sheet. Based on the Closing Date Balance Sheet, Purchaser shall prepare a certificate setting forth a calculation of the Total Equity of the Business as of the Cut-Off Time (the "Final Total Equity"). In the event that the Closing Date occurred after October 31, 2003, based on the Final Average Receivables Statement, Purchaser shall prepare a certificate setting forth the calculation of the Six-Month Average Net Customer Receivables as of the Closing Date (the "Final Six-Month Average Net Customer Receivables").

                (ii) During the preparation of the Closing Date Balance
     Sheet and the Final Average Receivables Statement, if applicable, and the calculation of Final Total

     Equity and the Final Six-Month Average Net Customer Receivables, if applicable, and the period of any dispute within the contemplation of this
     Section 3.8, Purchaser shall, and shall cause the Acquired Subsidiary to, and Sellers shall: (A) provide the other party and the other party's authorized representatives with reasonable access to the relevant books, records, facilities and employees and the Purchased Interests; and (B) cooperate in good faith with the other party and its authorized representatives, including by providing on a timely basis all information necessary or useful in the calculation of Final Total Equity or the Final Six-Month Average Net Customer Receivables, if applicable.

                (iii) On the second Business Day after Purchaser and Sears agree to the Closing Date Balance Sheet and the Final Total Equity, and the Final Average Receivables Statement and Final Six-Month Average Net Customer Receivables, if applicable, or Purchaser and Sears receive notice of any final determination of the Closing Date Balance Sheet and the Final Total Equity, and the Final Average Receivables Statement and Final Six-Month Average Net Customer Receivables, if applicable, under Section 3.8(c) (the "Settlement Day"), if the Estimated Total Equity exceeds the Final Total Equity, Sears, on behalf of Sellers, shall pay to Purchaser or, if the Final Total Equity exceeds the Estimated Total Equity, Purchaser shall pay to Sears, on behalf of Sellers, an amount in dollars equal to the absolute value of the difference between the Estimated Total Equity and the Final Total Equity (the "Final Adjustment Payment").

                (iv) On the Settlement Day, (A) in the event that the Closing Date occurred on or prior to October 31, 2003, if the amount reflected on the Estimated Closing Date Balance Sheet in respect of "Net Customer Receivables" exceeds the amount reflected on the Closing Date Balance Sheet in respect of "Net Customer Receivables", Sears, on behalf of Sellers, shall pay to Purchaser or, if the amount reflected on the Closing Date Balance Sheet in respect of "Net Customer Receivables" exceeds the amount reflected on the Estimated Closing Date Balance Sheet in respect of "Net Customer Receivables", Purchaser shall pay to Sears, on behalf of Sellers, an amount in dollars equal to 0.1 multiplied by the absolute value of the difference between the amount reflected on the Estimated Closing Date Balance Sheet in respect of "Net Customer Receivables" and the amount reflected on the Closing Date Balance Sheet in respect of "Net Customer Receivables" or (B) in the event that the Closing Date occurred after October 31, 2003, if the Six-Month Average Net Customer Receivables set forth on the Preliminary Average Receivables Statement exceeds the Final Six-Month Average Net Customer Receivables set forth on the Final Average Receivables Statement, Sears, on behalf of Sellers, shall pay to Purchaser or, if the Final Six-Month Average Net Customer Receivables set forth on the Final Average Receivables Statement exceeds the Six-Month Average Net Customer Receivables set forth on the Preliminary Average Receivables Statement, Purchaser shall pay to Sears, on behalf of Sellers, an amount in dollars equal to 0.1 multiplied by the absolute value of the difference between the Six-Month Average Net Customer Receivables set forth on the Preliminary Average Receivables Statement and the Final Six-Month Average Net Customer Receivables set forth on the Final Average Receivables Statement (the amount paid pursuant to (A) or (B), as applicable, the "Final Premium Adjustment Payment").

        (c) Within thirty (30) days following its receipt of the Closing Date Balance Sheet and the Final Average Receivables Statement, if applicable, Sears shall deliver to Purchaser either (A) its agreement as to the calculation of the Closing Date Balance Sheet and the Final Average Receivables Statement, if applicable, including the Final Total Equity and the Final Six-Month Average Net Customer Receivables, or (B) its dispute thereof, specifying in reasonable detail the nature of its dispute; provided that Sears may dispute items reflected in the Closing Date Balance Sheet and the Final Average Receivables Statement, if applicable, only on the basis that such amounts were not determined in accordance with the accounting principles, procedures, policies and methods employed by Purchaser in preparing the Reference Balance Sheet, or on the basis of arithmetic error. During the thirty (30) days after the delivery of such dispute notice to Purchaser, Purchaser and Sears shall attempt in good faith to resolve any such dispute and finally determine the Closing Date Balance Sheet and the Final Average Receivables Statement, if applicable. If at the end of such thirty-day period, Purchaser and Sears have failed to reach agreement with respect to such dispute, the matter shall be submitted to PricewaterhouseCoopers which shall act as arbitrator. If PricewaterhouseCoopers is unable to serve, Purchaser and Sears shall jointly select another nationally recognized accounting firm that is not the independent auditor for either Sears or Purchaser and is otherwise neutral and impartial; provided, however, that if Sears and Purchaser are unable to select such other accounting firm within 45 days after delivery of written notice of a disagreement, either party may request the American Arbitration Association to appoint, within 20 Business Days from the date of such request, an independent accounting firm meeting the requirements set forth above or a neutral and impartial certified public accountant with significant relevant experience. The accounting firm or accountant so selected shall be referred to herein as the "Accountant". The Accountant shall determine all disputed portions of the Closing Date Balance Sheet and the Final Average Receivables Statement, if applicable, in accordance with the terms and conditions of this Agreement. In making such determination, the Accountant may only consider those items and amounts as to which Purchaser and Sears have disagreed within the time periods and on the terms specified above and must resolve the matter in accordance with the terms and provisions of this Agreement; provided that the determination of the Accountant will neither be more favorable to Purchaser than reflected in the Closing Date Balance Sheet and/or the Final Average Receivables Statement, as applicable, nor more favorable to Sellers than reflected in Sears' dispute notice. The Accountant shall deliver to Sears and Purchaser, as promptly as practicable and in any event within 45 days after its appointment, a written report setting forth the resolution of each disputed matter and its determination of the Final Adjustment Payment and the Final Premium Adjustment Payment determined in accordance with the terms of this Agreement. Such report shall be final and binding upon the parties to the fullest extent permitted by applicable law and may be enforced in any court having jurisdiction. The 45-day period for delivering the written report may be extended by the mutual written consent of the parties or by the Accountant for up to 30 days for good cause shown. Each of Purchaser and Sears shall bear all the fees and costs incurred by it in connection with this arbitration, except that Purchaser and Sears shall each pay one-half of the fees and expenses of the Accountant.

        (d) The Final Adjustment Payment and the Final Premium Adjustment Payment, if any (plus, in each case, interest on such amounts from the Closing Date up to but excluding the date on which each such payment is made at a rate per annum equal to the Federal Funds Rate as of the Closing Date, calculated on the basis of a year of 360 days and the actual number of days elapsed), as and when due and payable under this Section 3.8, shall be made by federal funds wire transfer of immediately available funds to the account(s) of the Party entitled to receive such payment, which account(s) shall be identified by Purchaser to Sears or by Sears, on behalf of Sellers, to Purchaser, as the case may be, not less than two (2) Business Days prior to the date such payment would be due.

        (e) Each Party shall make available to the other Party its and its accountant's work papers, schedules and other supporting data as may be reasonably requested by such Party to enable such Party to verify the amounts set forth on the Reference Balance Sheet, the Closing Date Balance Sheet and the Final Average Receivables Statement, if applicable.

        Section 3.9. Delivery of Books and Records. Except as otherwise provided in the Transition Services Agreement and subject to all Requirements of Law, Sellers shall use their reasonable best efforts to deliver all Books and Records to Purchaser on the Closing Date or as soon as practicable thereafter, but, in any event, Sellers shall deliver the Books and Records to Purchaser no later than thirty (30) days after the expiration or termination of the Transition Services Agreement.

        Section 3.10. Transfer of Absolute Title; Filing of Financing Statements. (a) The parties hereto intend that, for all purposes, the transactions contemplated hereby shall be treated as a purchase and sale of the Purchased Interests (including the Accounts and the Receivables) and the Acquired Subsidiary Stock to be conveyed hereby. Upon Purchaser's purchase of such Purchased Interests and the Acquired Subsidiary Stock pursuant to this Agreement, all of Sellers' right, title and interest therein shall be transferred to Purchasers as provided in Sections 2.1 and 2.2. However, in the event that the foregoing purchase and sale is deemed to be a pledge, each Seller hereby grants to Purchaser a first priority security interest in all the Sellers' right to and interest in the Purchased Interests, Acquired Subsidiary Stock and proceeds thereof to secure a loan deemed to have been made by Purchaser to Sellers in an amount equal to the Closing Purchase Price.

        (b) Purchaser shall prepare at or prior to the Closing such financing statements (the "Financing Statements") as Purchaser reasonably determines are necessary or appropriate to fully preserve, maintain and protect the interest of Purchaser in the Purchased Interests, Acquired Subsidiary Stock and proceeds thereof. Each Seller hereby authorizes Purchaser to file such Financing Statements and any continuation statements and amendments thereto in all jurisdictions and with all filing offices as Purchaser may reasonably determine, are necessary or advisable to protect the interest of Purchaser in the Purchased Interests, Acquired Subsidiary Stock and proceeds thereof. Such Financing Statements may describe as collateral, the Purchased Interests, Acquired Subsidiary Stock and proceeds thereof in the same manner as described herein or may contain an indication or description of collateral that describes such property in any manner as Purchaser may reasonably determine is necessary, advisable or prudent to ensure the perfection of a security interest in the Purchased Interests, Acquired Subsidiary Stock and proceeds thereof granted to Purchaser, including describing such property as "all assets" or "all personal property". Following filing of such Financing Statements in such jurisdictions as Purchaser may reasonably determine is necessary or appropriate to fully preserve, maintain and protect the interest of Purchaser in the Purchased Interests, Acquired Subsidiary Stock and proceeds thereof, Purchaser shall provide Sellers with file-stamped copies of, or filing receipts for, such Financing Statements as soon as available following such filing.

        Section 3.11. Power of Attorney. Effective upon the Closing Date and for the term provided in the Program Agreement, each Seller hereby irrevocably names, constitutes, and appoints Purchaser and any of Purchaser's officers, agents, employees, or representatives its duly authorized attorney and agent with full power and authority to (i) endorse in such Seller's name any check, draft, or other instrument of payment relating to the Accounts, including through the use of a rubber stamp with the signature of such Seller thereon,
(ii) receive and collect any and all monies due under such Accounts, and (iii) enforce performance of all Purchased Interests purchased by Purchaser pursuant to this Agreement. The power of attorney granted by this provision is coupled with an interest and is irrevocable.

        Section 3.12. Post-Closing Payments on Account Receivables. (a) Subject to the terms and conditions of the Pooling Agreement, as in effect immediately prior to the Closing, Sellers shall be entitled to retain all payments on Receivables properly posted to the Accounts by Sellers prior to the Cut-Off Time to the extent that the Final Total Equity is reduced thereby.

        (b) Subject to the terms and conditions of the Program Agreement and the Securitization Documents, as amended, Purchaser shall be entitled to retain all payments on Receivables posted to Accounts on or after the Cut-Off Time. As specified in the Transition Services Agreement and the Program Agreement, in the event Sellers receive any payments after the Cut-Off Time, Sellers or any Person acting on behalf of Sellers shall promptly transmit such payments to Purchaser by mutually agreeable means (or, if applicable, the means provided in the Program Agreement), or to the Person designated to receive such payments pursuant to the Securitization Documents.

        (c) The Parties agree that adjustments to the Accounts purchased hereunder, including debits for returned goods and services, customer service adjustments, that occur after the Cut-Off Time, even if the original transactions occurred prior to the Cut-Off Time, shall be governed by the Program Agreement.

                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF SELLERS

                  Except as set forth in the Seller Disclosure Schedule, Sellers, jointly and severally, hereby represent and warrant to Purchaser, as of the date hereof and as of the Closing Date (or as of such other date as may be expressly provided in any representation or warranty), as set forth below. Information disclosed in any section of the Seller Disclosure Schedule shall be deemed to be disclosed with respect to such other sections of this Agreement or the Seller Disclosure Schedule to which such disclosure would reasonably pertain in the light of the form and substance of the disclosure made.

        Section 4.1. Organization and Good Standing. Sears is a New York corporation duly organized, validly existing and in good standing under the laws of the State of New York. The Bank is a national banking association located in Tempe, Arizona, duly organized, validly existing and in good standing under the laws of the United States of America. Each other Seller and the Acquired Subsidiary is a legal entity duly organized, validly existing and (where applicable) in good standing under the laws of its jurisdiction of organization or incorporation, as the case may be. Each Seller and the Acquired Subsidiary has all requisite corporate power and authority to own the portion of the Purchased Interests owned by it and to carry on the Business, as currently conducted, and is duly qualified to do business and is in good standing (to the extent such concept is recognized in the relevant jurisdiction) as a foreign corporation in each jurisdiction where the ownership or operation of the portion of the Purchased Interests or the conduct of the Business requires such qualification. Sears Life Holding has all requisite corporate power and authority to own the Acquired Subsidiary Stock.

        Section 4.2. Acquired Subsidiary. (a) The authorized capital stock of the Acquired Subsidiary consists of 100,000 shares of common stock, par value $25 per share, all of which is issued and outstanding. The Acquired Subsidiary Stock, (i) is beneficially and legally owned, directly or indirectly, by Sears and Sears Life Holding, free and clear of all Liens (except Permitted Liens), and (ii) has been duly authorized, validly issued and is fully paid and nonassessable and is not subject to any preemptive or subscription rights.

        (b) There are no outstanding options, warrants, convertible securities or other rights, agreements, arrangements or commitments relating to the capital stock of, or other equity interest in, the Acquired Subsidiary, obligating Sears or any of its Affiliates, at any time or upon the occurrence of certain events, to offer, issue, sell, transfer, vote or otherwise dispose of or sell any shares of capital stock of, or other equity interest in, the Acquired Subsidiary.

        Section 4.3. Authorization; Binding Obligations. Each Seller has all necessary power and authority to make, execute and deliver this Agreement and the Related Agreements to which it is a party and to perform all of the obligations to be performed by it hereunder and thereunder. The making, execution, delivery and performance of this Agreement and the Related Agreements and the consummation by each Seller of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of each Seller. This Agreement has been and, as of the Closing Date, the Related Agreements will be, duly and validly executed and delivered by each Seller, and assuming the due authorization, execution and delivery by Purchaser, each of this Agreement and the Related Agreements will constitute the valid, legal and binding obligation of each Seller that is a party thereto, enforceable against it in accordance with its terms, except as may be subject to applicable bankruptcy, insolvency, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the rights of creditors generally and the rights of creditors of depository institutions whose accounts are insured by the FDIC and by legal and equitable limitations on the enforceability of specific remedies.

        Section 4.4. No Conflicts. Assuming the consents and approvals referred to in Section 4.5 are obtained and the Securitization Transfer Agreements are validly executed and delivered by the parties thereto (other than the relevant Sellers and their respective Affiliates), neither the execution and delivery of this Agreement or the Related Agreements by Sellers, nor the consummation of the transactions contemplated hereby or thereby, will (i) violate, conflict with, result in the breach of, constitute a default under, be prohibited by, require any additional approval under, accelerate the performance provided by, require the assumption of, give any third party the right to terminate or result in any other change in right or obligation or the loss of a benefit under (x) any terms, conditions or provisions of the organizational documents of any Seller or the Acquired Subsidiary, (y) any mortgage, indenture, deed of trust, loan or credit agreement or other agreement or instrument to which any Seller or the Acquired Subsidiary is now a party or by which it is bound, or (z) any Requirements of Law applicable to the Sellers or the Acquired Subsidiary (including any memorandum of understanding or similar arrangement with any Governmental Authority), other than, in the case of clause (y), any such violation, conflict, breach, default, prohibition, approval, acceleration, assumption, termination right, change in right or obligation or loss of benefit that would not have a Business Material Adverse Effect; or (ii) result in the creation or imposition of any Lien (other than any Permitted Lien), with or without the giving of notice or the lapse of time or both, upon the Purchased Interests, the Acquired Subsidiary Stock or the Assumed Liabilities.

        Section 4.5. Approvals. No notices, approvals, reports or other filings are required to be made by any Seller with, nor are there any consents, registrations, approvals, permits or other authorizations required to be obtained by any Seller from, any Governmental Authority or other third party in order for Sellers to execute or deliver this Agreement, the Related Agreements or the Securitization Transfer Agreements or to consummate the transactions contemplated hereby or thereby except (i) (A) for the Required Amendments and
(B) as set forth in Section 4.5 of the Seller Disclosure Schedule (the "Seller Consents") or (ii) where the failure to obtain such third party non-Governmental consents and approvals would not be material. To the Knowledge of Sellers, there are no facts, events, circumstances or conditions relating to Sears or any of its Affiliates now in existence or reasonably likely to exist prior to the Closing, which facts, events, circumstances or conditions could reasonably be expected to result in the imposition of an Unreasonable Condition by any Applicable Governmental Authority.

        Section 4.6. Litigation. Except as set forth in Section 4.6 of the Seller Disclosure Schedule, as of the date hereof, there is no action, suit, proceeding, claim, arbitration or other litigation pending, or any investigation by any Governmental Authority pending or, to the Knowledge of Sellers, any action, suit, proceeding, claim or other litigation or governmental investigation threatened, against any Seller or the Acquired Subsidiary that has had or would reasonably be expected to have, individually or in the aggregate, a Business Material Adverse Effect. Except as set forth in Section 4.6 of the Seller Disclosure Schedule, there are no judgments, injunctions, writs, orders or decrees binding upon the Purchased Interests, Assumed Liabilities or the Credit Card Business, the Financial Products Business or on any Seller or the Acquired Subsidiary that (i) would reasonably be expected to prevent the consummation of the transactions contemplated hereby or (ii) would (A) be binding upon Purchaser following consummation of such transactions and (B) adversely affect the conduct of the Business by Purchaser in any material respect. Except as set forth in the Seller Disclosure Schedule, no audit, investigation, inspection or any other review or inquiry whatsoever by any Governmental Authority concerning or involving the Credit Card Business or the Financial Products Business conducted since January 1, 2000 has reported any material violation by any Seller of any material Requirement of Law.

        Section 4.7. Compliance with Requirements of Law. Except as set forth in Section 4.7(a) of the Seller Disclosure Schedule, each Seller, the Acquired Subsidiary and, to the Knowledge of Sellers, each third party service provider acting on behalf of the Sellers in connection with the Business, are in compliance in all material respects with all applicable Requirements of Law relating to or in any way materially affecting the Business. Except as set forth in the Seller Disclosure Schedule, since January 1, 2000, no Seller nor the Acquired Subsidiary nor, to the Knowledge of Sellers, any third party service provider acting on behalf of the Sellers in connection with the Business, have (i) violated in any material respect any Requirements of Law relating to the Business or (ii) received any written or, to the Knowledge of Sellers, oral notice from (and otherwise does not have any Knowledge of) any Governmental Authority that alleges any material noncompliance (or that any Seller or the Acquired Subsidiary or any such third party service provider is under investigation by any such Governmental Authority for such alleged material noncompliance) with any Requirements of Law relating to the Business.

        (b) Each Seller has timely filed all regulatory reports, schedules, forms, registrations and other documents, together with any amendments required to be made with respect thereto, that each was required to file since January 1, 2000 with any Governmental Authority with respect to the Credit Card Business or the Financial Products Business (the "Seller Business Documents") and have timely paid all fees and assessments due and payable in connection therewith, except where the failure to make such filings or such payments would have a Business Material Adverse Effect. There is no material unresolved violation or exception by any such Governmental Authority with respect to any of the Seller Business Documents. As of their respective dates, the Seller Business Documents complied, and the Seller Business Documents filed subsequent to the date hereof will comply as of their respective dates, in all material respects with all Requirements of Law and did not (or will not in the case of subsequently filed Seller Business Documents) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (c) Except as would not have a material adverse effect on the Financial Products Business, (i) all Applicable Contracts issued by the Acquired Subsidiary are in compliance with the Requirements of Law and were issued on forms approved by relevant Governmental Authorities or otherwise permitted under the Requirements of Law and (ii) all premium rates, rating plans and policy terms established or used by the Acquired Subsidiary that are required to be filed with or approved by relevant Governmental Authorities have been so filed or approved and comply with the insurance laws applicable thereto.

        (d) None of the Sellers has, or is required under applicable law to have established any fiduciary premium trust fund account.

        Section 4.8.  Transactions with Affiliates. Except as set forth in
Section 4.8 of the Seller Disclosure Schedule, there are no outstanding amounts payable to or receivable from, or advances by the Sellers or any of their Subsidiaries to, and neither Sellers nor any of their Subsidiaries is otherwise a creditor or debtor to, any stockholder, director, employee or Affiliate of the Sellers or any of their Subsidiaries in connection with the Business other than as part of the normal and customary terms of such persons' employment with the Sellers or any of their Subsidiaries. Except as set forth in Section 4.8 of the Seller Disclosure Schedule, no Seller nor any Subsidiary of any Seller is a party to any transaction or agreement with any Affiliate, stockholder, director or executive officer of the Sellers or any of their Subsidiaries or any material transaction or agreement with any employee, each in connection with the Business.

        Section 4.9. Financial Statements. (a) Purchaser has previously been provided with (i) a consolidated income statement and consolidated balance sheet for each of the Credit

Card Business and the Financial Products Business at, or for the 12 months ended, December 2000, 2001 and 2002 (the "Annual Financial Information"), (ii) a consolidated income statement and consolidated balance sheet for each of the Credit Card Business and the Financial Products Business at, or for the four months ended, April 30, 2003 (the "Interim Financial Information") and (iii) the Reference Balance Sheet (together with the Annual Financial Information and the Interim Financial Information, the "Financial Information").

        (b) The Financial Information (i) is unaudited, (ii) has been prepared from the books and records of the Credit Card Business and of the Financial Products Business and takes into account certain adjustments made to reflect the Credit Card Business and the Financial Products Business as a standalone business, (iii) is subject to Sellers' internal accounting policies and procedures, and (iv) except as set forth in Section 4.9 of the Seller Disclosure Schedule, has been prepared in accordance with GAAP applied on a basis consistent with past practice and presents fairly in all material respects the financial condition of each of the Credit Card Business and the Financial Products Business as of such dates and the results of operations of each of the Credit Card Business and the Financial Products Business for such periods; provided that (x) no representation whatsoever is made with respect to any projected financial information previously provided by or on behalf of Sears, any other Seller or the Acquired Subsidiary to Purchaser; and (y) the Interim Financial Information is subject to quarterly- and year-end adjustments.

        (c) Since September 30, 2002, the Business has had in place and the Purchased Interests include "disclosure controls and procedures" and "internal control over financial reporting" (as defined in Rules 13a-15 and 15d-15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by Sears with respect to the Credit Card Business and the Financial Products Business in the reports that Sears files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission ("SEC") and that all such information is accumulated and communicated to Sears' management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of Sears required under the Exchange Act with respect to such reports.

        (d) The Sellers (i) have previously made available to Purchaser true and complete copies of the Annual Statements for the Acquired Subsidiary as of and for the years ended December 31, 2002, 2001 and 2000 and (ii) and will provide Purchaser with true and complete copies of the Quarterly Statement for the Acquired Subsidiary for the calendar quarter ended March 31, 2003 and for each subsequent calendar quarter prior to the Closing when they are available (the items described in (i) and (ii) collectively, the "Acquired Subsidiary Financial Statements"). Each Acquired Subsidiary Financial Statement was (or in the case of Quarterly Statements, will be) prepared in accordance with SAP and presents (or in the case of Quarterly Statements, will present) fairly in all material respects the financial position of the Acquired Subsidiary to which such Acquired Subsidiary Financial Statement relates, as of the respective dates thereof. The aggregate reserves held in respect of the Liabilities with respect to Insurance Contracts of the Acquired Subsidiary, as established or reflected in its December 31, 2002 Annual Statement and each of its Quarterly Statement
(i) were computed in accordance with presently accepted actuarial standards consistently applied and are fairly stated in accordance with sound actuarial principles, and (ii) meet all Requirements of Law and meet or exceed the minimum aggregate amounts of all Requirements of Law.

        (e) The aggregate reserves held in respect of the Liabilities which relate to debt cancellation/suspension agreements are, and will at Closing be, in compliance with all Requirements of Law and are and will at Closing be established with the calculation methodology used in the February 2003 actuarial analysis that was conducted in accordance with sound actuarial principles consistent with industry practice.

        Section 4.10. Accounts. (a) Each Account and each Receivable is in all material respects as described in the Master File and the Final Closing Tape, and when delivered by Sellers to Purchaser, the information contained in the Final Closing Tape will be correct in all material respects as of the Cut-Off Time.

        (b) Representative forms of Account Agreements have been provided to Purchaser and all such forms contain all material terms of the Account Agreements as currently in effect. Except as set forth in Section 4.10 of the Disclosure Schedule, the terms of the Account Agreements have not been waived (other than on a case-by-case basis as reflected in the Books and Records in all material respects), impaired, altered or modified in any material respect by Sellers.

        (c) Each Account complies in all material respects with the applicable Account Agreement.

        (d) Each Account has been solicited, originated, created, maintained and serviced in compliance in all material respects with (A) Sellers' standard policies, practices and procedures, all of the material terms of which have been fully disclosed in writing to Purchaser prior to the date of this Agreement, and
(B) all applicable Requirements of Law.

        (e) (i) All disclosures made in connection with the Accounts attributable to any Seller or the Acquired Subsidiary complied in all material respects with all applicable Requirements of Law as of the time made, and (ii) as of the date hereof, no Requirements of Law requires any supplemental disclosures which have not already been made in all material respects.

        (f) Except as would not have, individually or in the aggregate, a Business Material Adverse Effect, each Account Agreement is the legal, valid and binding obligation of the Borrower, each other obligor thereon and the relevant Seller and is enforceable in accordance with its terms except (i) as such enforcement may be subject to bankruptcy, receivership, insolvency, reorganization, moratorium, fraudulent transfer and other laws relating to or affecting the rights of creditors generally and by legal and equitable limitations on the enforceability of specific remedies and (ii) for the rights of Borrowers under 12 C.F.R. ss. 226.12(c), 12 C.F.R. ss. 226.13(d) and the Soldier and Sailors Civil Relief Act.

        (g) The interest rates, fees, charges and minimum payments in connection with the Accounts comply in all material respects with all applicable Requirements of Law and applicable Account Agreements.

        (h) To the Knowledge of Sellers, all Account Agreements (including amendments thereto) and Accounts are freely assignable by Sellers, do not require the approval or consent of any Borrower or any other Person to effectuate the valid assignment of the same in favor of Purchaser.

        (i) The Receivables are payable only in United States dollars. To the Knowledge of Sellers, no Borrower had a billing address outside a state, territory or dependency of the United States (including the District of Columbia) or the Commonwealth of Puerto Rico.

        (j) Each of the Receivables arises from or in connection with a bona fide sale or loan transaction (including any amounts in respect of finance charges, annual fees and other charges and fees assessed on the Accounts). No Receivable issued by the Bank is a "commercial loan" as such term is used in the United States Bank Holding Company Act.

        (k) Each of the Sellers has performed all material obligations required to be performed by it under the Account Agreements and no Seller is in material default under, and no event has occurred with respect to a Seller's performance under the Account Agreements, which, with the lapse of time or action by a third party, will or is reasonably likely to result in a material default by such Seller under any such Account Agreements.

        Section 4.11. Trust; Securitization. (a) Each Seller or Acquired Subsidiary and, to the Knowledge of Sellers, each other party thereto has performed in all material respects each obligation to be performed by it under each of the Securitization Documents, including without limitation, the filing of any financing statements, continuation statements or amendments under the Uniform Commercial Code of each applicable jurisdiction with the appropriate filing offices. Each of the Securitization Documents to which any Seller or Acquired Subsidiary is a party is in full force and effect and is a valid, binding and enforceable obligation of such Seller or Acquired Subsidiary and, to the Knowledge of Sellers, the other parties thereto, except as enforcement thereof may be subject to bankruptcy, receivership, insolvency, moratorium, reorganization, fraudulent transfer or similar laws affecting the enforcement of the rights of creditors generally and the rights of creditors of depository institutions whose accounts are insured by the FDIC and by legal and equitable limitations on the enforceability of specific remedies. True and complete copies of the Securitization Documents have been made available to Purchaser and there have been no amendments or modifications to the Securitization Documents made since the date such copies were made available to Purchaser.

        (b) The Pooling Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust is not required to be registered as an investment company under the Investment Company Act of 1940, as amended.

        (c) No event or condition exists which is or with either notice or the passage of time would constitute a Receivable Repurchase Event, Rapid Amortization Event, default or event of default under the Pooling Agreement or any other Securitization Document and no event or condition exists which constitutes or is reasonably likely to constitute a Servicer Termination Event or other similar event permitting the termination of the Servicer under the Securitization Documents. Assuming all required consents and approvals referred to in Section 4.5 are obtained, the consummation of the transactions contemplated hereby (including, without limitation, the execution and delivery of the Required Amendments) shall not cause the occurrence of any Receivable Repurchase Event, Rapid Amortization Event, default or other event, that with either notice or the passage of time would constitute a default or event of default under the Pooling Agreement or any other Securitization Document or a Servicer Termination Event or other similar event permitting the termination of the Servicer under the Securitization Documents, nor shall such consummation or the receipt of such required consents in connection therewith trigger any requirement under any Securitization Document to fund an increase in any spread account, reserve account or similar account, or any draw on any such account under the terms of any Securitization Document or to otherwise increase any credit enhancement required under the Securitization Documents.

        (d) Other than the series of Trust Certificates issued pursuant to the series supplements described on Schedule 2.2(i) and outstanding, the Seller Certificate represents the entire interest in the Trust. SRFG is the sole owner of the Securitization Retained Interests.

        (e) Either the Trust or SRFG has filed with the SEC all forms, reports and other documents (including all prospectuses and registration statements) required to be filed by the Trust with respect to all periods commencing on or after July 15, 1994 (the "SEC Documents"). As of their respective filing dates (or effective dates, in the case of prospectuses and registration statements) the SEC Documents, including any amendments or supplements thereto complied, and SEC Documents to be filed subsequent to the date hereof will comply as of their respective dates, in all material respects with the requirements of the Securities Act of 1933 (the "Securities Act") or the Exchange Act, as applicable, and the rules and regulations of the SEC promulgated thereunder and did not (or will not, in the case of subsequently filed SEC Documents) contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

        (f) There are no pending or, to the Knowledge of Sellers, threatened proceedings, stop actions, lawsuits, or administrative actions alleging violations of the Securities Act or the Exchange Act relating to any of the registration statements or prospectuses or to any Securitization Retained Interests or other Trust Certificates issued under the Pooling Agreement or the Trust itself or the Servicer.

        (g) The list of Securitization Documents set forth in Schedule 2.2(i) is, in all material respects, an accurate and complete list of the contracts relating to the Trust to which any Seller or the Acquired Subsidiary is a party as of the Closing Date.

        (h) No interests in the Trust have been issued since February 28, 2003.

        (i) Each of the Securitization Retained Interests is a valid, binding and enforceable obligation of such Seller or Acquired Subsidiary and the Trust and, to the Knowledge of Sellers, the other parties thereto, except as enforcement thereof may be subject to bankruptcy, receivership, insolvency, moratorium, reorganization, fraudulent transfer or similar laws affecting the enforcement of the rights of creditors generally and the rights of creditors of depository institutions whose accounts are insured by the FDIC and by legal and equitable limitations on the enforceability of specific remedies.

        (j) Each series of Trust Certificates is a valid, binding and enforceable obligation of the Trust, except as enforcement thereof may be subject to bankruptcy, receivership, insolvency, moratorium, reorganization, fraudulent transfer or similar laws affecting the enforcement of the rights of creditors generally and the rights of creditors of depository institutions whose accounts are insured by the FDIC and by legal and equitable limitations on the enforceability of specific remedies.

        Section 4.12. Effective Transfer. The Sellers collectively are the sole owners of and control good and marketable title to the Purchased Interests and the Acquired Subsidiary Stock free and clear of any Liens (other than Permitted Liens). Upon consummation of the transactions contemplated by this Agreement, including the execution and delivery of the documents to be delivered at the Closing, at the Closing Purchaser shall be vested with good and marketable title in and to the Purchased Interests and the Acquired Subsidiary Stock, free and clear of all Liens, except Permitted Liens, and the Securitization Transfer Documents, when executed and delivered to Purchaser at the Closing, shall constitute a valid assignment of Sellers' interests in the Servicer Rights and Securitization Interests enforceable against Sellers and, upon the filing of the Financing Statements, against all other persons.

        Section 4.13. Sufficiency of Assets. The Acquired Subsidiary Stock and the Purchased Interests together with the Business Employees and the rights of Purchaser and its Affiliates under the Related Agreements, include as of the date hereof or will include, as of the Closing Date and immediately thereafter, without limitation, all the assets, properties, rights, interests and employees (including, without limitation, real property and tangible and intangible property) necessary for Purchaser to conduct the Business as currently conducted and as the same will be conducted on the Closing Date.

        Section 4.14. Employee Benefit Plans; Employee Matters. (a) Section 4.14(a)-1 of the Seller Disclosure Schedule lists each material Seller Benefit Plan. Section 4.14(a)-2 of the Seller Disclosure Schedule lists each individual Contract for the employment of any Business Employee or the provision of severance, retention or change of control benefits to any Business Employee (the "Employment Agreements"), and any collective bargaining or similar agreements to which Sears or any of its Affiliates are party with any labor organization or union representing any of the Business Employees. No Seller Benefit Plan is sponsored, maintained or contributed to or required to be contributed to by the Acquired Subsidiary or any of its Subsidiaries and neither the Acquired Subsidiary nor any of its Subsidiaries are party to any Employment Agreement.

        (b) With respect to each Seller Benefit Plan, Sears has heretofore delivered or made available to Purchaser true and complete copies of the Seller Benefit Plan and any amendments thereto, any related trust or other funding vehicle, any reports or summaries required under ERISA or the Code and the most recent determination letter received from the Internal Revenue Service with respect to each Seller Benefit Plan intended to qualify under section 401 of the Code.

        (c) Each of the Seller Benefit Plans (i) is in compliance with the applicable provisions of ERISA, the Code, and all other applicable laws and (ii) has been administered, operated and managed in accordance with its governing documents, except where failure to be in compliance or to have been so administered, operated or managed would not, individually or in the aggregate, reasonably be expected to result in a Business Material Adverse Effect.

        (d) Except as would not, individually or in the aggregate, reasonably be expected to result in a Business Material Adverse Effect, there does not now exist, nor do any circumstances exist that would reasonably be expected to result in, any liabilities under (i) Title IV of ERISA, (ii) Section 302 of ERISA, or (iii) Sections 412 and 4971 of the Code, in each case, that could reasonably be expected to be a liability of Seller and its Affiliates (including for this purpose the Acquired Subsidiary and its Subsidiaries) following the Closing Date. No liability under Title IV of ERISA or under Section 302 of ERISA has been incurred by the Seller or any ERISA Affiliate that has not been satisfied in full.

        (e) Except as would not result in a Liability to Purchaser and its Affiliates, the consummation of the transactions contemplated by this Agreement will not, either alone or in combination with another event, (i) entitle any Business Employee to severance pay, unemployment compensation or any other payment, except as expressly provided in this Agreement, or (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such Business Employee.

        (f) Seller has delivered to Purchaser a true and complete copy of the Master Business Employee Database (or similar database) which list includes the following information (or equivalent information) as of the most recent practicable date with respect to each Business Employee: (i) date of hire and effective service date, (ii) job title or position held, (iii) base salary or current wages and target bonus, and (iv) employment status (i.e., active or on leave, short-term disability or long-term disability and full-time or part-time).

        (g) The Internal Revenue Service has issued a favorable determination letter with respect to each Seller Benefit Plan that is intended to be qualified under Section 401(a) of the Code (a "Qualified Plan") and the related trust that has not been revoked, and Sears knows of no existing circumstances and no events have occurred that could adversely affect the qualified status of any Qualified Plan or the related trust, except as would not, individually or in the aggregate, reasonably be expected to result in a Business Material Adverse Effect.

        (h) There are no pending or threatened claims (other than claims for benefits in the ordinary course), lawsuits or arbitrations which have been asserted or instituted, and, to the Knowledge of Sellers, no set of circumstances exists which may reasonably give rise to a claim (other than claims for benefits in the ordinary course) or lawsuit, against the Seller Benefit Plans, any fiduciaries thereof with respect to their duties to the Seller Benefit Plans or the assets of any of the trusts under any of the Seller Benefit Plans which could reasonably be expected to result in any material liability of Sellers to the Pension Benefit Guaranty Corporation, the Department of Treasury, the Department of Labor, any multi-employer plan, any Seller Benefit Plan, any participant in a Seller Benefit Plan, or any other Person, except as would not, individually or in the aggregate, reasonably be expected to result in a Business Material Adverse Effect. There are no pending or threatened claims (other than claims for benefits in the ordinary course), lawsuits or arbitrations which have been asserted or instituted with respect to the Retention Agreements, except as would not, individually or in the aggregate, reasonably be expected to result in a Business Material Adverse Effect.

        (i) With respect to the Business Employees, no labor organization or group of employees of any Seller has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or threatened to be brought or filed, with the National Labor Relations Board or any other labor relations tribunal or authority. There are no organizing activities, strikes, work stoppages, slowdowns, lockouts, material arbitrations or material grievances, or other material labor disputes pending or threatened against or involving the Business Employees, and in the past two years there has not been any such action, in each case, except as would not, individually or in the aggregate, reasonably be expected to result in a Business Material Adverse Effect. Each Seller is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, wages and hours and occupational safety and health, except as would not, individually or in the aggregate, reasonably be expected to result in a Business Material Adverse Effect.

        (j) To the extent the representations in this Section 4.14 are made as of the date hereof, the term "Business Employee" shall mean any person who would be a Business Employee under clause (i) or (ii) of the definition of Business Employee, determined (i) without regard to the proviso in such definition and
(ii) as if each reference in such definition to the Closing Date was, instead, a reference to the "date hereof".

        Section 4.15. No Brokers or Finders. Any Liability incurred by Sears or any of its Affiliates for any financial advisory fees, brokerage fees, commissions or finder's fees directly or indirectly in connection with this Agreement or the transactions contemplated hereby will be borne by Sears.

        Section 4.16. Undisclosed Liability. There are no undisclosed Liabilities relating to the Purchased Interests, any Assumed Liability, the Credit Card Business or the Financial Products Business, and there is no existing condition, situation or set of circumstances that, individually or in the aggregate, could reasonably be expected to result in such a Liability, other than:

                (i) Liabilities that are reflected on or reserved against on the Reference Balance Sheet to the extent so reflected or reserved thereon;

                (ii)  Liabilities disclosed on the Seller Disclosure Schedule;

                (iii) Liabilities that constitute Retained Liabilities; or

                (iv) other Liabilities which, individually or in the aggregate, would not result in a Business Material Adverse Effect.

        Section 4.17. Real Property. (a) Schedule 2.2(l)-1 sets forth the address or other description of each parcel of Owned Real Property that is a Purchased Interest. With respect to each such parcel of Owned Real Property: (i) the Seller has good and marketable indefeasible fee simple title, free and clear of all Liens, except for Permitted Liens; (ii) there are no outstanding options, rights of first offer, rights of reverter or rights of first refusal to purchase such Owned Real Property or any portion thereof or interest therein and (iii) the Acquired

Subsidiary is not a party to any agreement or option to purchase any real property or interests therein.

        (b) Schedule 2.2(l)-2 sets forth the address or other description of each parcel of Leased Real Property. True, correct and complete copies of Sellers' real estate files for the Leased Real Property have been provided. To the Knowledge of Sellers, there are no Contracts for the Leased Real Property that are not contained within the real estate files which would materially increase the obligations or materially decrease the rights of Sellers in respect of the Leased Real Property. With respect to the Leases for each Leased Real
Property: (i) there are no material disputes with respect to such Lease; (ii) no security deposit or portion thereof deposited with respect such Lease has been applied in respect of a breach or default under such Lease which has not been redeposited in full; (iii) the Sellers do not owe any brokerage commissions or finder's fees with respect to such Lease; (iv) the Sellers have not subleased, licensed or otherwise granted any Person the right to use or occupy such Leased Real Property or any portion thereof; (v) the Sellers have not collaterally assigned or granted any other security interest in such Lease or any interest therein; and (vi) there are no Liens on the estate or interest created by such Lease except for Permitted Liens.

        (c) To the Knowledge of the Seller, (i) all Improvements are in reasonably good condition and repair in all material respects and sufficient for the operation of the Business, as currently conducted, subject to reasonable wear and tear, and (ii) there are no facts or conditions affecting any of the Improvements which would interfere in any material respect with the use or occupancy of the Improvements or any portion thereof in the operation of the Business, as currently conducted.

        (d) Except as set forth in Section 4.17(d) of the Seller Disclosure Schedule, all of the Real Property is free from any use or occupancy restrictions, except those imposed by applicable zoning laws, ordinances and regulations, none of which materially interferes with the use of the Real Property in connection with the Business, as currently operated, and from all special taxes or assessments.

        (e) Sellers have not received any written notice that the present use of the land, buildings, structures and improvements on the Real Property are not in conformity with all applicable laws, rules, regulations and ordinances, including all applicable zoning laws, ordinances and regulations and with all registered deed or other restrictions of record, and the Sellers have no Knowledge of any proposed change therein that would so affect any of the Real Property. There exists no material conflict or dispute with any Governmental Authority or other Person relating to any Real Property or the activities thereon.

        (f) Prior to the date hereof, the Sellers have delivered to, or made available for review by, Purchaser true and correct copies of all deeds, mortgages, surveys, licenses, title insurance policies, permanent certificates of occupancy, or equivalent documentation with respect to the Real Property and other documents relating to or affecting the title to the Owned Real Property or leasehold interests in the Leased Real Property that are in the real estate files of Sellers.

        (g) To the Knowledge of Sellers, (i) vehicular and/or pedestrian access to the each parcel of Real Property has not been denied in the past; and (ii) Sellers have not received written notice that vehicular and/or pedestrian access to any parcel of Real Property will be denied in the future.

        Section 4.18. Insurance. Sellers and the Acquired Subsidiary maintain insurance policies and fidelity bonds (including financial institutions bond, property and casualty insurance, professional liability insurance and workers' compensation insurance) relating to the Business of the type and in amounts customarily carried by persons conducting similar businesses. Sellers have no Knowledge of any threatened termination of or material alteration of coverage under any of such policies or bonds.

        Section 4.19. Licenses and Permits. Except as set forth in Section 4.19 of the Seller Disclosure Schedule or as would not have, individually or in the aggregate, a Business Material Adverse Effect: (i) all licenses (including any licenses to participate in any MasterCard credit card program), franchises, permits, certificates, approvals or other similar authorizations affecting, or relating in any way to, the Purchased Interests, the Assumed Liabilities or the conduct of that portion of the Credit Card Business or the Financial Products Business operated by the Acquired Subsidiary (the "Seller Permits") are valid and in full force and effect in every state in the United States where they are required under applicable law; (ii) no Seller or Acquired Subsidiary is in default, and no condition exists that with notice or lapse of time or otherwise would constitute a default, under the Seller Permits; and
(iii) none of the Seller Permits shall be terminated or impaired or become terminable, in whole or in part, as a result of the transactions contemplated hereby and by the Related Agreements.

        Section 4.20.  Absence of Certain Changes. Except as set forth in
Section 4.20 of the Seller Disclosure Schedule or as permitted under Section 6.1, since December 28, 2002 the Business has been conducted in the ordinary course and there has not been:

                (i) any Account Agreement entered into, Account opened or Credit Card or Account number issued other than in the ordinary course of business and in compliance in all material respects with all Requirements of Law and all underwriting policies, practices and procedures of Sears;

                (ii) any material change in: (x) any financial accounting practices, policies or procedures (to the extent any such change would be binding on or otherwise affect the Business or Purchaser following the Closing, and except for any change in accounting practices, policies and procedures required by reason of a concurrent change in GAAP or SAP); (y) any collections, pricing, origination, charge-off, reaging, credit or underwriting practices, policies and procedures of Sellers with respect to the Accounts or (z) in the servicing practices, policies and procedures of the Servicer with respect to the Receivables;

                (iii) any creation or incurrence of any Lien (other than a Permitted Lien) on any Purchased Interest (other than the rights, claims and interests arising under the Pooling Agreement and the other Securitization Documents); or

                (iv)  any Business Material Adverse Effect.

        Section 4.21. Marketing Agreements. Except as set forth in Section 4.21 of the Seller Disclosure Schedule, there are and have been no Contracts, licenses, plans, arrangements or commitments to which any Seller or the Acquired Subsidiary is or was a party or by which any Seller or the Acquired Subsidiary or any assets of the Credit Card Business or of the Financial Products Business are or were bound or obligated which relate to the marketing of any product or service to the Borrowers obligated on any Account or which relate to the Accounts, which in any such case are material to the Credit Card Business or the Financial Products Business and would in any way be binding upon Purchaser.

        Section 4.22. Certain Contracts. Sellers have made available true and complete copies of each material Assumed Contract and each material Contract of the Acquired Subsidiary (collectively, the "Applicable Contracts"), including
(i) any material agreement for the incurrence of indebtedness (including sale and leaseback transactions, capitalized lease transactions and similar financing transactions); (ii) any non-competition agreement or obligation (other than any Seller Permit or other license granted by any Governmental Authority) which limits in any material respect (A) the ability of the Business to solicit customers or (B) the manner in which, or the localities in which the Business, or following the consummation of the transactions contemplated hereby, Purchaser's businesses, is or would be conducted; (iii) any joint venture or partnership agreement; (iv) any agreement that grants any right of first refusal or right of first offer or similar right or that limits or purports to limit the ability of the Sellers or any of their Subsidiaries to own, operate, sell, transfer, pledge or otherwise dispose of any material amount of assets or business (other than in connection with securitization or financing transactions or contracts entered into in the ordinary course of business that require that the particular transactions that are the subject thereof to be conducted with the counterparty or counterparties to the contract); (v) any Contract providing for any material future payments that are conditioned, in whole or in part, on a change of control or similar event of the Business; (vi) any collective bargaining agreement; (vii) any agreement regarding any agent bank or other similar relationships with respect to lines of business; (viii) any material Insurance Contract; (ix) any material Contract that contains a "most favored nation" clause; (x) any agreement relating to any card member benefit or enhancement program or other similar service offered to Borrowers in connection with an Account; and (xi) any Lease. Except as would not, individually or in the aggregate, result in a Business Material Adverse Effect, each Applicable Contract, is the legal, valid and binding obligation of each Seller or the Acquired Subsidiary, as applicable, that is a party thereto and, to the Knowledge of Sellers, of each other party thereto, enforceable in accordance with its terms subject to bankruptcy, receivership, insolvency, reorganization, moratorium, fraudulent transfer and other laws relating to or affecting the rights of creditors in general or the rights of creditors of depository institutions whose accounts are insured by the FDIC and by legal and equitable limitations on the enforceability of specific remedies. Except as would not, individually or in the aggregate, result in a Business Material Adverse Effect, neither any Seller nor the Acquired Subsidiary that is a party thereto nor, to the Knowledge of Sellers, any other party, is in violation or default of any term of any such Applicable Contract and no condition or event exists which with the giving of notice or the passage of time, or both would constitute a violation or default by a Seller or the Acquired Subsidiary, as the case may be, or any other party thereto or permit the termination, modification, cancellation or acceleration of performance of the obligations of a Seller or the Acquired Subsidiary, as the case may be, or any other party to the Applicable Contract.

        Section 4.23. Ratings. Except as publicly disclosed prior to the date hereof, none of Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch, Inc., doing business as Fitch Ratings, or A.M. Best has indicated that it has under surveillance or review its rating of the financial strength or claims-paying ability of the Acquired Subsidiary and, to the Knowledge of Sellers, there exists no circumstance or condition reasonably likely to cause any rating presently held by the Acquired Subsidiary to be modified, qualified, lowered or placed under such surveillance.

        Section 4.24.  Intellectual Property.

        (a) A Seller either owns or has a valid right to use all of the Acquired Intellectual Property.

        (b) The Acquired Intellectual Property constitutes all of the rights, grants and licenses with respect to Intellectual Property, when taken together with the rights of Purchaser with respect to Intellectual Property under the Related Agreements, necessary to conduct the Business substantially as it is currently conducted and for the continued conduct of the Business after the Closing in substantially the same manner as conducted prior to the Closing.

        (c) To the Knowledge of Sellers, the operations of the Credit Card Business and the Financial Products Business, as currently conducted on the date hereof and as contemplated to be conducted as of the Closing, do not infringe on any Intellectual Property rights of any third party, and during such period, no Seller or agent of any Seller has, in connection with the operations of the Credit Card Business and the Financial Products Business, induced or contributed to any infringement of any such Intellectual Property by any Person.

        (d) There are no governmental or court proceedings pending or threatened, involving any Owned Intellectual Property or, to the Knowledge of Sellers, involving any Licensed Intellectual Property. Except as set forth in
Section 4.24(d) of the Seller Disclosure Schedule: (i) no Seller has Knowledge of any interference, infringement, misappropriation or opposition of any Acquired Intellectual Property by any Person, and neither the Sellers, nor any officers or directors of Sellers, have received a material charge, complaint, claim, demand or notice alleging any such interference, infringement or misappropriation relating thereto; (ii) the Owned Intellectual Property and, to the Knowledge of Sellers, the Licensed Intellectual Property, is not subject to any outstanding judgment, injunction, writ, order, decree or agreement prohibiting or restricting the use thereof by Sellers or prohibiting or restricting the assignment, licensing or transfer thereof by Sellers to Purchaser, or restricting the use thereof by Purchaser; and (iii) Sellers are not currently a party in any third-party claim, action, suit or proceeding relating to, or have not otherwise been notified of, any claim of infringement of any Acquired Intellectual Property, no Owned Intellectual Property is currently the subject of any re-examination, opposition, cancellation or invalidation proceeding before any Governmental Authority, and all Owned Intellectual Property registered or filed with a Governmental Authority is currently in compliance with all formal legal requirements, including with respect to payment of maintenance and renewal fees.

        (e) None of the operations of Sellers involve the unlicensed or unauthorized use of confidential or proprietary information, including Acquired Cardholder Information. Sellers have taken all reasonable measures to protect the trade secrets and the confidential and proprietary information of third Persons used in, held for use in or related to the operations of the Credit Card Business and Financial Services Business.

        (f) Except as set forth in Section 4.24(f) of the Seller Disclosure Schedule or to the extent that it would not have a Business Material Adverse Effect, all records and systems (including without limitation computer systems) and all data and information collected or used by Sellers in the operations of Business are recorded, stored, maintained or operated or otherwise held by or under the control of Sellers and are not wholly or partly dependent on any facilities (other than public infrastructure) that are not under the exclusive ownership or control of Sellers.

       g) Sears or one of its Affiliates has the rights to grant the Intellectual Property rights and provide the services to be granted to Purchaser under the Related Agreements.

        Section 4.25. Taxes. (a) Except as would not reasonably be expected to have a Business Material Adverse Effect, (i) all Tax Returns required to have been filed by or with respect to the Business, the Acquired Subsidiary, the Acquired Subsidiary Stock, the Purchased Interests or the Trust (or their respective assets) have been filed on a timely basis, and (ii) all Taxes shown to be due on such Tax Returns have been paid. All such Tax Returns were true, correct and complete, except where the failure of such Tax Returns to be true, correct and complete would not reasonably be expected to have a Business Material Adverse Effect.

        (b) Except as would not reasonably be expected to have a Business Material Adverse Effect, (i) no written notice has been received of any deficiencies for Taxes claimed, proposed or assessed by any Governmental Authority with respect to the Business, the Acquired Subsidiary, the Acquired Subsidiary Stock, the Purchased Interests or the Trust (or their respective assets) for which any member of the Sears Group, the Acquired Subsidiary or the Trust may have any Liability; (ii) there are no pending, current or, to the Knowledge of the Sellers, proposed in writing audits, suits, proceedings, investigations, claims or administrative proceedings for or relating to any liability in respect of any such Taxes; (iii) there are no outstanding written agreements or waivers extending the statutory period of limitations applicable to any Tax Returns required to be filed with respect to the Acquired Subsidiary or the Trust, nor is any written request for any such agreement or waiver pending; (iv) no amounts are or will be due from the Acquired Subsidiary or the Trust under any tax-sharing or tax-allocation agreement; (v) neither the Acquired Subsidiary nor the Trust has received a ruling from any Governmental Authority relating to Taxes; and (vi) no closing agreement pursuant to Section 7121 of the Code (or any similar provision of state, local or foreign law) has been entered into by or with respect to any of the Acquired Subsidiary or the Trust.

        (c) Sears Life Holding owns an amount of stock in the Acquired Subsidiary, which amount of stock is described in Section 1504(a)(2) of the Code.

        (d) (i) All Trust Certificates not owned directly by SRFG are properly treated as debt and (ii) the Trust is not, and since its formation has not been, an entity subject to tax, in each case, for federal income and state (for any state where the servicer has conducted substantial servicing activities in respect of accounts) income and/or franchise tax purposes.

It is agreed and understood by the parties that except for the representations and warranties contained in Section 4.14 and this Section 4.25, no representations or warranties are made by Sellers relating to Taxes.

        Section 4.26.  No Use of Borrower Lists. Except as set forth in Section
4.26 of the Seller Disclosure Schedule, Sears has not transferred, delivered, or granted access to its list of Borrowers, or any part thereof, to any Person engaged, directly or indirectly, in the marketing or distribution of any Credit Card product or General Financial Services Product (each as defined in the Program Agreement).

        Section 4.27. Environmental Matters. (a) Except as set forth in Section 4.27(a)-1 of the Seller Disclosure Schedule, the Sellers and the Acquired Subsidiary are in compliance with all applicable Environmental Laws affecting the Business (which compliance includes, but is not limited to, the possession by each Seller and the Acquired Subsidiary of all Permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof), except where failure to be in compliance would not have a Business Material Adverse Effect. All material Permits and other governmental authorizations currently held with respect to the Business by Sellers and the Acquired Subsidiary pursuant to applicable Environmental Laws are set forth in Section 4.27(a)-2 of the Seller Disclosure Schedule.

        (b) Except as would not result in a Business Material Adverse Effect, there is no Environmental Claim pending or, to the Knowledge of Sellers, threatened against any of the Sellers or the Acquired Subsidiary or, to the Knowledge of the Sellers, against any Person whose liability for any Environmental Claim any of the Sellers or the Acquired Subsidiary has retained or assumed either contractually or by operation of law.

        (c) Except as set forth in Section 4.27(c) of the Seller Disclosure Schedule and in the reports set forth therein or as would not have a Business Material Adverse Effect, there are no present (or, to the Knowledge of the Sellers, past) actions, activities, circumstances, conditions, events or incidents, including, without limitation, the Release, threatened Release or presence of any Hazardous Material which would be reasonably likely to form the basis of any Environmental Claim against any of the Sellers or the Acquired Subsidiary, or, to the Knowledge of the Sellers, against any Person whose liability for any Environmental Claim any of the Sellers or the Acquired Subsidiary has or may have retained or assumed either contractually or by operation of law.

        (d) The Sellers have delivered or otherwise made available for inspection to Purchaser true, complete and correct copies and results of any material reports, studies, analyses, tests or monitoring that are in the possession of any of the Sellers or the Acquired Subsidiary pertaining to Hazardous Materials on, from or affecting any Owned Real Property or Leased Real Property, or regarding the Business's compliance with applicable Environmental Laws.

        Section 4.28. No Other Representations or Warranties. Except for the representations and warranties contained in this Agreement (including the Exhibits hereto and Schedules hereto and thereto), no Seller nor any agent, Affiliate, officer, director, employee or representative of any Seller, nor any other Person, makes or shall be deemed to make any representation or warranty to Purchaser. Sellers shall only be entitled to rely upon the representations, warranties or statements that are expressly set forth herein (including the Exhibits hereto and the Schedules hereto and thereto), and (in the absence of fraud) Sellers will not have any right or remedy arising out of any other representation, warranty or statement.

                                   ARTICLE V
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

        Except as set forth in Purchaser Disclosure Schedule, Purchaser hereby represents and warrants to Sellers, as of the date hereof and as of the Closing Date (or as of such other date as may be expressly provided in any representation or warranty), as set forth below. Information disclosed in any section of Purchaser Disclosure Schedule shall be deemed to be disclosed with respect to such other sections of this Agreement or Purchaser Disclosure Schedule to which such disclosure would reasonably pertain in the light of the form and substance of the disclosure made.

        Section 5.1. Organization and Good Standing. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Purchaser has all requisite corporate power to own the Purchased Interests and the Acquired Subsidiary Stock and to carry on the Business in a manner similar to that currently conducted and, as of the Closing Date, will be duly qualified to do business and will be in good standing (to the extent such concept is recognized in the relevant jurisdiction) as a foreign corporation in each jurisdiction where the ownership or operation of the Purchased Interests or the conduct of the Credit Card Business or the Financial Products Business requires such qualification.

        Section 5.2. Authorization; Binding Obligations. Purchaser has all necessary power and authority to make, execute and deliver this Agreement and the Related Agreements and to perform all of the obligations to be performed by it hereunder and thereunder. The making, execution, delivery and performance of this Agreement and the Related Agreements and the consummation by Purchaser of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of Purchaser. This Agreement has been, and, as of the Closing Date, the Related Agreements will be, duly and validly executed and delivered by Purchaser, and assuming the due authorization, execution and delivery by the Sellers that are party thereto, each of this Agreement and the Related Agreements will constitute the valid, legal and binding obligation of Purchaser, enforceable against it in accordance with its terms, except as may be subject to applicable bankruptcy, insolvency, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the rights of creditors generally and the rights of creditors of depository institutions whose accounts are insured by the FDIC and by legal and equitable limitations on the enforceability of specific remedies.

        Section 5.3. No Conflicts. Assuming the consents and approvals referred to in Section 5.4 are obtained and the Securitization Transfer Agreements are validly executed and delivered by the parties thereto (other than the relevant Sellers and their respective Affiliates), neither the execution and delivery of this Agreement by Purchaser, nor the consummation of the transactions contemplated hereby, will violate, conflict with, result in the breach of, constitute a default under, be prohibited by, require any additional approval under, accelerate the performance provided by, require the assumption of, give any third party the right to terminate or result in any other change, right or obligation or the loss of a benefit under (x) any terms, conditions or provisions of Purchaser's organizational documents or by-laws, (y) any mortgage, indenture, deed of trust, loan or credit agreement or other agreement or instrument to which Purchaser is now a party or by which it is bound, or (z), any Requirements of Law applicable to Purchaser, other than, in the case of clause (y), any such violation, conflict, breach, default, prohibition, approval, acceleration, assumption, termination right, change in right or obligation or loss of benefit that would not have a Purchaser Material Adverse Effect.

        Section 5.4. Approvals. No notices, approvals, reports or other filings are required to be made by Purchaser with, nor are there any consents, registrations, approvals, permits or other authorizations required to be obtained by any Purchaser from, any Governmental Authority or other third party in order for Purchaser to execute or deliver this Agreement, the Related Agreements or the Securitization Transfer Agreements or to consummate the transactions contemplated hereby or thereby except (i) for (A) the Required Amendments and (B) as set forth in Section 5.4 of Purchaser Disclosure Schedule (the "Purchaser Consents" and, collectively with the Seller Consents, the "Consents") or (ii) where the failure to obtain such third party non-Governmental consents and approvals would not be material. To the Knowledge of Purchaser, there are no facts, events, circumstances or conditions relating to Purchaser or any of its Affiliates now in existence or reasonably likely to exist prior to the Closing, which facts, events, circumstances or conditions could reasonably be expected to result in the imposition of an Unreasonable Condition by any Applicable Governmental Authority.

        Section 5.5. Litigation. There is no action, suit, proceeding, claim or other litigation pending, or any investigation by any Governmental Authority pending or, to the Knowledge of Purchaser, any action, suit, proceeding, claim or other litigation or governmental investigation threatened, against Purchaser or any of its Affiliates that has had or would reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect. There are no judgments, injunctions, writs, orders or decrees binding upon Purchaser or any of its Affiliates that would reasonably be expected to have a Purchaser Material Adverse Effect.

        Section 5.6. Compliance with Requirements of Law. Except as set forth in Section 5.6 of Purchaser Disclosure Schedule, Purchaser is in compliance in all material respects with all applicable Requirements of Law relating to or in any way materially affecting its credit card business. Except as set forth in Purchaser Disclosure Schedule, since January 1, 2000, Purchaser has not (i) violated in any material respect any Requirements of Law relating to its credit card business or (ii) received any written or, to the Knowledge of Purchaser, oral notice from (and otherwise does not have any Knowledge of) any Governmental Authority that alleges any material noncompliance (or that Purchaser is under investigation by any such Governmental Authority for such alleged noncompliance) with any Requirements of Law relating to its credit card business.

        Section 5.7. Licenses and Permits. Except as set forth in Purchaser Disclosure Schedule or as would not have, individually or in the aggregate, a Purchaser Material Adverse Effect: (i) all licenses (including any licenses to participate in the MasterCard credit card programs), franchises, permits, certificates, approvals or other similar authorizations affecting, or relating in any way to, the credit card operations of Purchaser (the "Purchaser Permits") are valid and in full force and effect; (ii) Purchaser is not in default, and no condition exists that with notice or lapse of time or otherwise would constitute a default, under Purchaser Permits; and (iii) none of Purchaser Permits shall be terminated or impaired or become terminable, in whole or in part, as a result of the transactions contemplated hereby and by the Related Agreements.

        Section 5.8. Servicing Qualifications. Purchaser is, or as of the Closing will be, licensed and qualified in all jurisdictions necessary to service the Accounts in accordance with all applicable laws, except where the failure to be so qualified would not have a Purchaser Material Adverse Effect.

        Section 5.9. Absence of Certain Changes. Since December 31, 2002, no event has occurred which has had a Purchaser Material Adverse Effect.

        Section 5.10. Financing. Purchaser will have at the Closing Date sufficient cash, available lines of credit or other sources of immediately available funds to enable it to pay the Closing Purchase Price as required by this Agreement.

        Section 5.11. Acquisition of Shares for Investment. Purchaser is acquiring the Acquired Subsidiary Stock for investment and not with a view toward or for sale in connection with any distribution thereof, or with any present intention of distributing or selling the Acquired Subsidiary Stock. Purchaser acknowledges and agrees that the Acquired Subsidiary Stock may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act of 1933, as amended, except pursuant to an exemption from such registration available under such Act, and without compliance with state and foreign securities laws, in each case, to the extent applicable.

        Section 5.12. No Brokers or Finders. Any Liability incurred by Purchaser for any financial advisory fees, brokerage fees, commissions or finder's fees directly or indirectly in connection with this Agreement or the transactions contemplated hereby will be borne by Purchaser.

        Section 5.13. No Inducement or Reliance; Independent Assessment. With respect to the Purchased Interests, the Acquired Subsidiary Stock, the Business or any other rights or obligations to be transferred hereunder or pursuant hereto, Purchaser shall only be entitled to rely upon the representations, warranties or statements that are expressly set forth herein (including the Exhibits hereto and the Schedules hereto and thereto), and (in the absence of fraud) Purchaser will not have any right or remedy arising out of any other representation, warranty or statement.

                                   ARTICLE VI
                                    COVENANTS

        Section 6.1. Conduct of Business. (a) Except as otherwise contemplated hereby, and except to the extent required by applicable Requirements of Law or set forth in the Seller Disclosure Schedule, from the date hereof to the Closing Date, Sellers and Servicer each agree to conduct, and to cause the Acquired Subsidiary to conduct, the Business only in the ordinary course of business and in accordance with their existing policies, practices and procedures and to use their respective reasonable best efforts (i) to preserve intact the business organizations and relationships with third parties relating to the Business,
(ii) to maintain and keep current its Certificates of Authority, (iii) to keep available the services of the Business Employees, and (iv) to preserve existing beneficial relationships with Borrowers, following substantially the same practices and standards, including collection practices and accounting practices for charge-offs and reserves, as in effect on the date hereof. To the extent the term Business Employee is used in this Section 6.1, such term shall mean any person who would be a Business Employee under clause (i) or (ii) of the definition of Business Employee, determined (x) without regard to the proviso in such definition and (y) as if each reference in such definition to the Closing Date was, instead, a reference to the applicable date between the date hereof and the Closing Date.

        (b) Except as (x) otherwise contemplated hereby or (y) required by applicable Requirements of Law, no Seller nor the Acquired Subsidiary, from the date hereof to the Closing Date, without the prior written consent of Purchaser (which consent will not be unreasonably withheld or delayed) will:

                (i) amend, terminate or otherwise modify any Securitization Document to which it is a party, except to the extent provided in the Securitization Transfer Agreements or the Required Amendments or permitted by paragraph (ii) below;

                (ii) for 120 days from the date hereof, except as contemplated by and pursuant to the Series 2002-VFC Supplement to the Pooling Agreement, the Credit Agreement, dated March 25, 2003, among SLRR, Inc., Sears and Goldman Sachs Mortgage Company (the "SLRR Credit Agreement") or the Pooling and Servicing Agreement, dated as of October 25, 2002, among Sears, SFVT, Inc. and The Bank of New York, as trustee, as supplemented by the Series 2003-A Series Supplement, dated as of March 21, 2003, as amended (collectively, the "SFVT Pooling Agreement"), each (but in each case only to the extent each such transaction shall be repaid in full, redeemed in full or otherwise retired or terminated on or prior to the Closing Date and upon such repayment, redemption, retirement or termination, any assets associated with the Series 2002-VFC Supplement to the Pooling Agreement, the SLRR Credit Agreement or the SFVT Pooling Agreement are transferred back to the Sellers and made available to Purchaser for purchase as a Purchased Interest), permit the Trust to issue any additional Trust Certificates or any other form of certificates of beneficial interest or increase any outstanding Trust Certificate; provided that after the expiration of 120 days from the date hereof, the Trust may issue additional Trust Certificates in the ordinary course of business; so long as any such additional Trust Certificates; (x) are repaid in full, redeemed in full or otherwise retired on or prior to the Closing Date and upon such repayment, redemption or retirement, any assets associated with the additional Trust Certificates are transferred back to the Sellers and made available to Purchaser for purchase as a Purchased Interest, (y) do not involve any of the Purchased Interests and (z) only after consultation with Purchaser, it being understood that any Liabilities associated with any additional issuances of Trust Certificates after the expiration of 120 days after the date hereof shall constitute Retained Liabilities; provided, further, in the event that Purchaser is willing to arrange alternative financing on competitive terms in lieu of any proposed issuance of additional Trust Certificates not permitted by the foregoing proviso, Sellers will not permit the Trust to issue additional Trust Certificates if such alternative financing is provided. Such alternative financing shall not be a syndicated transaction, without the consent of Sears to such syndication, which consent shall not be unreasonably withheld;

                (iii) (A) enter into, terminate, subject to any Lien, renew, amend or otherwise modify any Applicable Contract or any reinsurance agreement, except as permitted by paragraph (iv) below or (B) terminate, renew, amend, otherwise modify or exercise any repurchase rights under any of the Alliance Agreements (as defined in the Memorandum of Understanding, dated March 17, 2003, by and between Sears and Allstate (each as defined therein));

                (iv) except in the ordinary course of business, amend, terminate or otherwise modify any of the Account Agreements; provided that Sellers may implement the Change-in-Terms V program or other program included in Schedule 6.1(b)(iv);

                (v) make use of any Account Agreements not substantially in the form of one of the Account Agreements included in the Exhibits attached to the Program Agreement;

                (vi) except in the ordinary course of business permit the origination, creation or acquisition of any Accounts other than the Accounts in existence on the date of this Agreement or otherwise acquire any assets if such assets would constitute Purchased Interests;

                (vii) with respect to the Accounts, (A) change its financial accounting practices (to the extent that any change in such financial accounting practices and standards would be binding on or otherwise affect the Credit Card Business or Purchaser following the Closing and except for any change in accounting practices, policies and procedures required by reason of a concurrent change in GAAP), (B) change its aggregate reserve for Allowance for Uncollectible Accounts-Consumer Receivables to an amount below $1.79 billion, which amount shall be evaluated consistent with the accounting policies considered in establishing the reserve levels set forth in the Reference Balance Sheet or (C) change its credit and underwriting, posting, collection (including maintaining current staffing levels), recoveries, reaging, delinquency or other operating policies, practices or procedures or its methods of assigning status codes on the Accounts;

                (viii) transfer any Securitization Interests to any other Person other than Sears or any wholly-owned Subsidiary of Sears;

                (ix) sell, lease or otherwise dispose of any of the Purchased Interests or Acquired Subsidiary Stock, except where Seller is so obligated pursuant to the current terms of a Contract or commitment identified in Schedule 6.1(b)(ix), or, in the case of the Acquired Subsidiary, declare, set aside or pay any dividend or distribution, provided that (A) any Seller may transfer (including by means of a dividend or other distribution) any Purchased Interest or the Acquired Subsidiary Stock to Sears or any wholly owned Subsidiary of Sears (other than the Acquired Subsidiary), (B) the Acquired Subsidiary may transfer (including by means of a dividend or other distribution) any asset to Sears or any wholly owned Subsidiary of Sears, and (C) any Seller may consummate any portfolio sale of Charged-Off Accounts contemplated as of the date hereof;

                (x)  offer to Borrowers an annual percentage rate or fee that
      (A) contravenes any Requirements of Law or (B) except in the ordinary course of business, consistent with its current policies and procedures, cannot be changed by Purchaser;

                (xi) (A) materially increase the compensation or benefits (including any bonus, option, incentive or deferred compensation, salary, severance, welfare or retirement benefits) of any Business Employee, except for (1) increases to any Business Employee in the ordinary course of business consistent with past practice, (2) increases that occur as a result of a Permitted Seller Benefit Plan Action (as defined in Section 6.1(b)(xi)(B)) and (3) new hires and promotions in the ordinary course of business consistent with past practice, (B) adopt, enter into, amend, or take any action to clarify, any material provision of any Seller Benefit Plan or Employment Agreements, except for any adoption, entrance, amendment, or action that applies uniformly to similarly situated employees of Seller and its Affiliates, it being understood that such comparison group of similarly situated employees must include groups of employees other than Business Employees (any such adoption, entrance, amendment, or action permitted by this exception, a "Permitted Seller Benefit Plan Action") or (C) issue any broadly distributed communication of a general nature to Business Employees (including general communications relating to benefits and compensation) or customers without the prior written approval of Purchaser (which will not be unreasonably delayed or withheld), except for communications in the ordinary course of business that do not relate to the transactions contemplated hereby; provided, however, that Seller and Purchaser agree to make best efforts to prepare and disseminate to the Business Employees a communication relating to the transaction contemplated hereby as soon as practicable after the date hereof;

                (xii) make any capital expenditure or any commitment to make capital expenditures with respect to the Business, except for such expenditures or commitments made in the ordinary course of the Business consistent with past practice which do not exceed $1 million individually or $5 million in the aggregate;

                (xiii) create or incur of any Lien on any Purchased Interest or the Acquired Subsidiary Stock, except for a Permitted Lien;

                (xiv) (A) transfer, sell or disclose to any other Person any Acquired Cardholder Information or (B) use, or permit the use of, all or a portion of any Acquired Cardholder Information, in each case for any purpose other than as necessary to perform any obligations under the Account Agreements, this Agreement or any Related Agreement;

                (xv) terminate or modify any service provided by Sellers and their Affiliates to the Business;

                (xvi) settle any material claim, action or proceeding or waive any material rights or claims in respect of the Business in a manner that would adversely affect the Business or any Purchased Interest or Assumed Liability after the Closing;

                (xvii) make, change or revoke any Tax election, settle any Tax audit, file any amended Tax Return or change any method of Tax accounting, in each case, of the Acquired Subsidiary in a jurisdiction that does not provide for an election corresponding to the 338(h)(10) Election; or

                (xviii) agree, commit or state its intention to do, or allow any of its directors, officers, employees, agents or representatives to do, any of the foregoing.

        Section 6.2. Access and Confidentiality. (a) From the date hereof to the Closing, subject to applicable Requirements of Law, (i) each of Sellers, on the one hand, and Purchaser, on the other, will permit the other and their respective representatives to have reasonable access, during regular business hours and upon reasonable advance notice for purposes reasonably consistent with this Agreement, to their respective properties, premises, facilities, employees and representatives and books and records, including all computer tapes and similarly stored data, but only to the extent that such access does not unreasonably interfere with the business of Sellers or Purchaser, as the case may be, and only to the extent related to the transactions contemplated by this Agreement and by the Related Agreements, (ii) each Seller or Purchaser, as applicable, shall direct its respective employees, agents and representatives and shall cause the employees, agents and representatives of its respective Affiliates, to cooperate fully with Purchaser or Sellers, as the case may be, and its respective representatives and (iii) to the extent permitted by Requirements of Law, each Seller shall, and shall cause its Subsidiaries to, furnish promptly to Purchaser a copy of (x) each material report, schedule, registration statement and other document filed by it with any Governmental Authority and (y) the internal or external reports prepared by such Seller or such Subsidiary in the ordinary course that are reasonably required by Purchaser promptly after such reports are made available to such Seller's personnel; provided that, in each case, Purchaser and each Seller, as applicable, and its respective representatives shall comply with the confidentiality obligations contained herein; and provided, further, that the foregoing shall not (i) require Sears or any of its Affiliates, on the one hand, or Purchaser or any of its Affiliates, on the other, to permit any inspection, or to disclose any information, that (x) would result in the disclosure of any trade secrets of third parties, or any trade secrets of Sears or Purchaser, as the case may be, or of any of their respective Affiliates, unless such trade secrets are related to the transactions contemplated hereby and by the Related Agreements, or (y) violate any obligations of Sears or Purchaser, as the case may be, to any third party with respect to confidentiality, provided that Sears or Purchaser, as applicable, shall have used its reasonable best efforts to obtain the consent of such third party to such inspection or disclosure or (ii) require any disclosure by Sears or Purchaser, as the case may be, or any of their respective Affiliates, that would reasonably be expected, as a result of such disclosure, and in the opinion of counsel, to have the effect of causing the waiver of any attorney-client privilege.

        (b) To the fullest extent not prohibited by Requirements of Law, in furtherance of the terms of Section 6.2(a) and subject to the provisos set forth therein, from the date hereof to the Closing Date, (i) senior officers of the Business and of the credit card business of Purchaser shall meet on a regular basis (no less than bi-weekly) to review the financial performance and operational affairs of the Business to achieve an orderly integration of the Business by Purchaser as of the Closing, and (ii) no later than 10 Business Days from the date hereof, Sellers and Purchaser shall each appoint three officers with knowledge of, and experience in, the Business to comprise a transition team (the "Transition Team") which shall meet on a regular basis to discuss and implement reasonable steps necessary to achieve an orderly integration of the Business by Purchaser as of the Closing and to attempt to minimize Purchaser's reliance on interim services from Sellers following the Closing. Prior to the Closing, the Transition Team shall identify which Business Employees shall be retained by Sellers ("Retained Business Employees") and shall update Schedule 1.1(a) accordingly. The Transition Team shall also establish a transition of the responsibilities of the Retained Business Employees to Purchaser employees and a transition of the services of the Retained Business Employees to other Seller businesses in order to ensure an orderly transition. The Transition Team shall negotiate in good faith the terms of the Transition Services Agreement which shall incorporate the terms and provisions set forth on Exhibit B, pursuant to which Sellers and their respective Affiliates shall provide to Purchaser and its Affiliates all interim services as are necessary, including the provision of shared real property and services provided by third parties under certain Contracts that are Retained Assets, in combination with the Acquired Subsidiary Stock, the Purchased Interests, the Business Employees and the rights of Purchaser and its Affiliates under the other Related Agreements, to allow Purchaser to conduct the Business as it will be conducted immediately prior to the Closing. Such Transition Services Agreement shall provide, among other things, that Sears and its Affiliates will (i) facilitate the implementation and administration of employee welfare benefits for Continuing Business Employees, which shall be sponsored and maintained by Purchaser as the employer thereunder, for the Benefits Transition Period (as defined in the next sentence), and (ii) continue to provide payroll services with respect to Continuing Business Employees. Purchaser shall bear all direct and indirect costs associated with providing such transitional arrangement with respect to employee welfare benefits and payroll services. The Benefits Transition Period shall mean the period commencing on the Closing Date and concluding on the later of (x) the 30th day following the Closing Date or (y) December 31, 2003.

        (c) In addition to the confidentiality arrangements contained herein, all information provided or obtained in connection with the transactions contemplated by this Agreement (including pursuant to subsection (a) above but excluding any information to the extent relating primarily to the Credit Card Business or the Financial Products Business acquired hereunder by Purchaser) will be held by Purchaser in accordance with the Confidentiality Agreements, dated April 11, 2003 and May 19, 2003, between Purchaser and Sears (collectively, the "Confidentiality Agreement"). In the event of a conflict or inconsistency between the terms of this Agreement and the Confidentiality Agreement, the terms of this Agreement will govern. For the avoidance of doubt, the parties and their Affiliates (and any employee, representative or other agent of such Persons) shall be permitted to disclose the "tax structure" and "tax treatment" (within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby from and after the earliest of: (i) the date of public announcement of discussions regarding such transactions, (ii) the date of public announcement of such transactions and (iii) the date hereof.

        (d) Each Party hereto shall preserve and keep all books and records and all information relating to the accounting, business, and financial affairs that are retained by Sears or any of its Affiliates or obtained by Purchaser hereunder, as the case may be, which information relates to the Purchased Interests, the Acquired Subsidiary Stock, the Assumed Liabilities or that portion of the Business that is conducted by the Acquired Subsidiary, for a reasonable period (not less than five (5) years) after the Closing Date, or for any longer period (i) as may be required by any Governmental Authority and (ii) as may be reasonably necessary with respect to the prosecution or defense of any audit or other legal action that is then pending or threatened and with respect to which the requesting Party has notified the other Party as to the need to retain such books, records or information. Notwithstanding the foregoing provisions of this Section 6.2(d), the provisions of Article VIII shall govern the preservation, retention and sharing of Tax Returns and Tax work papers.

        (e) Purchaser and its representatives shall be entitled to perform a Phase II environmental investigation (the "Investigation") of the New Orleans, LA facility (Sears Unit # 8636). Purchaser agrees to commence the Investigation within 15 days of the date of this Agreement. The Investigation shall be performed by a nationally recognized environmental consulting firm and Purchaser shall provide Sellers with a letter, acceptable to Sellers, expressly stating that Sellers and the Acquired Subsidiary have the right to rely on the Investigation. Sellers shall have the right to review and comment on the scope of work for the Investigation. Sellers shall provide Purchaser and its representatives such access to the New Orleans facility as is reasonably necessary to conduct the Investigation. Purchaser and its representatives shall perform the Investigation in manner that minimizes any disruption to the Sellers' operations at the New Orleans facility. If the Investigation shows a Release in the soil or groundwater at or affecting the New Orleans facility in excess of regulatory standards for commercial or industrial property under applicable Environmental Laws, then at Sellers' irrevocable election (to be confirmed by written notice to Purchaser within five days following Sellers' receipt of the written findings of the Investigation):

                (i) Sellers, as soon as reasonably practicable following receipt of the written results of the Investigation, shall (at Sellers' sole cost and to the reasonable satisfaction of Purchaser) Cleanup the soil and/or groundwater contaminated with Hazardous Materials and such conditions shall be deemed Pre-Closing Liabilities and Costs included as Retained Liabilities under
Section 2.5, and further Sellers shall perform any such Cleanup in a manner that minimizes any disruption to the Purchaser's operations at the New Orleans facility. In connection with the foregoing, the parties shall agree upon a program to effectuate the Cleanup in a manner that will avoid disruption to Purchaser's operations; or

                (ii) Sellers shall retain ownership of the New Orleans property and such property shall be deemed a Retained Asset under Section 2.3, in which case Purchaser, pursuant to Transition Services Agreement, shall lease the New Orleans property from Sellers for a period of up to 18 months following the Closing Date.

        Section 6.3. Delivery of Securitization Transfer Agreements. Sears shall, and shall cause its Affiliates to, obtain all necessary consents and approvals, including all necessary consents and approvals relating to the Required Amendments and the Consents, and shall execute and deliver all necessary documents, including the Securitization Transfer Agreements and the Required Amendments, required to complete the transactions contemplated hereby. Purchaser shall reasonably cooperate with Sears in connection therewith. Sears and Purchaser shall cause the Trust to file any and all SEC Documents relating to the Required Amendments and Securitization Transfer Documents with the SEC no later than 15 Business Days after the effectiveness thereof. The costs associated with the preparation and filing of such SEC Documents shall be borne by the Party that is required to make such filing.

        Section 6.4. Advice of Changes. From the date hereof to the Closing Date, the Sellers, on the one hand, and Purchaser, on the other hand, shall promptly advise the other in writing upon acquiring Knowledge of any fact which, if existing or known at the date hereof, would have been required to be set forth or disclosed pursuant to this Agreement or of any fact which, if existing or known at the date hereof, would have made any of the representations of such Party contained herein untrue in any material respect. No such information shall impact any representation or warranty of the Party disclosing such information or any rights or remedies available to the Party receiving such information in connection with any breach of any representation or warranty; provided that a breach of this Section 6.4 shall not be considered for purposes of determining the satisfaction of the closing conditions set forth in Article VII or give rise to a right of termination under Article IX if the underlying breach or breaches with respect to which the other Party failed to give notice would not result in the failure of the closing conditions set forth in Article VII or would not result in the ability of such non-breaching Party to terminate this Agreement under Article IX, as the case may be.

        Section 6.5. Efforts; Filings. (a) Subject to the terms and conditions of this Agreement, each of Sears and Purchaser shall use its reasonable best efforts to take, agree to take, or cause to be taken, any and all actions and to do, or cause to be done, any and all things necessary, proper or advisable under Requirements of Law or otherwise, so as to, as promptly as practicable: (i) permit consummation of the purchase of the Purchased Interests and the Acquired Subsidiary Stock and the assumption of the Assumed Liabilities and (ii) otherwise enable consummation of the transactions contemplated by this Agreement, the Related Agreements and the Securitization Transfer Agreements, and each shall, and shall cause its respective Affiliates to, cooperate fully to that end. As used in this Section 6.5, "reasonable best efforts" shall be deemed to include promptly agreeing to take, taking, or causing to be taken any and all actions required by any Governmental Authority, including but not limited to the U.S. Federal Trade Commission, the Antitrust Division of the U.S. Department of Justice, any state attorney general, or any state insurance commissioner, to the extent necessary to consummate the transactions contemplated by this Agreement as promptly as reasonably practicable, so long as such actions are expressly conditioned on the Closing of the transactions contemplated by this Agreement and provided that nothing in this Agreement shall require Purchaser to agree to any Unreasonable Condition.

        (b) As promptly as practicable but in no event later than 5 Business Days after the date of this Agreement, if and to the extent required under the HSR Act, Sears and Purchaser shall prepare and file all documents and notifications with the Federal Trade Commission and the United States Department of Justice as are required to comply with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the "HSR Act"). Sears and Purchaser shall cooperate with each other in good faith in the preparation of all such filings and responses, and shall do, or cause to be done, all things and take, or cause to be taken, all actions required to obtain the prompt termination of the waiting period thereunder.

        (c) Without limiting the foregoing, each of Sears and Purchaser agrees to use its reasonable best efforts to prepare all documentation (including the Required Amendments), to effect all filings and to obtain all permits, consents, clearances, approvals and authorizations of all Governmental Authorities and other Persons (including, if applicable, the Card Association and TSYS) necessary to consummate the transactions contemplated by this Agreement, the Related Agreements and Securitization Transfer Agreements as promptly as practicable. In connection with effecting any such filing or obtaining any such permit, consent, clearance, approval or authorization necessary to consummate the transactions contemplated by this Agreement, the Related Agreements and Securitization Transfer Agreements, each of Sears and Purchaser shall, subject to applicable law, (i) permit counsel for the other party to review in advance, and consider in good faith the views of the other party in connection with, any proposed written communication to any Governmental Authority, and (ii) provide counsel for the other party with copies of all filings made by such party, and all correspondence between such party (and its advisors) with any Governmental Authority and any other information supplied by such party and such party's Subsidiaries to a Governmental Authority or received from such a Governmental Authority; provided, however, that materials may be redacted or withheld (x) to the extent they concern the valuation of the Business or alternatives to the transactions contemplated by this Agreement and (y) as necessary to comply with contractual arrangements. Each of Sears and Purchaser agrees not to participate, or to permit its respective Subsidiaries to participate, in any substantive meeting or discussion, either in person or by telephone, with any Governmental Authority in connection with the consummation of the transactions contemplated hereby unless it consults with the other party in advance and, to the extent not prohibited by such Governmental Authority, gives the other party the opportunity to attend and participate.

        Section 6.6. No Solicitation. The Sellers shall not, nor shall they permit any of their respective Subsidiaries to, or authorize or permit any director, officer or employee of the Sellers or any of their respective Subsidiaries or any investment banker, attorney, accountant or other advisor or representative of the Sellers or any of their respective Subsidiaries to, directly or indirectly, (i) solicit, initiate or encourage, or take any other action knowingly to facilitate, any Alternative Proposal or (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or otherwise cooperate in any way with, any Alternative Proposal. The term "Alternative Proposal" means any inquiry, proposal or offer from any Person relating to, or that is reasonably likely to lead to, any direct or indirect acquisition, in one transaction or a series of transactions, including any merger, consolidation, exchange offer, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction, of any assets, stock (or other equity or voting interests) or businesses that constitute or represent 10% or more of the total revenue, operating income, EBITDA or assets of the Business, other than with respect to the transactions contemplated by this Agreement and the Related Agreements and asset dispositions to the extent permitted under Section 6.1.

        Section 6.7. Further Assurances. (a) After the Closing Date, each of Sears and Purchaser shall use its reasonable best efforts from time to time to execute and deliver at the reasonable request of the other Party such additional documents and instruments (including any assignments, bills of sale, assumption agreements, consents and other similar instruments in addition to those required by this Agreement) as may be reasonably required to give effect to this Agreement and the transactions contemplated hereby, to provide whatever documents or other evidence of ownership as may be reasonably requested by Purchaser to confirm Purchaser's ownership of the Purchased Interests and Acquired Subsidiary Stock and to provide whatever documents or other evidence as may be reasonably requested by Sears to confirm Purchaser's assumption of the Assumed Liabilities. In addition, on and after the Closing Date, Sears and Purchaser shall give such reasonable further assurances to Purchaser and its Affiliates and to Sears and its Affiliates, respectively, and shall execute, acknowledge and deliver all such acknowledgments and other instruments and take such further action as may be reasonably necessary and appropriate effectively to relieve and discharge Purchaser from any Excluded Liability and Sellers from any Assumed Liabilities, respectively.

        (b) Each of the Sellers and the Servicer shall cooperate with Purchaser in connection with the preparation of any offering document (including any exhibits, amendments, attachments or supplements thereto) and other materials (the "Financing Materials") to be delivered to prospective investors or creditors relating to any securities or other financing involving the transfer by Purchaser of some or all of the Accounts, Receivables or other Purchased Interests to a special purpose entity to be formed as part of a publicly issued or privately placed asset-backed securities transaction or other secured financing transaction (a "Subsequent Financing"). In connection with the foregoing, each of the Sellers, in their capacities as originators of the Purchased Interests, and Sears, as Servicer prior to the Closing Date shall:

                (i) provide a description of its business and historical financial condition for inclusion in any Financing Materials and certificates of public officials or officers of the Sellers or Servicer, as the case may be, as are reasonably believed necessary by Purchaser or any trustee or rating agency involved in a Subsequent Financing in connection therewith. Any information provided by any Seller or the Servicer pursuant to this Section 6.7(b)(i) shall be accurate and complete in all material respects and shall not contain, as of the date of any Financing Materials, an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                (ii) make the representations and warranties to Purchaser contained in Section 4.10 as of the Closing Date with respect to the Accounts and Receivables on the closing date of such Subsequent Financing.

Purchaser shall pay all third-party costs and actual out-of-pocket expenses associated with the preparation of the information specified in Section 6.7(b)(i). The provisions of this Section 6.7(b) shall survive the termination of this Agreement.

        (c) For the period of 12 months after the Closing Date, each of the Sellers and the Servicer shall cooperate with Purchaser in connection with the preparation and delivery of any report, certificate or filing required to be made by Purchaser as successor to the Servicer in connection with the Securitization Documents.

        (d) Sellers shall cooperate in good faith with Purchaser (including without limitation, providing reasonable notice regarding, and including Purchaser in, all communications, teleconferences and meetings, and exchange of any information with Allstate) to terminate, renew, or amend any terms of, or exercise any repurchase rights under, any of the Alliance Agreements (as defined in the Memorandum of Understanding, dated March 17, 2003, by and between Sears and Allstate (such as defined therein)), as reasonably directed by Purchaser. In the event that upon written request of Purchaser Sellers exercise any repurchase right under any of the Alliance Agreements prior to Closing pursuant to this
Section 6.7(d), Purchaser shall reimburse Sellers for any such repurchase price on the Closing Date.

        Section 6.8. Assignment of Contracts; Approvals and Consents. (a) Notwithstanding anything in this Agreement to the contrary, this Agreement shall not constitute an agreement to assign any Contract, lease or Seller Permit or any claim, right or benefit arising thereunder or resulting therefrom if an attempted assignment thereof, without the consent of a third party thereto, would constitute a breach or other contravention thereof, be ineffective with respect to any party thereto or in any way adversely affect the rights of any Seller or Purchaser thereunder.

        (b) With respect to any Contract, lease or Seller Permit and any claim, right or benefit arising thereunder or resulting therefrom, Sellers and Purchaser will use their reasonable best efforts to obtain as expeditiously as possible the written consent of the other parties to such Contract, lease or Seller Permit for the assignment or, if required, novation thereof to Purchaser or amendment or, alternatively, written confirmation from such parties reasonably mutually satisfactory in form and substance to Sellers and Purchaser that such consent, novation or amendment is not required. In furtherance of the foregoing, as soon as practicable following the date hereof, Sellers shall submit to the other party or parties to any such Contract, lease or Seller Permit documentation seeking the written waiver or approval of such other contracting party or parties thereto to the transfer, assignment, novation or amendment of all of the applicable Seller's claims, rights, benefits and liabilities thereunder to Purchaser. In no event, however, shall any Seller or Purchaser be obligated to pay any money (other than a de minimis amount) to any Person or to offer or grant other financial or other accommodations to any person in connection with obtaining any consent, waiver, confirmation, novation, amendment or approval with respect to any Contract, lease or Seller Permit.

        (c) If any consent, waiver, confirmation, novation or approval is not obtained with respect to any Contract, lease or Seller Permit, Sears and Purchaser will cooperate to establish an agency type or other similar arrangement reasonably satisfactory to Sears and Purchaser under which Purchaser would obtain, to the fullest extent practicable and not prohibited by any applicable Requirements of Law or any Contract, the claims, rights and benefits and assume the corresponding liabilities and obligations thereunder in accordance with this Agreement (including by means of any subcontracting, sublicensing or subleasing arrangement) or under which the applicable Seller would enforce at the direction of and for the benefit of Purchaser, with Purchaser assuming and agreeing to pay such Seller's obligations and expenses, any and all claims, rights and benefits of such Seller against a third party thereto. In such event (i) Sears or the applicable Seller will promptly pay, assign and remit to Purchaser when received all monies and other consideration relating to the period after the Closing Date received by it under any Contract or any claim, right or benefit arising thereunder not transferred pursuant to this Section 6.8 and (ii) Purchaser will promptly pay, perform or discharge when due any obligation or liability (including any Tax Liability) arising thereunder after the Closing Date; provided, however, the costs and expenses incurred in obtaining any such waivers or approvals or complying with
Section 6.8(c) shall be borne by Sellers.

        (d) The provisions of this Section 6.8 shall not affect any representation or warranty of any Seller under this Agreement.

        Section 6.9. Notice of Proceedings. Purchaser will promptly notify Sears in writing, and Sears will promptly notify Purchaser in writing, upon (a) becoming aware of any order or decree or any complaint praying for an order or decree restraining or enjoining the execution of this Agreement or the consummation of the transactions contemplated hereunder, or (b) receiving any notice from any Governmental Authority of its intention (i) to institute a suit or proceeding to restrain or enjoin the execution of this Agreement or the consummation of the transactions contemplated hereby, or (ii) to nullify or render ineffective this Agreement or such transactions if consummated.

        Section 6.10.  Guaranties; Letters of Credit; Intercompany Agreements.
(a) To the extent that any Seller would otherwise retain liability thereunder with respect to any post-Closing period, Purchaser shall cause itself or one or more of its Affiliates to be substituted in all respects for any Seller, effective as of the Closing, in respect of all obligations of each such Seller under each of the guaranties, bonding arrangements, letters of credit and letters of comfort identified in Schedule 6.10(a) (the "Guaranties"), each of which was obtained by any such Seller for the benefit of the Credit Card Business or the Financial Products Business. If Purchaser is unable to effect such a substitution with respect to any Guaranty after using its reasonable best efforts to do so, Purchaser shall hold the relevant Sellers harmless with respect to the obligations covered by each of the Guaranties for which Purchaser does not effect such substitution. As a result, no Seller shall from and after the Closing have any obligation whatsoever arising from or in connection with the Guaranties except for obligations, if any, for which such Seller will be fully indemnified by Purchaser.

        (b) Except as set forth on Schedule 6.10(b) or as otherwise contemplated by this Agreement, Sellers shall, and shall cause their respective Affiliates to, immediately prior to the Closing, execute and deliver such releases, termination agreements and discharges as are necessary to (i) release and discharge Sellers and such Affiliates (other than the Acquired Subsidiary or the Trust) from any and all obligations owed (x) to the Acquired Subsidiary or the Trust or (y) in connection with the Business, to Sears or any of its Affiliates,
(ii) release and discharge the Acquired Subsidiary and the Trust from any and all obligations owed to any Seller or any Affiliate thereof (other than the Acquired Subsidiary or the Trust) and
(iii) terminate all arrangements, commitments, contracts and understandings among any Seller and any Affiliate thereof, which would, absent such termination, constitute a Purchased Interest or an Assumed Liability.

        Section 6.11. Bulk Sales Law. Purchaser hereby waives compliance by any Seller, in connection with the transactions contemplated hereby, with the provisions of any applicable bulk sales law (including the Uniform Commercial Code Bulk Transfer provisions).

        Section 6.12. IBM Master Agreement; Other Sears Service Provider Agreements. (a) Purchaser acknowledges and agrees that (i) none of Purchaser, the Acquired Subsidiary, or, from and after the Closing Date, the Business is a third-party beneficiary under the IBM Master Agreement and (ii) from and after the Closing Date, Purchaser shall, and shall cause the Acquired Subsidiary to, direct all formal communications to Sears and not to IBM regarding any Services (as defined in the IBM Master Agreement) that IBM may continue to provide to the Business pursuant to Section 21.9(d) of the IBM Master Agreement.

        (b) From and after the Closing, Sears and Purchaser shall, and shall cause their respective Affiliates to, reasonably cooperate to cause Sears or any of its Affiliates to receive up to the maximum credit, if any, against any material spending commitment that Sears or any such Affiliate has with any Service Provider, to which Sears or any such Subsidiary may be entitled pursuant to the terms of any material Sears Service Provider Agreement in respect of any revenue that such Service Provider receives under any agreement that Purchaser or any of its Affiliates may enter into with such Service Provider for the provision of any services to the Business after the Closing Date (not otherwise including other Purchaser businesses) similar to those services provided under the applicable Sears Service Provider Agreement to the Business (any such agreement, a "Purchaser Service Provider Agreement"); provided nothing herein shall obligate Purchaser to enter into or continue any Purchaser Service Provider Agreement, nothing herein shall obligate Purchaser in its discretion to forego any benefits to which it may be entitled under any existing or future contract with any such Service Provider with respect to the Business, including the benefit of any preferential price structure or volume discounts, and nothing herein shall require Purchaser and its Affiliates to share relevant information that any of them reasonably determines to be confidential or competitively sensitive.

        Section 6.13. MasterCard Agreements. From the date hereof until the Closing Date, Sellers shall, and shall cause their Affiliates to, operate and conduct the Credit Card Business in a manner that continues to observe the terms of the MasterCard Agreements to the same extent that the operation and conduct of the Credit Card Business by Sears and its Affiliates would have been subject to the terms of the MasterCard Agreements had the transactions contemplated by this Agreement and the Related Agreements not occurred. Sellers and Purchaser shall cooperate in good faith to terminate (including providing releases and other customary documents upon such termination) or amend any terms of the MasterCard Agreements, as reasonably directed by Purchaser. To the extent not prohibited by applicable Requirements of Law, for these purposes, Sellers shall, among other things, provide reasonable notice regarding, and include Purchaser in, all communications, teleconferences and meetings, and exchange of any information with MasterCard. Purchaser agrees (i) subject to the terms of
Article X, to indemnify Sears and the Bank for any Damages, including reasonable attorneys' and other professional fees, resulting from, arising out of or related to (A) the termination or amendment of the MasterCard Agreements or (B) any claim by MasterCard of a breach by the Bank of Section 7 of the Mastercard Agreement arising out of the consummation of the transactions contemplated hereby or the conduct of the Credit Card Business by Purchaser on or after the Closing; and
(ii) to reimburse Sellers for the reasonable costs and expenses of cooperating with Purchaser in accordance with this Section 6.13.

        Section 6.14. Notice to Cardholders. Promptly following the Closing Date, Sears and Purchaser shall prepare jointly a form or forms of notice to each Cardholder to the effect that such Cardholder's Account has been acquired by Purchaser and that the owner of the debt cancellation agreements is changing. Such notice shall be in the form approved by both parties, which approval will not be unreasonably withheld or delayed, and will comply with all applicable Requirements of Law. The costs of preparation and mailing of such notices shall be borne jointly by Sears and Purchaser. The mailing shall be made in such manner and at such time as Sears and Purchaser may mutually agree.

        Section 6.15. Change Name of the Acquired Subsidiary. As soon as practicable after the Closing, Purchaser shall cause the articles of incorporation of the Acquired Subsidiary to be amended to remove any reference to "Sears" from its name and make related filings in jurisdictions where the Acquired Subsidiary is doing business. Until such time, the use of "Sears" in the Acquired Subsidiary name shall be deemed permitted by and subject to the terms of the Licensing Agreement.

        Section 6.16. Employee Matters. Employment of Continuing Business Employees. Effective as of the Closing Date, Purchaser shall offer employment to each Business Employee, in the identical geographic location as in effect with respect to such Business Employee immediately prior to the Closing Date, with base pay at least equal to such Business Employee's base rate of pay as in effect immediately prior to the Closing Date, and with incentive compensation opportunities that are substantially comparable to those in effect for such Business Employee immediately prior to the date hereof; provided that there will be no reduction in excess of 10% in such Business Employee's annual earnings potential. Each Business Employee who accepts such offer of employment (including Business Employees described in clause (ii) of the definition thereof who commence active employment within the period of time during which their reemployment rights are guaranteed under applicable law or under Sears' leave of absence or short-term disability policy) with Purchaser is referred to herein as a "Continuing Business Employee"; provided, however, that (1) a Business Employee who commences a leave of absence (other than short-term disability leave or a leave of absence with respect to which the Business Employee's employment rights are guaranteed under applicable law) between the date hereof and the Closing Date and who is on such leave of absence on the Closing Date shall become a Continuing Business Employee only if such Business Employee commences active employment within the period that such Business Employee's reemployment rights would be guaranteed under applicable law or the applicable leave of absence policy of Purchaser and its Affiliates and (2) a Business Employee who is on short-term disability leave on the Closing Date shall become a Continuing Business Employee only if such Business Employee commences active employment prior to or upon the expiration of such short-term disability leave. Such employment by Purchaser shall commence effective as of the Closing Date. Subject to the next sentence, Purchaser shall have no liability with respect to Business Employees who are absent from work on the Closing Date on account of short-term disability or other leave of absence who do not become Continuing Business Employees. Notwithstanding the preceding sentence, Purchaser shall be responsible for short-term disability benefits to all Business Employees who are on short-term disability on the Closing Date; provided, however, that if more than one hundred
(100) Business Employees are on short-term disability on the Closing Date, then Sellers shall reimburse Purchaser for all such amounts paid by Purchaser in respect of all such Business Employees on short-term disability who do not become Continuing Business Employees. Nothing in this Agreement shall be deemed to limit the right of Purchaser or any of its Affiliates to terminate the employment of any Business Employee, other than as explicitly set forth in
Section 6.16(j) hereof.

        (b) Employee Benefits Generally. From the Closing Date through the first anniversary of the Closing Date, Purchaser shall provide, or shall cause to be provided, to the Continuing Business Employees as a group compensation and benefits that are comparable in the aggregate to those provided to such Continuing Business Employees immediately prior to the date hereof under the Seller Benefit Plans listed on Schedule 4.14(a)-1; provided, however, that the determination of whether such compensation and benefits are so comparable shall not take into account retiree medical benefits. The parties agree that the package of compensation and benefits provided by Purchaser to Continuing Business Employees shall include eligibility to participate in the retiree medical plans of Purchaser and its Affiliates on terms no less favorable than those provided to similarly situated employees of Purchaser and its Affiliates. Except as may be specifically required by this Agreement or by applicable law, Purchaser shall not be obligated to provide any particular employee benefits to any Continuing Business Employee for any specific period of time.

        (c) Preexisting Conditions; Deductibles; Credited Service. Effective as of the Closing, Purchaser shall (i) cause to be waived all limitations as to preexisting conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to Continuing Business Employees under any welfare plan of Purchaser or its Subsidiaries or Affiliates in which such Continuing Business Employees may be eligible to participate after the Closing, to the extent that such conditions, exclusions and waiting periods would have been waived or satisfied under the corresponding welfare plan in which any such Continuing Business Employee participated immediately prior to the Closing, (ii) cause to be provided to each Continuing Business Employee credit for any co-payments and deductibles paid prior to the Closing, in respect of the calendar year in which the Closing Date occurs, in satisfying any applicable deductible or out-of-pocket requirements under any welfare plans of Purchaser or its Subsidiaries or Affiliates in which such Continuing Business Employees may be eligible to participate after the Closing and (iii) cause to be provided to each Continuing Business Employee credit for all purposes (including, without limitation, eligibility, vesting, and amount of benefits (including for purposes of determining the annual cash balance benefit credit under the Citigroup Pension (cash balance) Plan for Continuing Business Employees eligible to participate in such plan), for all service recognized by Sears under the corresponding Seller Benefit Plan, under each employee benefit plan, program or arrangement of Purchaser or its Subsidiaries or Affiliates in which such Continuing Business Employees are eligible to participate after the Closing; provided, however, that in no event shall the Continuing Business Employees be entitled to service credit to the extent that such service credit would result in a duplication of benefits with respect to the same period of service.

        (d) COBRA. Sears shall retain responsibility for continuation coverage under Sections 601 et seq. of ERISA and any state continuation coverage requirements ("COBRA Obligations") to all Business Employees (and their qualified beneficiaries) for whom a "qualifying event" under COBRA occurs on or prior to Closing. Purchaser shall be responsible for COBRA Obligations with respect to the Continuing Business Employees and their beneficiaries for whom a "qualifying event" under COBRA occurs after the Closing.

        (e) Retirement Plans. Purchaser agrees to have in effect on the Closing Date a defined contribution plan or plans with a salary reduction arrangement that covers Continuing Business Employees, the terms of which meet the requirements of Sections 401(a) and 401(k) of the Code (such plan or plans, the "Purchaser Savings Plan"). Each Continuing Business Employee who is eligible to contribute to the Sears 401(k) Savings Plan (the "Sears Savings Plan") on the Closing Date shall be eligible to participate and contribute to Purchaser Savings Plan commencing as soon as administratively practicable after the Closing Date but not later than 60 days after the Closing Date if the Closing Date occurs in 2003, and not later than 30 days after the Closing Date if the Closing Date occurs in 2004. As soon as practicable following the Closing Date, Purchaser shall permit Continuing Business Employees who are participants in such Purchaser Savings Plan to rollover, in cash, their account balances in the Sears Savings Plan into Purchaser Savings Plan. Each Continuing Business Employee who is eligible to participate in the Sears Pension Plan on the Closing Date shall be eligible to participate in the Citigroup Pension (cash balance) Plan commencing as soon as administratively practicable after the Closing Date but not later than 60 days after the Closing Date if the Closing Date occurs in 2003, and not later than 30 days after the Closing Date if the Closing Date occurs in 2004.

        (f) Annual Bonuses for Year of Closing Date; Equity Awards; Employment Agreements. Without limiting the generality of any other provision of this Agreement, Sears shall be responsible for (i) subject to Section 6.16(i), all Liabilities relating to all Employment Agreements and (ii) all Liabilities made by or in respect of Business Employees with respect to the delivery of shares of Sears capital stock under all stock options and shares of restricted stock granted before the Closing Date to such Business Employees under Sears' equity plans. Except as set forth in the last sentence of this Section 6.16(f), Sears shall pay to each Continuing Business Employee a pro rata portion (based on the portion of the year preceding the Closing Date) of such Continuing Business Employee's target incentive award under Sears' annual incentive plan for such year. The prorated payment will be made following the end of the plan year, at the same time as bonus payments are made to Sears associates participating in the applicable bonus plan (or, in the event that no such bonus payments are made to Sears associates other than the Continuing Business Employees with respect to such year, in no event later than ninety days following the end of such year). Sears shall not be required to make such payments to any Continuing Business Employee who is not employed by Purchaser or its Affiliates at the time such payment is required to be made, unless the termination of employment from Purchaser and its Affiliates of the applicable Continuing Business Employee was involuntary.

        (g) Severance Benefits; Certain Claims. Purchaser shall be solely responsible for all Liabilities relating to the termination or alleged termination of any Continuing Business Employee's employment with Purchaser that occurs following the Closing Date. Purchaser shall provide to each Continuing Business Employee whose employment is terminated during the Severance Transition Period (as defined in the next sentence) severance pay and benefits not less favorable than the greater of the severance pay and benefits that would have been provided to such Continuing Business Employee under Purchaser's separation pay plan or the applicable Sears' severance credit business transition pay plan, as in effect on the date hereof, taking into account all service with Purchaser and its Affiliates from and after the Closing Date plus all service before the Closing Date for which such Continuing Business Employee would have been entitled to credit under the applicable Sears credit business transition pay plan. The Severance Transition Period shall mean the period commencing on the Closing Date and concluding on the later of (i) the six-month anniversary of the Closing Date or (ii) June 30, 2004.

        (h)  WARN Act. In reliance on the agreements of Purchaser set forth in
Section 6.16(a), Purchaser and Sears agree that none of Sears or its Affiliates shall deliver any notice to Business Employees pursuant to the United States Federal Worker Adjustment and Retraining Notification Act of 1988, any successor United States federal law, and any other applicable plant closing, mass layoff or termination pay or notification law (collectively, the "WARN Act"). As soon as practicable after the Closing (but in no event more than five days after the Closing Date), Sears will provide Purchaser with a list of all Business Employees who suffered an "employment loss" (as defined in the WARN Act) during the period commencing on the date hereof and concluding as of the Closing.

        (i) Retention Agreements. The parties acknowledge that the agreements listed on Schedule 6.16(i) (the "Retention Agreements") provide, among other things, for certain retention payments (alternately defined in the various Retention Agreements as "Retention Payments," "Transaction Incentives," "Basic Retention Payments," "Additional Retention Incentives," and "Success Bonuses") to the Business Employees who are parties to such agreements in the event of a "Full Sale" (as defined in the applicable Retention Agreements), and provide that 50% of such payments will be made within thirty days of the Closing Date (the "First Installment") and the remaining 50% of such payments (the "Second Installment") will be made six-months after the Closing Date (or earlier, pursuant to the terms of the various Retention Agreements). The parties acknowledge that consummation of the transactions contemplated hereby will constitute a "Full Sale" under the Retention Agreements. Other than the payments required to be made by Purchaser pursuant to the final sentence of this Section 6.16(i), Seller agrees to make all payments required to be made under the Retention Agreements in accordance with the terms of such Retention Agreements as in effect on the date hereof and at the time or times set forth in such Retention Agreements as in effect on the date hereof, and Seller agrees not to amend such Retention Agreements after the date hereof. Seller further agrees to make all payments of the First Installment no earlier than the final Business Day on which such payments may permissibly be made under the terms of the applicable Retention Agreement. The parties hereby agree that, except as explicitly set forth in the next sentence, none of the liabilities relating to the Retention Agreements shall be an Assumed Liability. Purchaser hereby agrees to make all payments with respect to the Second Installment due under the Retention Agreements in effect for Continuing Business Employees in accordance with the terms of such Retention Agreements as in effect on the date hereof (regardless of whether such payments become due six-months after the Closing or become due earlier pursuant to the terms of the Retention Agreements ); provided, however, that in no event shall Purchaser be required to pay more than $6,500,000 under this Section 6.16(i).

        (j) Limitation on Terminations. Purchaser agrees that terminations of employment with respect to Continuing Business Employees shall be governed in accordance with the provisions of Schedule 6.16(j).

        (k) Certain Restrictions. For one year following the Closing, the Sellers shall not, nor shall they permit any of their respective Subsidiaries to, either directly or indirectly, on their own behalf or in the service or on behalf of others, solicit or hire, continue to employ, or attempt to solicit hire, or continue to employ any Business Employee, whether or not such Business Employee is a full-time, part-time, or a temporary employee of Purchaser or any of their Affiliates; provided, however, that the restriction set forth above shall not prohibit Sellers or their Subsidiaries from (i) hiring or continuing in employment following Closing any Business Employees who are absent from work on the Closing Date on account of short-term disability or other leave of absence who do not become Continuing Business Employees, and (ii) soliciting by means of a general purpose advertisement not targeted at Purchaser or the Business Employees.

        (l) Cooperation. Sears and Purchaser shall cooperate in good faith, and Sears and Purchaser and their respective Affiliates shall provide access to such information as is reasonably necessary or appropriate, to facilitate implementation of the provisions of this Section 6.16.

        Section 6.17. Board of Directors of Acquired Subsidiary. Sellers hereby agree to (i) deliver or cause to be delivered to Purchaser duly signed resignations or other evidence of removal of all or certain directors and officers of the Acquired Subsidiary as requested by Purchaser, effective as of Closing, and (ii) cause the persons designated by Purchaser to be appointed directors thereof effective as of immediately after the Closing.

        Section 6.18. Unsecured Debt of Sears. Sears shall use its reasonable best efforts to take, or cause to be taken, all steps necessary or advisable to redeem, call, repurchase, defease or otherwise cause to cease to be outstanding, as soon as reasonably practicable following the Closing (but in no event later than the date that is four months after the end of the month in which the Closing occurs), all the securities issued under the indentures set forth on
Schedule 6.18 hereof which are all the indentures under which any unsecured securities of Sears are issued and outstanding.

        Section 6.19. Covenant Not to Petition. From the date hereof, Purchaser agrees that it shall not at any time file, or join in the filing of, a petition against SRFG under the Federal Bankruptcy Code, or join in the commencement of any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar proceeding against SRFG.


                                  ARTICLE VII
                              CONDITIONS PRECEDENT

        Section 7.1. Conditions of All Parties to Closing. The respective obligations of each Party hereunder to consummate the transactions contemplated hereby shall be subject to the fulfillment or waiver, at or prior to the Closing Date, of the following conditions:

        (a) Execution and Delivery of Securitization Transfer Agreements. Each Securitization Transfer Agreement shall have been executed and delivered by each Party hereto which is a party thereto, and by each other party thereto, in each case to be effective from and after the Cut-Off Time.

        (b) Execution, Delivery and Effectiveness of the Related Agreements. The Related Agreements shall have been executed and delivered by each Party hereto which is a party thereto, and by each other party thereto, in each case to be effective from and after the Closing.

        (c) Hart-Scott-Rodino. Any applicable waiting period under the HSR Act with respect to the transactions contemplated hereby shall have expired or been terminated.

        (d) Other Regulatory Approvals. Subject to Section 3.7, all approvals or authorizations of, filings and registrations with, and notifications to, all Governmental Authorities including the Applicable Governmental Authorities and the Card Association with respect to the Credit Card Business and the Financial Products Business, if any, required to effect the transactions contemplated hereby or by the Related Agreements shall be in full force and effect and all waiting periods required by law shall have expired or been terminated, and no Unreasonable Condition shall have been imposed by any Applicable Governmental Authority in connection therewith, except for where the failure of such approvals, authorizations, filings, registrations and notifications to be in full force and effect would not have a Business Material Adverse Effect.

        (e) Required Amendments. The Required Amendments shall have been duly authorized, executed and delivered and shall have become valid, binding and effective in accordance with their terms.

        (f) No Injunction. No Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) that, in each case, prohibits consummation of the transactions contemplated by this Agreement.

        Section 7.2. Conditions to Obligations of Purchaser to Close. Purchaser's obligation to effect the transactions contemplated by this Agreement is subject to the satisfaction or waiver (in its sole discretion), prior to or at the Closing, of each of the following conditions:

        (a) Each of the representations and warranties of Sellers contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date as though made on and as of the Closing Date, except (i) that those representations and warranties which address matters only as of a particular date shall be true and correct as of such particular date and (ii) where the failure to be so true and correct (after excluding the effect of any Knowledge of Sellers, Business Material Adverse Effect or materiality qualifications set forth in any such representation or warranty) has not had a Business Material Adverse Effect.

        (b) Each of the obligations of Sellers to be performed on or before the Closing Date pursuant to the terms of this Agreement shall have been duly and fully performed in all material respects on or before the Closing Date.

        (c) Sellers shall have delivered or caused to be delivered to Purchaser each of the documents specified in Section 3.4 hereof.

        (d) Purchaser shall have received at the Closing a certificate dated the Closing Date and validly executed on behalf of each Seller by an appropriate officer certifying that the conditions specified in Section 7.2(a) and Section 7.2(b) have been satisfied.

        (e) Sellers shall have furnished to Purchaser opinions of counsel to Sellers reasonably acceptable to Purchaser, in each case dated the Closing Date and addressed to Purchaser and covering the matters contained in Schedule 7.2(f).

        Section 7.3. Conditions to Obligations of Sellers to Close. The obligations of Sellers to effect the transactions contemplated by this Agreement are subject to the satisfaction or waiver (in the sole discretion of Sears), prior to or at the Closing, of each of the following conditions:

        (a) Each of the representations and warranties of Purchaser contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date as though made on and as of the Closing Date, except (i) that those representations and warranties which address matters only as of a particular date shall be true and correct as of such particular date and (ii) where the failure to be so true and correct (after excluding the effect of any Knowledge of Purchaser, Purchaser Material Adverse Effect or materiality qualifications set forth in any such representation or warranty) has not had a Business Material Adverse Effect.

        (b) Each of the obligations of Purchaser to be performed on or before the Closing Date pursuant to the terms of this Agreement shall have been duly and fully performed in all material respects on or before the Closing Date.

        (c) Purchaser shall have delivered or caused to be delivered to Sears each of the documents specified in Section 3.5 hereof.

        (d) Sears, on behalf of Sellers, shall have received at the Closing a certificate dated the Closing Date and validly executed on behalf of Purchaser by an appropriate officer of Purchaser certifying that the conditions specified in Section 7.3(a) and Section 7.3(b) have been satisfied.


                                  ARTICLE VIII
                                  TAX MATTERS

        Section 8.1. Liability for Taxes; Refunds and Credits. (a) Sears shall be responsible for and shall indemnify Purchaser and its Affiliates (including the Acquired Subsidiary but not the Trust) (the "Purchaser Tax Indemnitees") from and against all:

                (i)   Excluded Taxes;

                (ii) (A) Taxes resulting from any breach of or inaccuracy in any representation or warranty contained in any FIRPTA Certificate or Alternate Certificate of or with respect to any Seller or (B) Taxes (including the net present value of any reasonably anticipated future Taxes) resulting from any breach of or inaccuracy in any representation or warranty contained in Section 4.25(c);

                (iii) Taxes resulting from any breach of any covenant by Sears or any Seller contained in Section 2.6 or this Article VIII (but then only to the extent appropriate to reflect the relative fault of Sears, on the one hand, and Purchaser, on the other hand, with respect to such Tax); and

                (iv) Damages or Taxes (including the net present value of any reasonably anticipated future Taxes) incurred by any Purchaser Tax Indemnitee resulting from any breach of or inaccuracy in any representation or warranty contained in Section 4.25(d);

provided, however, that (A) the Purchaser Tax Indemnitees shall not be entitled to indemnification pursuant to clause (iv) for any Damages or Taxes to the extent resulting from any breach of Section 8.3(d) or for any Damages or Taxes to the extent resulting from any action taken by Purchaser or any of its Affiliates (including, the Acquired Subsidiary or the Trust) after the Closing (including any issuance of Trust Certificates after the Closing) and (B) any indemnification pursuant to Section 8.1(a)(ii)(B) or 8.1(a)(iv) shall be subject to the limits set forth in Section 10.5 and the requirements of Section 10.8; provided further, however, that Sears shall not be required to make indemnification payments pursuant to Section 8.1(a)(iv) to the extent indemnification payments thereunder would exceed in the aggregate one hundred fifty million dollars ($150,000,000) (increased dollar-for-dollar (but not by more than fifty million dollars ($50,000,000)) by the amount, if any, of indemnification payments that Sellers would have been required to make (for the absence of doubt, in respect of claims not pursuant to Section 8.1(a)(iv)) pursuant to Section 10.2(c) or Section 8.1(a)(ii)(B) but for the application of the Threshold). For the absence of doubt, the Trust itself shall have no right or claim against Sears under this Section 8.1(a). Except as set forth in Section 8.11, Sears shall be entitled to any refund of or against (or credit of or against) any Excluded Taxes or any other Taxes for which Sears is responsible under this Section 8.1(a) and any refund (or credit) to the extent so provided in Section 8.11.

        (b) Purchaser shall be responsible for and shall indemnify Sears, Sears Canada, Sears Mexico and their respective Affiliates (the "Seller Tax Indemnitees") from and against all:

                (i) Taxes of or relating to the Business, the Purchased Interests, the Acquired Subsidiary Stock, Purchaser or the Acquired Subsidiary, except for Taxes for which Sears is responsible pursuant to
        Section 8.1(a),

                (ii) Taxes resulting from any breach of any covenant by Purchaser contained in Section 2.6 or this Article VIII (but then only to the extent appropriate to reflect the relative fault of Purchaser, on the one hand, and Sears, on the other hand, with respect to such Tax),

                (iii)  one-half of any Transfer Taxes, and

                (iv) Taxes described in clause (a), (b), (c), (d) or (e) of the definition of Excluded Taxes.

Purchaser and its Affiliates shall be entitled to any refunds (or credits) of or against Taxes of Purchaser and its Affiliates (including the Acquired Subsidiary and the Trust) except for (x) refunds (or credits) of Taxes of the Acquired Subsidiary or the Trust received or credited on or prior to the Closing Date (except to the extent, if any, that such refunds or credits are reflected as a Tax asset on the Closing Date Balance Sheet) and (y) any other refunds (or credits) to which Sears may be entitled under Section 8.1(a).

        Section 8.2. Section 338(h)(10) Elections. (a) Sears and such of its Subsidiaries as are necessary, on the one hand, and Purchaser and such of its Subsidiaries as are necessary, on the other hand, shall jointly make an irrevocable election under Section 338(h)(10) of the Code (and any corresponding elections under state or local Tax law) with respect to the Acquired Subsidiary (the "338(h)(10) Election"). Sears and Purchaser shall and shall cause their respective Subsidiaries and Affiliates to (i) treat the 338(h)(10) Election as valid, (ii) file all Tax Returns in a manner consistent with such 338(h)(10) Election and (iii) take no position contrary thereto, except to the extent required to do otherwise pursuant to a determination (as defined in Section 1313(a) of the Code or any similar state or local Tax law) (a "Determination").

        (b) Purchaser and Sears shall jointly prepare, in a manner that incorporates, reflects and is consistent with the Allocation Statement (if any) and Section 2.6(a), any form or document required to effect a valid and timely 338(h)(10) Election.

        (c) In furtherance of Section 8.2(a) and (b), (i) prior to the Closing, Sears and Purchaser shall agree based on information then available on the form and content of IRS Form 8023 ("Form 8023"), in a manner that is consistent with the Allocation Statement (if any) and Section 2.6(a), on which the 338(h)(10) Election shall be made for United States federal income Tax purposes; (ii) at or prior to the Closing, Sears and such of its Subsidiaries as are necessary and Purchaser and such of its Subsidiaries as are necessary shall execute Form 8023 containing information then available and in a manner that is consistent with the Allocation Statement (if any) and Section 2.6(a), which Purchaser shall promptly file or cause to be filed with the Internal Revenue Service; (iii) Sears (and such of its Subsidiaries as are necessary) and Purchaser (and such of its Subsidiaries as are necessary) shall jointly and timely make any elections under state or local Tax law corresponding to the 338(h)(10) Election for United States federal income Tax purposes; and (iv) Sears Life Holding (and Sears or any other Subsidiaries of Sears as are necessary) and Purchaser (and such of its Subsidiaries as are necessary) shall, as promptly as practicable following the Closing Date, cooperate with each other to file such forms or Tax Returns, make such elections, and provide such schedules and other documents as may be required to effect a timely 338(h)(10) Election in accordance with the provisions of Treasury Regulations Section 1.338(h)(10)-1 (or any corresponding provisions of state or local Tax law) and all such forms, Tax Returns, elections, schedules and other documents shall be in a manner that is consistent with (and to the extent applicable incorporates and reflects) the Allocation Statement (if any) and Section 2.6(a).

        (d) To the extent permissible by or required by law, Sears (and such of its Subsidiaries as are necessary) and Purchaser (and such of its Subsidiaries as are necessary) shall cooperate in the preparation and timely filing of (i) any corrections, amendments or supplements to Form 8023 (including Form 8883) and (ii) any state or local forms or reports that are necessary or appropriate for purposes of complying with the requirements for making any elections under state or local Tax law corresponding to the 338(h)(10) Election for United States federal income Tax purposes; provided, however, that all such forms and reports shall be in a manner that incorporates, reflects and is consistent with the Allocation Statement (if any) and Section 2.6(a). To the extent necessary for the valid filing of any such corrections, amendments, supplements, forms or reports, Sears (and such of its Subsidiaries as are necessary) and Purchaser (and such of its Subsidiaries as are necessary) shall cooperate in the timely execution thereof.

        (e) Neither Sears nor Purchaser shall, or shall permit any of its Subsidiaries (including the Acquired Subsidiary) to modify any of the forms or reports (including any corrections, amendments and supplements thereto) that are required for the making of the 338(h)(10) Election (including any corresponding elections under state or local Tax law) after their execution or to modify or revoke the 338(h)(10) Election following the filing of Form 8023 by Purchaser without the written consent of Sears or Purchaser, as the case may be, except in each case as may be required pursuant to a Determination; provided, however, that Form 8883 may be filed without the consent of the other party so long as such form is filed in a manner that incorporates, reflects and is consistent with the Allocation Statement (if any) and Section 2.6(a).

        (f) Sears and Purchaser shall, and shall cause their respective Affiliates to, treat any Retained Assets that are distributed by the Acquired Subsidiary to the Sellers or Sears as having been distributed in the deemed liquidation resulting from the 338(h)(10) Election.

        Section 8.3. Filing Responsibility. (a) Sears shall prepare and file, or cause to be prepared and filed, when due: (i) all consolidated, combined, affiliated or unitary Tax Returns of the Sears Affiliated Group, (ii) any Tax Return of, or which includes, Sears or any member of the Sears Group, whether combined, consolidated, affiliated, unitary or otherwise, (iii) any Tax Return relating to the Purchased Interests, the Acquired Subsidiary Stock, the Acquired Subsidiary or the Trust required to be filed on or prior to the Closing Date, and (iv) any other Tax Return of or with respect to the Purchased Interests, the Acquired Subsidiary Stock, the Acquired Subsidiary or the Trust (or their respective assets) for any Pre-Closing Tax Period. Except in the case of Taxes of the Trust, Sears shall pay or cause to be paid all Taxes due and payable in respect of all such Tax Returns (subject to any indemnification obligations of Purchaser under this Article VIII). In the case of any Tax Return of the Acquired Subsidiary required to be prepared and filed by Sears pursuant to this subsection for a jurisdiction that does not provide for a 338(h)(10) Election, such Tax Return shall be filed in a manner consistent with the past practice, if any, of the Acquired Subsidiary, Sears shall deliver a draft of such Tax Return to Purchaser for its review at least twenty (20) Business Days prior to the due date of such Tax Return (taking into account valid extensions), Purchaser shall be entitled to review such Tax Return and to object to such Tax Return solely on the basis that it is not prepared consistent with the Acquired Subsidiary's past practice and, if Purchaser so objects in writing within ten (10) Business Days of receipt of such Tax Return from Sears, the parties shall endeavor in good faith to resolve such dispute, and failing resolution by the parties, such dispute shall be resolved by the Accountant in accordance with the standards set forth in this sentence.

        (b) Purchaser shall, except to the extent that filing such Tax Returns is the responsibility of Sears under Section 8.3(a), prepare and file, or cause to be prepared and filed, all Tax Returns relating to the Business, the Acquired Subsidiary, the Acquired Subsidiary Stock, the Purchased Interests and the Trust (or their respective assets). In the case of any Tax Return required to be prepared and filed by Purchaser pursuant to this subsection for which any Taxes are the responsibility of Sears, such Tax Return shall be prepared and filed in a manner that is consistent with Sears' prior practices, if any, and Purchaser shall deliver a draft of such Tax Return to Sears for its review at least twenty (20) Business Days prior to the due date of such Tax Return (taking into account valid extensions) and shall provide Sears with Purchaser's calculation, in reasonable detail, of Sears' share of the Taxes with respect to such Tax Return (determined in the case of a Straddle Period in accordance with Section 8.3(c)); provided, however, that such drafts of any such Tax Return and such calculations of Sears' share of the Taxes with respect to such Tax Return shall be subject to Sears' review and approval, which approval shall not be unreasonably withheld, conditioned or delayed. If Sears disputes any Tax Item on such Tax Return or Purchaser's calculation of Sears' share of the Taxes with respect to such Tax Return, it shall notify Purchaser (by written notice within ten (10) Business Days of receipt of Purchaser's calculation) of such disputed item (or items) and the basis for its objection. Sears and Purchaser shall act in good faith to resolve any such dispute prior to the date on which the Tax Return is required to be filed. If Sears and Purchaser cannot resolve any disputed item, the item in question shall be resolved by the Accountant in accordance with the standards set forth in this Section 8.3(b) as promptly as practicable. The fees and expenses of the Accountant shall be shared equally by Sears and Purchaser. No later than one (1) Business Day prior to the due date (including extensions) of such Tax Return, Sears shall pay Purchaser in immediately available funds the amount of Sears' share of the Taxes with respect to such Tax Return determined pursuant to this Section 8.3(b). Purchaser shall pay or cause to be paid to the applicable Tax authority all Taxes due and payable in respect of all Tax Returns required to be prepared by Purchaser pursuant to this subsection.

        (c) In order to apportion appropriately any Taxes relating to a Straddle Period between the portion of such Straddle Period ending on and including the Closing Date and the portion of such Straddle Period beginning after the Closing Date, the Parties shall, to the extent permitted under applicable law, elect with the relevant Tax authority to treat for all Tax purposes the Closing Date as the last day of a taxable period. In the case of any other Taxes for a Straddle Period for which such election to close the taxable period is not permitted, the portion of such Taxes that are allocable to the portion of the Straddle Period ending on and including the Closing Date shall be: (i) in the case of ad valorem or similar Taxes that are imposed on a periodic basis, deemed to be the amount of such Taxes for the entire period (or, in the case of such Taxes determined on an arrears basis (such as real property taxes), the amount of such Taxes for the immediately preceding period) multiplied by a fraction the numerator of which is the number of days in the Straddle Period ending on and including the Closing Date and the denominator of which is the number of days in the entire relevant Straddle Period; and (ii) in the case of Taxes not described in (i) (such as Taxes that are either (x) based upon or related to income, receipts or premiums, or (y) imposed in connection with any sale or other transfer or assignment of property (real or personal, tangible or intangible)), deemed equal to the amount that would be payable if the taxable period ended on and included the Closing Date.

        (d) Notwithstanding any other provision of this Agreement, Purchaser shall, and shall cause its Affiliates (including the Acquired Subsidiary and the Trust) to, act in accordance with the representations set forth in Section 4.25(d) for all purposes, file all Tax Returns consistent with such representations and defend in good faith such representations in any Tax

Proceeding, in connection with any Third Party Claim or before any Governmental Authority, and Purchaser shall not, and shall cause its Affiliates (including the Acquired Subsidiary and the Trust) not to, take any position or action, or fail to take any position or action which failure is, inconsistent with the representations set forth in Section 4.25(d), except to the extent required pursuant to a Determination.

        Section 8.4. Cooperation; Exchange of Information; Tax Proceedings. (a) The Parties shall cooperate with each other and furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information (including access to books and records) and assistance relating to the Business, the Acquired Subsidiary, the Acquired Subsidiary Stock, the Purchased Interests or the Trust (or their respective assets) as is reasonably requested for the preparation or filing of any Tax Returns, for the preparation or conduct of any Tax Proceeding and for the satisfaction of legitimate Tax or accounting requirements. Such cooperation and information shall include, without limitation, Purchaser's facilitation of Sears' exercise of its rights under this
Article VIII to prepare and file, or cause to be prepared and filed, Tax Returns of the Acquired Subsidiary or the Trust and conduct Tax Proceedings relating thereto (for example, by way of execution of appropriate powers of attorney in favor of Sears or by designation of an officer of Sears as an officer of the Acquired Subsidiary or the Trust for such purposes).

        (b) Notwithstanding the definition of Books and Records, Purchaser shall be entitled to copies of any Tax Returns or Tax work papers of the Acquired Subsidiary or the Trust that are in the possession of Sears or any Subsidiary of Sears. Sears shall be entitled to retain all original Tax Returns and Tax work papers relating to the Acquired Subsidiary, the Trust, the Purchased Interests or the Acquired Subsidiary Stock. In the case of any original Tax Return and any original Tax work papers that Purchaser obtains from Sears (or any Subsidiary of Sears), for a period of five (5) years after the Closing Date, Purchaser shall, and shall cause its Affiliates (including the Acquired Subsidiary) to, retain such Tax Returns and Tax work papers. Thereafter, Purchaser shall not, and shall cause its Affiliates (including the Acquired Subsidiary) not to, dispose of any such Tax Returns or Tax work papers, unless it first offers such Tax Returns or Tax work papers to Sears and Sears fails to accept such offer within ninety (90) days of its being made.

        (c) Sears and Purchaser shall, and shall cause their respective Subsidiaries to, cooperate in the preparation of all Tax Returns that are required to be filed after the Closing Date relating to Pre-Closing Tax Periods or to Straddle Periods and any Tax Returns of the Trust.

        (d) Purchaser shall promptly notify Sears upon receipt by Purchaser or any of its Subsidiaries (including the Acquired Subsidiary or the Trust) of notice of any claim, assessment or dispute relating to any Tax Proceeding for which Sears has liability pursuant to Section 8.1(a) (or relating to refunds or credits to which Sears is entitled) and shall promptly forward to Sears any communications received from or sent to any Tax authority in connection with any such Tax Proceeding; provided, however, that a failure by Purchaser to give such notice will not affect the Purchaser Tax Indemnitees' rights to indemnification pursuant to Section 8.1(a) except to the extent Sears is prejudiced as a consequence of such failure.

        (e) Sears shall have the sole right to control, contest, resolve and defend, at Sears' sole expense, any Tax Proceeding (including having the right to determine whether, when and on what terms to settle any Tax Proceeding) with respect to (i) any consolidated, combined, affiliated or unitary Tax Returns (or Taxes) of the Sears Affiliated Group, (ii) any Tax Return of, or which includes, (or Taxes of) Sears or any member of the Sears Group, whether combined, consolidated, unitary, affiliated or otherwise (except to the extent such Tax Proceeding is with respect to a Straddle Period Tax Return (or Straddle Period Taxes) with regard to the Purchased Interests or the Acquired Subsidiary Stock which Tax Return (or Tax) is not a consolidated, combined, affiliated or unitary Tax Return or Tax), (iii) the Trust for a Pre-Closing Tax Period and (iv) any Tax Proceeding relating to a Sales Tax Recovery claim by Sears pursuant to
Section 8.11(b); provided, however, that in the case of any Tax Proceeding relating to a Sales Tax Recovery claim by Sears pursuant to Section 8.11(b), (A) Sears shall provide Purchaser with a timely and reasonably detailed account of each stage of such Tax Proceeding, (B) Sears shall consult with Purchaser before taking any significant action in connection with such Tax Proceeding, (C) Sears shall consult with Purchaser and offer Purchaser an opportunity to comment before submitting any written materials prepared or furnished in connection with such Tax Proceeding and (D) Sears shall defend such Tax Proceeding diligently and in good faith. Any expenses incurred by Purchaser in connection with any Tax Proceeding covered by this Section 8.4(e) shall be borne by Purchaser.

        (f)  In the case of any Tax Proceeding with respect to a Tax Return (or
Tax) of the Acquired Subsidiary for any Pre-Closing Tax Period (other than a Tax Proceeding covered by Section 8.4(e) above), Sears shall be the Controlling Party, Purchaser shall be the Non-Controlling Party and the provisions of
Section 8.4(h) below shall apply.

        (g) In the case of (A) any Tax Proceeding with respect to Taxes with respect to the Purchased Interests, the Acquired Subsidiary, the Trust or the Acquired Subsidiary Stock for a Straddle Period (other than a Tax Proceeding covered by Section 8.4(e) or (f) above) or (B) any Tax Proceeding relating to the Business, the Acquired Subsidiary, the Trust, the Purchased Interests or the Acquired Subsidiary Stock (other than a Tax Proceeding covered by Section 8.4(e) or (f) above) for which Sears may have liability pursuant to Section 8.1(a) (or relating to refunds or credits to which Sears may be entitled), (i) if the Tax Proceeding involves a claim for Taxes which would be borne by Sears if the Tax authority were successful with respect to such claim in the Tax Proceeding (a "Sears Tax Claim") and a claim for Taxes which would be borne by Purchaser if the Tax authority were successful with respect to such claim in the Tax Proceeding (a "Purchaser Tax Claim") and the relevant Tax authority agrees to permit the Sears Tax Claim and the Purchaser Tax Claim to be separately contested and settled, then (x) the Sears Tax Claim and the Purchaser Tax Claim shall be separately contested, (y) Sears shall be the Controlling Party (and Purchaser shall be the Non-Controlling Party) with respect to any Sears Tax Claim and the provisions of Section 8.4(h) below shall apply with respect to the Tax Proceeding in respect of the Sears Tax Claim and (z) Purchaser shall be the Controlling Party (and Sears shall be the Non-Controlling Party) with respect to any Purchaser Tax Claim and the provisions of Section 8.4(h) below shall apply with respect to the Tax Proceeding in respect of the Purchaser Tax Claim, (ii) if the Tax Proceeding involves a Sears Tax Claim and a Purchaser Tax Claim and the Sears Tax Claim is not separable from the Purchaser Tax Claim, then the Controlling Party shall be whichever of Sears and Purchaser would bear the greater Tax with respect to such Tax Proceeding if the Tax authority were successful in the Tax Proceeding, the

Non-Controlling Party shall be whichever of Sears and Purchaser is not the Controlling Party (unless the Tax Proceeding is with respect to a Tax Return of a consolidated, combined, unitary or affiliated group of which Purchaser or any Affiliate of Purchaser (other than the Acquired Subsidiary and the Trust) is the common parent, in which case the Controlling Party shall be Purchaser and the Non-Controlling Party shall be Sears) and the provisions of Section 8.4(h) shall apply, (iii) if the Tax Proceeding involves solely a Sears Tax Claim, then Sears shall be the Controlling Party, Purchaser shall be the Non-Controlling Party (unless the Tax Proceeding is with respect to a Tax Return of a consolidated, combined, unitary or affiliated group of which Purchaser or any Affiliate of Purchaser (other than the Acquired Subsidiary and the Trust) is the common parent, in which case the Controlling Party shall be Purchaser and the Non-Controlling Party shall be Sears) and the provisions of Section 8.4(h) below shall apply and (iv) if the Tax Proceeding involves solely a Purchaser Tax Claim, then Purchaser shall be the Controlling Party, Sears shall be the Non-Controlling Party and the provisions of Section 8.4(h) below shall apply.

        (h) The Controlling Party may elect to control, contest, resolve and defend any Tax Proceeding as to which such party is the Controlling Party. If the Controlling Party desires to elect to control any such Tax Proceeding, the Controlling Party shall, within ten (10) Business Days of receipt of the notice of the Tax Proceeding from the Non-Controlling Party or from the Tax authority, notify the Non-Controlling Party in writing of its intent to do so. If the Controlling Party timely elects to control any such Tax Proceeding, then the Controlling Party shall have the right to determine whether, when and on what terms to settle such Tax Proceeding; provided, however, that (i) the Controlling Party shall provide the Non-Controlling Party with a timely and reasonably detailed account of each stage of such Tax Proceeding, (ii) the Controlling Party shall consult with the Non-Controlling Party before taking any significant action in connection with such Tax Proceeding, (iii) the Controlling Party shall consult with the Non-Controlling Party and offer the Non-Controlling Party an opportunity to comment before submitting any written materials prepared or furnished in connection with such Tax Proceeding, (iv) the Controlling Party shall defend such Tax Proceeding diligently and in good faith as if the Controlling Party were responsible for 100 percent of the Taxes claimed to be due in the Tax Proceeding, (v) in the case of Tax Proceedings covered by the parenthetical language in Section 8.4(g)(ii) or (iii), the consent of Sears, not to be unreasonably withheld, conditioned or delayed, shall be required prior to the submission of any written materials prepared or furnished in connection with such Tax Proceedings that relate to the Sears Tax Claim, and (vi) except in the case of Tax Proceedings covered by the parenthetical language in Section 8.4(g)(ii) or (iii), the Controlling Party shall not settle such Tax Proceeding without the consent of the Non-Controlling Party, not to be unreasonably withheld, conditioned or delayed; provided, however, that if the Non-Controlling Party withholds its consent to a proposed settlement under this clause (vi), then the Controlling Party's Liability with respect to such Tax Proceeding shall be limited to the amount that such Liability would have been under such proposed settlement. If the Controlling Party does not elect to control a Tax Proceeding which it is entitled to control pursuant to this subsection (or, after assuming control, the Controlling Party fails to pursue such Tax Proceeding), the Non-Controlling Party may, without affecting any rights to indemnification under this Article VIII, assume and control such Tax Proceeding; provided, however, that such Non-Controlling Party may not settle such Tax Proceeding without the consent of the Controlling Party, which consent shall not be unreasonably withheld, conditioned or delayed; provided further, however, that if the Controlling Party withholds its consent to a proposed settlement, then the Non-Controlling Party's Liability with respect to such Tax Proceeding shall be limited to the amount that such Liability would have been under such proposed settlement. The Controlling Party shall bear any expenses incurred by it, and the Non-Controlling Party shall bear any expenses incurred by it, in connection with any Tax Proceeding to which this Section 8.4(h) applies.

        (i) Notwithstanding any other provision of this Agreement or the Related Agreements, neither Purchaser, nor any of the Acquired Subsidiary, the Trust and their respective Subsidiaries and Affiliates shall be entitled to participate in any Tax Proceeding with respect to any consolidated, combined, affiliated or unitary Tax Return which includes Sears or any member of the Sears Group, and neither Purchaser, nor any of the Acquired Subsidiary, the Trust and their respective Subsidiaries and Affiliates shall be entitled to any information regarding or copy of any such Tax Return, except to the extent that such Tax Proceeding or Tax Return relates solely to the Acquired Subsidiary or the Trust.

        (j) In the case of any Third Party Claim (that is not a Tax Proceeding) with respect to which Sears may have any liability under Section 8.1(a)(iv), the provisions of Section 10.4 shall apply.

        Section 8.5. Tax Sharing Agreements. Notwithstanding anything in any other agreement to the contrary, all liabilities and obligations between Sears or any of its Affiliates (other than the Acquired Subsidiary or Trust), on the one hand, and the Acquired Subsidiary and the Trust, on the other hand, under any Tax allocation or Tax sharing agreement in effect prior to the Closing Date (other than this Agreement) shall cease and terminate as of the Closing Date.

        Section 8.6.  [Intentionally Omitted]

        Section 8.7. Transfer Taxes. Purchaser and Sears shall share equally all documentary, sales, use, real property transfer, real property gains, registration, value added, transfer, stamp, recording and similar Taxes, fees and costs together with any interest thereon, penalties, fines, costs, fees, additions to tax or additional amounts with respect thereto incurred in connection with the transactions contemplated by this Agreement ("Transfer Taxes"). Purchaser and Sears shall be responsible for jointly preparing and timely filing (and cooperating with one another in preparing and filing) any Tax Returns required with respect to any such Transfer Taxes. Sears and Purchaser will provide to one another a true copy of each such Tax Return as filed and evidence of the timely filing thereof.

        Section 8.8. Survival. All rights and obligations under this Article VIII shall survive the Closing Date and continue until sixty (60) days after the expiration of all applicable statutes of limitation (including extensions thereof), except that the right to commence any claim under Section 8.1(a)(ii)(B) or any claim for Taxes under Section 8.1(a)(iv) shall survive until the date that is sixty (60) days after the Expiration Date and the right to commence any claim for Damages under Section 8.1(a)(iv) shall survive until the one year anniversary of the Expiration Date; provided, however, that in the event written notice of any bona fide claim for indemnification under this
Article VIII shall have been given in accordance herewith within the applicable survival period, the rights and obligations that are the subject of such claim for indemnification shall survive with respect to such claim until such time as such claim is fully and finally resolved. Except for the representations and warranties contained in Section 4.25(c) and

Section 4.25(d), the representations and warranties contained in Section 4.25 shall not survive the Closing and shall not form the basis of any claim for indemnification under this Agreement. The representations and warranties contained in Section 4.25(c) and Section 4.25(d) (for purposes of claims for Taxes) shall survive until sixty (60) days after the Expiration Date. The representations and warranties contained in Section 4.25(d) (for purposes of claims for Damages) shall survive until the one year anniversary of the Expiration Date.

        Section 8.9. Post-Closing Dispositions. For the absence of doubt, the covenants of Purchaser and the Acquired Subsidiary and the Trust set forth in this Article VIII shall apply to Purchaser and the Acquired Subsidiary and the Trust regardless of any post-Closing disposition of the Acquired Subsidiary or the Trust by Purchaser or any of its Affiliates.

        Section 8.10. Tax Treatment of Payments. Sears, Purchaser, the Acquired Subsidiary and their respective Affiliates shall treat any and all payments under this Article VIII or Section 3.7 or Section 3.8 or Article X (and the amount of any Receivables posted to accounts on or prior to the Closing Date but on or after the Cut-off Time) as an adjustment to the purchase price for all Tax purposes unless they are required to treat such payments otherwise pursuant to a Determination.

        Section 8.11. Sales Tax Recoveries. (a) Sears shall not be entitled to, and except as provided in Section 8.11(b) hereof shall not claim, any Sales Tax Recovery attributable to any charge-off by Purchaser of receivables originated under an Account and found to be worthless and uncollectible to the extent such charge-off accrues and is claimed as a deduction by Purchaser (i) after the Cut-off Time and (ii) before the Tax Recovery End Date with respect to such receivables. Notwithstanding the foregoing, Sears shall be entitled to, and in no event shall Purchaser be entitled to, any Sales Tax Recovery attributable to a charge-off of a receivable originated under any Account to the extent such charge-off is reflected on the Closing Date Balance Sheet.

        (b) In the case of any Sales Tax Recovery described in the first sentence of Section 8.11(a) that may not be claimed by Purchaser or any of its Affiliates (including the Acquired Subsidiary and the Trust) under applicable Tax law and is permitted under applicable Tax law to be claimed by Sears or any Subsidiary thereof, Sears (or such Subsidiary) shall, upon the written request of Purchaser, claim such Sales Tax Recovery, but only if Purchaser (i) provides Sears with a written opinion of counsel or an accounting firm (which counsel or accounting firm is an expert regarding Sales Tax Recoveries in the applicable jurisdiction and is reasonably acceptable to Sears and which opinion is reasonably acceptable to Sears) to the effect that such Sales Tax Recovery is more likely than not to be allowed on the merits under applicable Tax law and
(ii) agrees to reimburse Sears for Sears' reasonable out-of-pocket expenses incurred in pursuing such Sales Tax Recovery claim (including any reasonable out-of-pocket expenses arising from a Tax Proceeding relating to such Sales Tax Recovery claim). Sears shall promptly forward to Purchaser any resulting Sales Tax Recovery to the extent actually realized by Sears or any Subsidiary thereof in cash (including an actually realized reduction in the amount of Sales Tax Liability that Sears or any Subsidiary thereof would have been required to pay in cash but for such Sales Tax Recovery). To the extent any such Sales Tax Recovery forwarded by Sears to Purchaser is subsequently disallowed, Purchaser shall promptly pay such disallowed amount to Sears (together with any interest, penalties and additional amounts related thereto) and hold Sears harmless against such disallowance.

        (c) In the case of any Sales Tax Recovery described in the first sentence of Section 8.11(a), Sears shall, upon the written request of Purchaser, provide Purchaser with such cooperation and shall deliver to Purchaser such required information and data, to the extent such information and data are in Sears' (or a Sears Subsidiary's) possession, as Purchaser may reasonably request in order to enable Purchaser to pursue such Sales Tax Recovery claim, but only if Purchaser agrees to reimburse Sears for Sears' reasonable out-of-pocket expenses incurred in providing Purchaser with such cooperation, required information and data and, in the case of such information and data in Sears' or a Sears Subsidiary's possession that is not readily available to Sears or a Sears Subsidiary, to reimburse Sears for any reasonable out-of-pocket expenses incurred by Sears and the allocable portions of employee salaries and reasonable bonuses in connection with mining or retrieval of such information or data.


                                   ARTICLE IX
                                   TERMINATION

        Section 9.1. Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing Date only:

        (a)  By the mutual written consent of Purchaser and Sears;

        (b) By either Purchaser or Sears, upon notification of the non-terminating Party by the terminating Party, if any permanent injunction or action by any Governmental Authority of competent jurisdiction prohibiting consummation of the transactions contemplated by this Agreement shall have been issued or taken and shall have become final and nonappealable;

        (c) By either Purchaser or Sears, if the transactions contemplated by this Agreement are not consummated by the date that is nine (9) months after the first month end following the date hereof (the "Termination Date"), except to the extent that such failure arises out of, or results from, a material breach by the Party seeking to terminate this Agreement of any representation, warranty or covenant of such Party contained herein; provided that if the failure to consummate the transactions contemplated hereby by the Termination Date is caused by a delay in satisfying Section 7.1(c) hereof or obtaining any approval of a Governmental Authority necessary to satisfy Section 7.1(d) hereof, no Party shall have the right to terminate this Agreement pursuant to this Section 9.1(c) until the date that is three months after the Termination Date;

        (d) By Sears (i) if Purchaser shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would render any condition to Sellers' obligations under Section 7.1 or 7.3 hereof incapable of being satisfied; provided, however, that if such breach or failure to perform is curable by Purchaser through the exercise of its reasonable best efforts, and for so long as Purchaser continues to exercise such reasonable best efforts, Sears may not terminate this Agreement under this
Section 9.1(d); provided, further, that the preceding proviso shall not in any event be deemed to extend the date set forth in Section 9.1(c), or (ii) if a condition under Section 7.1 hereof to Sellers' obligations hereunder has been rendered incapable of being satisfied; or

        (e) By Purchaser (i) if any Seller shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would render any condition to Purchaser's obligations under
Section 7.1 or 7.2 hereof incapable of being satisfied; provided, however, that if such breach or failure to perform is curable by such Seller through the exercise of its reasonable best efforts, and for so long as such Seller continues to exercise such reasonable best efforts, Purchaser may not terminate this Agreement under this Section 9.1(e); provided, further, that the preceding proviso shall not in any event be deemed to extend the date set forth in Section 9.1(c) or (ii) if a condition under Section 7.1 hereof to Purchaser's obligations hereunder has been rendered incapable of being satisfied.

        Section 9.2. Effect of Termination. If this Agreement is terminated, no Party hereto (or any of its Affiliates, directors, officers, representatives or agents) will have any Liability or further obligation to any other Party to this Agreement, except for any Liability arising out of any knowing, willful or fraudulent breach of this Agreement prior to such termination and except for the obligations set forth in Sections 6.2(b) and 11.11, which shall survive termination.

                                   ARTICLE X
                                 INDEMNIFICATION

        Section 10.1.  Survival of Representations and Warranties and Covenants.
(a) The right to commence any claim under this Article X with respect to the representations and warranties set forth herein shall survive until the date that is twenty-four months after the Closing Date; provided that in the event written notice of any bona fide claim for indemnification under Section 10.2(c) or Section 10.3(b) shall have been given in accordance herewith within the applicable survival period setting forth in reasonable detail (including a reasonable specification of the legal and factual basis for such claim), the representations and warranties that are the subject of such indemnification claim shall survive with respect to such claim until such time as such claim is fully and finally resolved.

        (b) Those covenants that contemplate or may involve actions to be taken or obligations in effect after the Closing shall survive in accordance with their terms. This Section 10.1 shall not limit any covenant or agreement of the parties contained in this Agreement which by its terms contemplates performance after the Closing, and shall not extend the applicability of any covenant or agreement of the parties contained in this Agreement which by its terms relates only to a period between the date hereof and the Closing.

        Section 10.2. Indemnification of Purchaser. Subject to the terms of this Article X, from and after the Closing Date, each Seller shall, jointly and severally, indemnify, defend, save and hold harmless Purchaser and its Affiliates (including the Acquired Subsidiary and the Trust), each of their respective officers, directors, employees, agents and representatives, and each of the heirs, executors, successors and assigns of the foregoing (collectively, the

"Purchaser Indemnified Parties"), from and against (whether in connection with a Third Party Claim or a direct claim) any and all Damages as incurred (payable promptly upon written request) (including such fees and expenses related to the enforcement of this Agreement), resulting from, arising out of or related to:

        (a)  the Retained Liabilities;

        (b)  the Retained Assets;

        (c) any breach by any Seller of any representation or warranty under this Agreement or in any agreement, certificate, document, or other instrument delivered pursuant hereto (determined without regard to any Knowledge, materiality or Business Material Adverse Effect qualification);

        (d) the failure by any Seller timely to perform any of its covenants or agreements contained in this Agreement or in any agreement, certificate, document, or other instrument delivered pursuant hereto; and

        (e) the failure of any Seller to comply with any applicable bulk sales law, except that this subsection (e) shall not affect the obligation of Purchaser to pay and discharge any Assumed Liability.

        Section 10.3.  Indemnification of Sellers. Subject to the terms of this
Article X, Purchaser hereby agrees to indemnify, defend, save and hold harmless Sellers and their respective Affiliates, each of their respective officers, directors, employees, agents and representatives, and each of the heirs, executors, successors and assigns of the foregoing (collectively, the "Seller Indemnified Parties" and together with the Purchaser Indemnified Parties, the "Indemnified Parties") from and against (whether in connection with a Third Party Claim or a direct claim) any and all Damages as incurred (payable promptly upon written request) (including such fees and expenses related to the enforcement of this Agreement), resulting from, arising out of or related to:

        (a) (i) the Assumed Liabilities and (ii) the failure of the Acquired Subsidiary (or its successors or assigns) to pay, perform and discharge when due any of its Liabilities;

        (b) any breach by Purchaser of any representation or warranty under this Agreement or in any agreement, certificate, document, or other instrument delivered pursuant hereto (determined without regard to any Knowledge, materiality or Purchaser Material Adverse Effect qualification);

        (c) the failure by Purchaser timely to perform any of its covenants or agreements contained in this Agreement or in any agreement, certificate, document, or other instrument delivered pursuant hereto; and

        (d) any claim by MasterCard of a breach by the Bank of Section 7 of the MasterCard Agreements.

        Section 10.4. Claims. (a) Third-Party Claims. Upon receipt by an Indemnified Party of notice of any action, suit, proceedings, audit, claim, demand, investigation or assessment made or brought by an unaffiliated third party (a "Third-Party Claim") with respect to a matter for which such Indemnified Party is indemnified under this Article X which has or is expected to give rise to a claim for Damages, the Indemnified Party shall promptly (but in any event within twenty days of receipt of such Third Party Claim), in the case of a Purchaser Indemnified Party, notify Sears, and in the case of a Seller Indemnified Party, notify Purchaser (Sears or Purchaser, as the case may be, the "Indemnifying Party"), in writing, indicating the nature of such Third Party Claim and the basis therefor; provided, however, that any delay or failure by the Indemnified Party to give notice to the Indemnifying Party shall relieve the Indemnifying Party of its obligations hereunder only to the extent, if at all, that it is materially prejudiced by reason of such delay or failure. Such written notice shall describe such Third Party Claim in reasonable detail including the sections of this Agreement which form the basis for such claim; copies of all material written evidence thereof and the estimated amount of the Damages that have been or may be sustained by an Indemnified Party. Except for matters relating to any Environmental Claim and any Cleanup arising therefrom with respect to which Purchaser shall be entitled to manage any action, suit, proceedings, audit, claim, demand, investigation or assessment relating thereto, the Indemnifying Party shall have 30 days after receipt of notice to elect, at its option, to assume and control the defense of, at its own expense and by its own counsel, any such Third Party Claim and shall be entitled to assert any and all defenses available to the Indemnified Party to the fullest extent permitted by applicable law. If the Indemnifying Party shall undertake to compromise or defend any such Third Party Claim, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party agrees to cooperate fully with the Indemnifying Party and its counsel in the compromise of, or defense against, any such Third Party Claim; provided, however, that the Indemnifying Party shall not settle, compromise or discharge, or admit any liability with respect to, any such Third Party Claim without the prior written consent of the Indemnified Party (which consent will not be unreasonably withheld or delayed) unless the relief consists solely of money damages and includes a provision whereby the plaintiff or claimant in the matter releases the Purchaser Indemnified Parties or Seller Indemnified Parties, as applicable, from all liability with respect thereto. Notwithstanding an election to assume the defense of such action or proceeding, the Indemnified Party shall have the right to employ separate counsel and to participate in the defense of such action or proceeding, and the Indemnifying Party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the Indemnified Party shall have determined in good faith that an actual or potential conflict of interest makes representation by the same counsel or the counsel selected by the Indemnifying Party inappropriate or (ii) the Indemnifying Party shall have authorized the Indemnified Party to employ separate counsel at the Indemnifying Party's expense. In any event, the Indemnified Party and Indemnifying Party and their counsel shall cooperate in the defense of any Third Party Claim subject to this Article X and keep such Persons informed of all developments relating to any such Third Party Claims, and provide copies of all relevant correspondence and documentation relating thereto. All costs and expenses incurred in connection with the Indemnified Party's cooperation shall be borne by the Indemnifying Party. In any event, the Indemnified Party shall have the right at its own expense to participate in the defense of such asserted liability. If the Indemnifying Party receiving such notice of Third Party Claim does not elect to defend such Third Party Claim or does not defend such Third Party Claim in good faith, the Indemnified Party shall have the right, in addition to any other right or remedy it may have hereunder, at the Indemnifying Party's expense, to defend such Third Party Claim; provided, however, that (i) the Indemnified Party shall not have any obligation to participate in the defense of, or defend, any such Third Party Claim; (ii) the Indemnified Party's defense of or participation in the defense of any such Claim shall not in any way diminish or lessen the obligations of the Indemnifying Party under this Article X; and (iii) the Indemnified Party shall not settle, compromise or discharge, or admit any liability with respect to, any such Third Party Claim without the written consent of the Indemnifying Party (which consent will not be unreasonably withheld or delayed). The above provisions of this Section 10.4(a) shall not apply to Tax Proceedings but shall apply to any Third Party Claim (that is not a Tax Proceeding) with respect to which Sears may have any liability under Section 8.1(a)(iv).

        (b) Direct Claims. Each Party hereto also agrees that any direct claim which such Party may bring against any other Party hereto under the provisions of this Agreement shall be governed exclusively by the provisions of this
Article X, other than Section 10.4(a).

        Section 10.5. Limitations. (a) Notwithstanding anything contained in this Agreement to the contrary, (i) Sellers shall not be liable for any amounts for which Purchaser Indemnified Parties are otherwise entitled to indemnification pursuant to Section 8.1(a)(ii)(B), Section 8.1(a)(iv) or Section 10.2(c) unless (x) a claim is asserted during the survival period specified in
Section 8.8 or Section 10.1(a) (as applicable), and (y) the aggregate amount of all Damages and Taxes for which Purchaser Indemnified Parties are entitled to indemnification pursuant to Section 8.1(a)(ii)(B), Section 8.1(a)(iv) and
Section 10.2(c) exceeds, on a cumulative basis, fifty million dollars ($50,000,000) (the "Threshold"), and then only to the extent of such excess, and
(ii) Sellers shall not be required to make indemnification payments pursuant to Sections 8.1(a)(ii)(B), Section 8.1(a)(iv) or 10.2(c) to the extent indemnification payments thereunder would exceed in the aggregate five hundred million dollars ($500,000,000) (the "Maximum Indemnification Amount").

        (b) Notwithstanding anything contained in this Agreement to the contrary, (i) Purchaser shall not be liable for any amounts for which Seller Indemnified Parties are otherwise entitled to indemnification pursuant to
Section 10.3(b) unless (x) a claim is timely asserted during the survival period specified in Section 10.1(a) and (y) the aggregate amount of all Damages for which Seller Indemnified Parties are entitled to indemnification pursuant to
Section 10.3(b) exceeds, on a cumulative basis, the Threshold, and then only to the extent of such excess, and (ii) Purchaser shall not be required to make indemnification payments pursuant to Section 10.3(b) to the extent indemnification payments thereunder would exceed in the aggregate the Maximum Indemnification Amount.

        (c) In determining the foregoing Threshold and in otherwise determining the amount to which Indemnified Parties are entitled to assert a claim for indemnification pursuant to Article VIII or this Article X, no claim for lost profits or opportunity costs shall be taken into account.

        (d) Amounts payable by the Indemnifying Party to the Indemnified Party in respect of any Damages for which such party is entitled to indemnification hereunder ("Indemnity Payments") shall be paid in immediately available funds within ten (10) Business Days after the later of (i) the receipt of a written request from the party entitled to such

Indemnity Payment and (ii) the date of payment of the amount that is the subject of the Indemnity Payment by the party entitled to receive the Indemnity Payment, except to the extent contested by the Indemnifying Party. All such Indemnity Payments shall be made to the designated account of, and in the manner specified in writing by, the party entitled to such Indemnity Payments.

        Section 10.6. Insurance; Tax Benefits. (a) Notwithstanding anything herein to the contrary, Damages shall be net of any insurance or other recoveries actually received by the Indemnified Party or its Affiliates in connection with the facts giving rise to the right of indemnification. If an Indemnified Party shall have used its reasonable best efforts to recover any amounts recoverable under insurance policies and shall not have recovered the applicable Damages in full within 120 days, the Indemnifying Party shall promptly pay upon written request the amount with interest accrued thereon, by which such Damages exceeds the amounts actually recovered.

        (b) The Indemnified Party shall claim on the appropriate Tax Return any Benefit Item arising from the incurrence or payment of Damages if the Indemnified Party believes such Benefit Item is allowable or if the Indemnifying Party provides the Indemnified Party with an opinion of a nationally recognized law firm or accounting firm (which firm and opinion shall be reasonably acceptable to the Indemnified Party) to the effect that such Benefit Item "should" be allowable. Not more than ten (10) Business Days after filing the Tax Return on which such Benefit Item is claimed, the Indemnified Party shall pay the Indemnifying Party the amount of any realized Tax Benefit arising from such Benefit Item (net of the Tax cost, including the net present value of any reasonably anticipated future Tax cost, to the Indemnified Party or its Affiliates arising from the receipt of the indemnification payment).

        Section 10.7. Remedies Exclusive. Except in cases of common law fraud or as otherwise specifically provided herein (including Section 10.9 hereof), the remedies provided in Article VIII and this Article X shall be the exclusive monetary remedies (including equitable remedies that involve monetary payment, such as restitution or disgorgement, other than specific performance to enforce any payment or performance due hereunder) of the parties hereto from and after the Closing in connection with any breach of a representation or warranty, or non-performance, partial or total, of any covenant or agreement contained herein.

        Section 10.8. Mitigation. Each Indemnified Party shall use its reasonable best efforts to mitigate any claim or liability that an Indemnified Party asserts or is reasonably likely to assert under Article VIII and this
Article X. In the event that an Indemnified Party shall fail to make such reasonable best efforts to mitigate any such claim or liability, then notwithstanding anything else to the contrary contained herein, neither Sellers nor Purchaser, as the case may be, shall be required to indemnify any Indemnified Party for that portion of any Damages that could reasonably be expected to have been avoided if the Indemnified Party had made such efforts.

        Section 10.9.  Tax Indemnification. Except as expressly provided in
Article VIII or this Article X, this Article X shall not apply to indemnification with respect to Taxes.

        Section 10.10. Termination of Indemnification. Except as otherwise expressly provided in this Article X, the obligations to indemnify and hold harmless any party pursuant to Sections 10.2 and 10.3 shall not terminate.


                                   ARTICLE XI
                                  MISCELLANEOUS

        Section 11.1. Notices. All notices, demands, and other communications required or permitted to be given to any Party under this Agreement shall be in writing and any such notice, demand or other communication shall be deemed to have been duly given when delivered by hand, courier or overnight delivery service or, if mailed, two (2) Business Days after deposit in the mail, certified or registered mail, return receipt requested and with first-class postage prepaid or, in the case of facsimile notice, when sent and transmission is confirmed, and, regardless of method, addressed to the Party at its address or facsimile number set forth below (or at such other address or facsimile number as the Party shall furnish the other parties in accordance with this Section):

        (a)  If to Sears:

                  Sears, Roebuck and Co.
                  3333 Beverly Road
                  Hoffman Estates, Illinois 60179
                  Attn: General Counsel
                        Chief Financial Officer
                  Facsimile: (847) 286-0959
                  Telephone confirmation: (847) 286-2500

                  With a copy to the Bank:

                  Sears National Bank
                  2626 South Hardy Drive
                  Tempe, Arizona 85282
                  Attn: President
                  Facsimile: (480) 804-6350
                  Telephone confirmation: (480) 804-6317

                  With a further copy to:

                  Wachtell, Lipton, Rosen & Katz
                  51 West 52nd Street
                  New York, New York 10019
                  Attn: Andrew R. Brownstein, Esq.
                        Craig M. Wasserman, Esq.
                  Facsimile: (212) 403-2000
                  Telephone confirmation: (212) 403-1000

        (b)  If to Purchaser:

                  Citicorp
                  399 Park Avenue
                  New York, New York 10043
                  (212) 559-1000
                  Attn: General Counsel
                  Facsimile: (212) 793-2402
                  Telephone confirmation: (212) 793-7589

                  With a copy to:

                  Citigroup Inc.
                  399 Park Avenue
                  New York, New York 10043
                  (212) 559-1000
                  Attn: Deputy General Counsel
                  Facsimile: (212) 793-2402
                  Telephone confirmation: (212) 793-7589

                  With a copy to:

                  Citigroup Inc.
                  Corporate Law Department
                  2nd Floor
                  425 Park Avenue
                  New York, New York 10043
                  Attn: Associate General Counsel Mergers & Acquisitions
                  Facsimile: (212) 793-2402
                  Telephone confirmation: (212) 793-7589

                  With a copy to:

                  Citibank USA, N.A.
                  701 East 602 Street North
                  Sioux Falls, South Dakota 57104
                  Attn: General Counsel
                  Facsimile: (605) 330-6745
                  Telephone confirmation: (605) 331-1567


                  With a copy to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  Four Times Square
                  New York, New York 10036
                  Attn: Eric J. Friedman, Esq.
                  Facsimile: (212) 735-2000
                  Telephone confirmation: (212) 735-3000


        Section 11.2. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without regard to the conflict of laws principles of such State.

        Section 11.3. Jurisdiction; Venue; Consent to Service of Process. (a) Each Party hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the Delaware Court of Chancery or any federal court sitting in the City of Wilmington, and any appellate court from any such court, in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment resulting from any such suit, action or proceeding, and each Party hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in the Delaware Court of Chancery or, to the extent permitted by law, by removal or otherwise, in such federal court. The Parties further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment.

        (b) To the extent that any Party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each of such Seller or Purchaser hereby irrevocably waives such immunity in respect of its obligations with respect to this Agreement.

        (c) It shall be a condition precedent to each Party's right to bring any suit, action or proceeding arising out of or relating to this Agreement that such suit, action or proceeding, in the first instance, be brought in the Delaware Court of Chancery or, to the extent permitted by law, by removal or otherwise, in such federal court (unless such suit, action or proceeding is brought solely to obtain discovery or to enforce a judgment), and if each of the Delaware Court of Chancery and such federal court refuses to accept jurisdiction with respect thereto, such suit, action or proceeding may be brought in any other court with jurisdiction; provided that the foregoing condition precedent shall not apply to any suit, action or proceeding by a Party seeking indemnification or contribution pursuant to this Agreement or otherwise in respect of a suit, action or proceeding against such Party if such suit, action or proceeding by such Party seeking indemnification or contribution is brought in the same court as the suit, action or proceeding against such Party.

        (d) No Party may move to (i) transfer any such suit, action or proceeding from the Delaware Court of Chancery or such federal court to another jurisdiction, (ii) consolidate any such suit, action or proceeding brought in the Delaware Court of Chancery or such federal court with a suit, action or proceeding in another jurisdiction or (iii) dismiss any such suit, action or proceeding brought in the Delaware Court of Chancery or such federal court for the purpose of bringing the same in another jurisdiction.

        (e) Each Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in the Delaware Court of Chancery or any federal court sitting in the City of Wilmington, (ii) the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court and (iii) the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such Party.

        (f) Each Party irrevocably consents to service of process in the manner provided for the giving of notices pursuant to Section 11.1 of this Agreement. Nothing in this Section 11.3 shall affect the right of any Party to serve process in any other manner permitted by law.

        Section 11.4. Counterparts. This Agreement may be executed by the Parties in counterparts which may be delivered by facsimile transmission. Each counterpart when so executed and delivered shall be deemed an original, and all such counterparts taken together shall constitute one and the same instrument.

        Section 11.5. Entire Agreement. This Agreement, together with the Related Agreements, the Securitization Transfer Agreements and the Confidentiality Agreement and all annexes, exhibits and schedules hereto and thereto, embody the entire agreement of the Parties hereto with respect to the subject matter hereof and supersede all prior agreements with respect thereto. The Parties intend that this Agreement shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial proceeding involving this Agreement.

        Section 11.6. Amendment, Modification and Waiver. No amendment to this Agreement shall be effective unless it shall be in writing and signed by each Party hereto. Any failure of a Party to comply with any obligation, covenant, agreement or condition contained in this Agreement may be waived by the Party entitled to the benefits thereof only by a written instrument duly executed and delivered by the Party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure of compliance.

        Section 11.7. Severability. If any provision of this Agreement or the application of any such provision is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Parties waive any provision of law that renders any provision of this Agreement invalid, illegal or unenforceable in any respect. The Parties shall, to the extent lawful and practicable, use their reasonable best efforts to enter into arrangements to reinstate the intended benefits, net of the intended burdens, of any such provision held invalid, illegal or unenforceable.

        Section 11.8. Successors and Assigns; No Third-Party Beneficiaries. This Agreement and all its provisions shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns. Nothing in this Agreement, whether expressed or implied, will confer on any Person, other than the Parties hereto or their respective permitted successors and assigns, any rights, remedies or Liabilities; provided that the provisions of Article X will inure to the benefit of the Indemnified Parties. No Party may assign its rights or obligations under this Agreement without the prior written consent of the other Parties hereto (which consent may not be unreasonably withheld) and any purported assignment without such consent shall be void; provided that Purchaser may, without the consent of Sellers, assign any or all of its rights or obligations hereunder to any of its Affiliates (although no such assignment shall relieve Purchaser of its obligations to Sellers or any Purchaser Indemnified Party hereunder).

        Section 11.9. Publicity. Except for any notice which is required by law or regulation, Sears and Purchaser each agree that neither it nor any of its Affiliates will issue a press release or make any other public statement with respect to the transactions contemplated by this Agreement or by the Related Agreements without the prior written consent of the other, which consent will not be unreasonably withheld or delayed. Purchaser and Sears agree, to the extent possible and legally permissible, to notify and consult with the other at least 24 hours in advance of filing any notice required by law or regulation.

        Section 11.10. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

        Section 11.11. Expenses. Except as otherwise expressly stated in this Agreement, any costs, expenses, or charges incurred by any of the Parties hereto shall be borne by the Party incurring such cost, expense or charge whether or not the series of transactions contemplated hereby shall be consummated.

        Section 11.12. Specific Performance and Other Equitable Relief. The Parties hereby expressly recognize and acknowledge that immediate, extensive and irreparable damage would result, no adequate remedy at law would exist and damages would be difficult to determine in the event that any provision of this Agreement is not performed in accordance with its specific terms or otherwise breached. Therefore, in addition to, and not in limitation of, any other remedy available to Purchaser or Sellers, an aggrieved Party under this Agreement would be entitled to specific performance of the terms hereof and immediate injunctive relief, without the necessity of proving the inadequacy of money damages as a remedy. Such remedies and any and all other remedies provided for in this Agreement shall, however, be cumulative in nature and not exclusive and shall be in addition to any other remedies whatsoever which any Party may otherwise have.

            IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

                                    SEARS, ROEBUCK AND CO.


                                    By:  /s/ Alan J. Lacy
                                        --------------------------------------
                                        Name:  Alan J. Lacy
                                        Title: Chairman of the Board and Chief
                                                  Executive Officer



                                    SEARS FINANCIAL HOLDING CORPORATION


                                    By:  /s/ Paul J. Liska
                                        --------------------------------------
                                        Name:  Paul J. Liska
                                        Title: Chairman of the Board, President
                                                  and Chief Executive Officer



                                    SEARS NATIONAL BANK


                                    By:  /s/ Paul J. Liska
                                        --------------------------------------
                                        Name:  Paul J. Liska
                                        Title: Chairman of the Board and Chief
                                                  Executive Officer



                                    SEARS ROEBUCK DE PUERTO RICO, INC.


                                    By:  /s/ Gary Salvatore
                                        --------------------------------------
                                        Name:  Gary Salvatore
                                        Title: President



                                    SEARS LIFE HOLDING CORP.


                                    By:  /s/ Paul J. Liska
                                        --------------------------------------
                                        Name:  Paul J. Liska
                                        Title: Chief Executive Officer

                                   SRFG, INC.


                                    By:  /s/ George F. Slook
                                        --------------------------------------
                                        Name:  George F. Slook
                                        Title: President and Chief Executive
                                                  Officer


                                   SMTB, INC.


                                    By:  /s/ George F. Slook
                                        --------------------------------------
                                        Name:  George F. Slook
                                        Title: President and Chief Executive
                                                  Officer


                                   SVFT, INC.


                                    By:  /s/ George F. Slook
                                        --------------------------------------
                                        Name:  George F. Slook
                                        Title: President and Chief Executive
                                                  Officer


                                   SLRR, INC.


                                    By:  /s/ Keith E. Trost
                                        --------------------------------------
                                        Name:  Keith E. Trost
                                        Title: President and Chief Executive
                                                  Officer


                                    SEARS INSURANCE SERVICES, LLC


                                    By:  /s/ Paul J. Liska
                                        --------------------------------------
                                        Name:  Paul J. Liska
                                        Title: Chief Executive Officer


                                    SEARS INSURANCE AGENCY, INC.


                                    By:  /s/ Paul J. Liska
                                        --------------------------------------
                                        Name:  Paul J. Liska
                                        Title: Chief Executive Officer

                                    SEARS INSURANCE SERVICES OF ALABAMA, LLC


                                    By:  /s/ Paul J. Liska
                                        --------------------------------------
                                        Name:  Paul J. Liska
                                        Title: Chief Executive Officer


                                    SEARS INSURANCE AGENCY OF MASSACHUSETTS,
                                      INC.


                                    By:  /s/ Timothy E. Devereux
                                        --------------------------------------
                                        Name:  Timothy E. Devereux
                                        Title: President


                                    SEARS INTELLECTUAL PROPERTY MANAGEMENT
                                    COMPANY


                                    By:  /s/ Andrew R. Ginger
                                        --------------------------------------
                                        Name:  Andrew R. Ginger
                                        Title: President


                                    SEARS BRANDS LLC


                                    By:  /s/ Andrew R. Ginger
                                        --------------------------------------
                                        Name:  Andrew R. Ginger
                                        Title: President





                                    CITICORP


                                    By:   /s/ Robert B. Willumstad
                                        --------------------------------------
                                        Name:  Robert B. Willumstad
                                        Title: Chief Executive Officer
                                               and President